Exhibit 10.1.3

Execution Version

AMENDMENT No. 2, dated as of February 19, 2014 (this “Amendment”), to the Credit Agreement dated as of July 12, 2011, as amended on February 8, 2013, among INC RESEARCH, LLC, a Delaware limited liability company (the “Borrower”), INC RESEARCH INTERMEDIATE, LLC, a Delaware limited liability company (“Holdings”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent (the “Administrative Agent”), Collateral Agent, Issuing Lender and as the Swingline Lender and the other parties thereto (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 11.1 of the Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes including to permit additional extensions of credit to be included in the Credit Agreement;

WHEREAS, (i) unless otherwise indicated on its signature page hereto, each Amendment No. 2 Consenting Lender (as defined in Exhibit A) has agreed, on the terms and conditions set forth herein, to have up to all or a portion of its outstanding Term B Loans (as defined in Exhibit A) , if any, converted into a like principal amount of a Term B-1 Loan (as defined in Exhibit A) effective as of the Amendment No. 2 Effective Date (as defined below) and (ii) if not all outstanding Term B Loans are converted as described in clause (i), the Additional Term B-1 Lender (as defined in Exhibit A) has agreed to make a Term B-1 Loan in a principal amount equal to the principal amount of Term B Loans not converted into Term B-1 Loans on the Amendment No. 2 Effective Date, the proceeds of which shall be applied to repay in full such non-converted Term B Loans (the “Non-Converted Term B Loans”);

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                           Amendments to Credit Agreement.  The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

Section 2.                                           Amendments to Exhibits to the Credit Agreement.  Paragraph 4 of Exhibit B to the Credit Agreement [Form of Compliance Certificate] is, effective as of the Amendment No. 2 Effective Date, hereby restated in its entirety as follows:

“[4.                            Attached hereto as Attachment 2 are the computations showing compliance with the covenant set forth in Section 8.1 of the Credit Agreement] [REQUIRED WHEN THE SUM OF (A) THE AGGREGATE PRINCIPAL AMOUNT OF REVOLVING LOANS AND SWINGLINE LOANS AND (B) LETTERS OF CREDIT (BUT EXCLUDING ALL LETTERS OF CREDIT THAT ARE CASH COLLATERALIZED), IN EACH CASE, OUTSTANDING AS OF THE LAST DAY OF ANY FOUR (4) CONSECUTIVE FISCAL QUARTER PERIOD, IS GREATER THAN 25% OF THE REVOLVING COMMITMENTS]”.

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Section 3.                                           Representations and Warranties, No Default.  In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of Holdings and the Borrower represents and warrants to each Lender that:

a)             After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; and

b)             At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.                                           Effectiveness.  This Amendment (it being understood that any amendment that by its terms requires the consent of each Lender or each adversely affected Lender, shall not become effective until the repayment in full of all Non-Converted Term B Loans) shall become effective on the date (such date, if any, the “Amendment No. 2 Effective Date”) that the following conditions have been satisfied:

(i)                  Consents.  The Administrative Agent shall have received executed signature pages hereto from the Issuing Lender, the Swingline Lender, each Revolving Lender and each of the Required Lenders;

(ii)               Additional Joinder Agreement.  The Administrative Agent, the Borrower and the Additional Term B-1 Lender (as defined in Exhibit A) shall have entered into the Additional Term B-1 Joinder Agreement (as defined in Exhibit A);

(iii)            Fees.  The Borrower shall have paid, (a) to the Administrative Agent, in immediately available funds, for the account of each consenting Revolving Lender that has delivered its signature page hereto to the Administrative Agent, a consent fee in an amount equal to 0.10% of the outstanding principal balance of the Revolving Commitments held by such consenting Revolving Lender outstanding as of the date hereof, (b) to the Amendment No. 2 Agents (as defined in Exhibit A) in immediately available funds, all fees owing to the Amendment No. 2 Agents as separately agreed to in writing by the Borrower and the Amendment No. 2 Lead Arranger and (c) to the extent invoiced, all reasonable and documented out-of-pocket expenses of the Amendment No. 2 Agents and the Administrative Agent in connection with this Amendment and the transaction contemplated hereby (but limited, in the case of legal fees and expenses, to the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP and Latham & Watkins LLP, counsel to the Amendment No. 2 Lead Arrangers and the Administrative Agent, respectively);

(iv)           Legal Opinions.  The Administrative Agent shall have received a favorable legal opinion of Weil, Gotshal & Manges LLP, counsel to the Loan Parties, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;

(v)               Officer’s Certificate. The Administrative Agent shall have received a certificate of an authorized officer of the Borrower dated the Amendment No. 2 Effective Date certifying that (a) after giving effect to this Amendment, each of the representations and warranties in the

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Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date and (b) at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

(vi)           Closing Certificates.  The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority and (ii) a certificate of a duly authorized officer of each Loan Party dated the Amendment No. 2 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 2 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Amendment and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing the Amendment on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of a duly authorized officer executing the certificate pursuant to clause (ii) above.

Section 5.                                           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.                                           Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

Section 7.                                           Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section 8.                                           Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every

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term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  Each Loan Party reaffirms its obligations under the Loan Documents (as amended hereby) to which it is party and the validity of the Liens granted by it pursuant to the Security Documents.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 9.                                           Submission To Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally:

(a)                                 submits for itself and its property in any legal action or proceeding relating to this Amendment and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)                                 consents that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the address set forth in Section 11.2 or on the signature pages hereof, as the case may be, or at such other address of which the Administrative Agent shall have been notified pursuant thereto; and

(d)                                 agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written

INC RESEARCH, LLC, as Borrower

By:	/s/ Gregory S. Rush
Name: Gregory S. Rush
Title: Chief Financial Officer

INC RESEARCH INTERMEDIATE, LLC,
as Holdings

By:	/s/ Gregory S. Rush
Name: Gregory S. Rush
Title Chief Financial Officer

KENDLE AMERICAS INVESTMENT INC.
KENDLE AMERICAS MANAGEMENT INC.
as Guarantors

By:	/s/ Duncan Jamie Macdonald
Name: Duncan Jamie Macdonald
Title: Chief Executive Officer and President

[Signature Page to Amendment No. 2]

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent, Collateral Agent, Issuing Lender and Swingline Lender

By:	/s/ Jeffrey A. Schaal
Name: Jeffrey A. Schaal
Title: Duly Authorized Signatory

[Signature Page to Amendment No. 2]

REVOLVING LENDERS

MORGAN STANLEY BANK, N.A.,
as a Revolving Lender

By:	/s/ Allen Chang
Name: Allen Chang
Title: Authorized Signatory

ING CAPITAL LLC,
as a Revolving Lender

By:	/s/ Thomas McCaughey
Name: Thomas McCaughey
Title: Managing Director

By:	/s/ Keith Alexander
Name: Keith Alexander
Title: Managing Director

ROYAL BANK OF CANADA,
as a Revolving Lender

By:	/s/ Mustafa Topiwalla
Name: Mustafa Topiwalla
Title: Authorized Signatory

NATIXIS,
as a Revolving Lender

By:	/s/ Kelvin Cheng
Name: Kelvin Cheng
Title: Executive Director

By:	/s/ Steven A. Eberhardt
Name: Steven A. Eberhardt
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Revolving Lender

By:	/s/ Jeffrey A. Schaal
Name: Jeffrey A. Schaal
Title: Duly Authorized Signatory

[Signature Page to Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Swiss Capital Pro Loan III Plc,
(Name of Institution)

	By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

	Name:	Karen Weber

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

APOLLO CREDIT FUNDING I LTD.,
(Name of Institution)

	By:	Apollo Fund Management LLC, as its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

IBM Personal Pension Plan Trust,
(Name of Institution)

	By:	Apollo Fund Management LLC, its Investment Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

STONE TOWER CLO VI LTD.,
(Name of Institution)

	By:	Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Stone Tower CLO V Ltd.,
(Name of Institution)

	By:	Apollo Debt Advisors LLC, As its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

CORNERSTONE CLO LTD.,
(Name of Institution)

	By:	Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

RAMPART CLO 2006-I LTD.,
(Name of Institution)

	By:	Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

BABSON CLO LTD. 2005-I
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Ryan Christenson
	Name:	Ryan Christenson
	Title:	Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

BABSON CLO LTD. 2005-III
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Ryan Christenson
	Name:	Ryan Christenson
	Title:	Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

BABSON CLO LTD. 2006-II
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Ryan Christenson
	Name:	Ryan Christenson
	Title:	Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

BABSON CLO LTD. 2007-I
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Ryan Christenson
	Name:	Ryan Christenson
	Title:	Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

BABSON MID-MARKET CLO LTD. 2007-II
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Ryan Christenson
	Name:	Ryan Christenson
	Title:	Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

SAPPHIRE VALLEY CDO I, LTD.
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Ryan Christenson
	Name:	Ryan Christenson
	Title:	Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

SC Pro Loan II Limited,
(Name of Institution)

	By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

	Name:	Karen Weber

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Battalion CLO IV Ltd.,
(Name of Institution)

	By:	BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By:	/s/ James Keogh

	Name:	James Keogh

	Title:	Bank Debt Manager

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☒

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Battalion CLO V Ltd.,
(Name of Institution)

	By:	Brigade Capital Management, LLC as Collateral Manager

By:	/s/ James Keogh

	Name:	James Keogh

	Title:	Bank Debt Manager

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☒

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

BATTALION CLO 2007-I, LTD.,
(Name of Institution)

	By:	BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By:	/s/ James Keogh

	Name:	James Keogh

	Title:	Bank Debt Manager

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☒

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

BATTALION CLO III LTD.,
(Name of Institution)

	By:	BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By:	/s/ James Keogh

	Name:	James Keogh

	Title:	Bank Debt Manager

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☒

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

AMERICAN HIGH-INCOME TRUST

By: Capital Research and Management Company, for and on behalf of American High-Income Trust,
(Name of Institution)

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

CITIBANK, N.A.,
(Name of Institution)

By:	/s/ Brian S. Broyles
	Name:	Brian S. Broyles
	Title:	Attorney-In-Fact

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

ATLAS SENIOR LOAN FUND III, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title:] Senior Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

ATLAS SENIOR LOAN FUND II, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title:] Senior Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

ATLAS SENIOR LOAN FUND, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title:] Senior Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

AUCARA HEIGHTS INC.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title:] Senior Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Crescent Capital High Income Fund B, L.P.
By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title:] Senior Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Crescent Capital High Income Fund L.P.
Business Name: Crescent Capital LP High Income Fund
By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title:] Senior Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Crescent Senior Secured Floating Rate Loan Fund, LLC
By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title:] Senior Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

ILLINOIS STATE BOARD OF INVESTMENT
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title:] Senior Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

PALMETTO INVESTORS MASTER FUND, LLC.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title:] Senior Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Trust Company of the West,
As trustee of TCW Capital Trust

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title:] Senior Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

TCW SENIOR SECURED LOAN FUND , LP
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title:] Senior Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

WEST BEND MUTUAL INSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title:] Senior Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Longfellow Place CLO, Ltd.,
(Name of Institution)

By:	/s/ Scott D’Orsi

	Name:	Scott D’Orsi

	Title:	Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Brit Insurance (Gibraltar) PCC Ltd in respect of a protected cell of that company known as ‘Cell Re’,
(Name of Institution)

By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber

	Name:	Karen Weber

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

The Trustees of Syndicate 2987,
(Name of Institution)

By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber

	Name:	Karen Weber

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

GoldenTree Loan Opportunities III, Ltd.,
(Name of Institution)

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

	Name:	Karen Weber

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

GoldenTree Loan Opportunities IV, Ltd.,
(Name of Institution)

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

	Name:	Karen Weber

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

GoldenTree Loan Opportunities VI, Ltd,
(Name of Institution)

By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber

	Name:	Karen Weber

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

GoldenTree Loan Opportunities V, Ltd.,
(Name of Institution)

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

	Name:	Karen Weber

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Health Net of California, Inc.,
(Name of Institution)

By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber

	Name:	Karen Weber

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

The University of Chicago,
(Name of Institution)

By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber

	Name:	Karen Weber

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

RS FLOATING RATE FUND,

By:	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA,

By:	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Halcyon Loan Advisors Funding 2012-1 Ltd,
(Name of Institution)

By:	/s/ David Martin
	Name:	David Martin
	Title:	Controller

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Halcyon Senior Loan Fund I Master LP,
(Name of Institution)

By:	/s/ David Martin
	Name:	David Martin
	Title:	Controller

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

ING Capital LLC,

By:	/s/ Thomas McCaughey
Name: Thomas McCaughey
Title: Managing Director

By:	/s/ Keith Alexander
Name: Keith Alexander
Title: Managing Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

DIAMOND LAKE CLO, LTD.
By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ Ryan Christenson
	Name:	Ryan Christenson
	Title:	Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

JP Morgan Chase Retirement Plan/Brigade,
(Name of Institution)

By:	BRIGADE CAPITAL MANAGEMENT, LLC As Investment Manager

By:	/s/ James Keogh

Name:	James Keogh

Title:	Bank Debt Manager

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☒

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

APOSTLE LOOMIS SAYLES
CREDIT OPPORTUNITIES FUND,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

,

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☒

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

APOSTLE LOOMIS SAYLES
SENIOR LOAN FUND,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

,

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☒

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

LOOMIS SAYLES SENIOR
FLOATING RATE & FIXED INCOME FUND,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Adviser

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

,

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☒

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

NATIXIS LOOMIS SAYLES
SENIOR LOAN FUND,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

,

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☒

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

THE LOOMIS SAYLES
SENIOR LOAN FUND, LLC,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

,

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☒

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Marathon CLO V Ltd.,
(Name of Institution)

By:	/s/ Jake Hyde

	Name:	Jake Hyde

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Venture IX CDO, Limited,
(Name of Institution)

By: its investment advisor, MJX Asset Management LLC

By:	/s/ Simon Yuan

	Name:	Simon Yuan

	Title:	Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Venture VII CDO Limited,
(Name of Institution)

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan

	Name:	Simon Yuan

	Title:	Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Venture VIII CDO, Limited,
(Name of Institution)

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan

	Name:	Simon Yuan

	Title:	Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Venture XIII CLO, Limited,
(Name of Institution)

By: its Investment Advisor MJX Asset Management LLC

By:	/s/ Simon Yuan

	Name:	Simon Yuan

	Title:	Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Morgan Stanley Senior Funding, Inc.,
(Name of Institution)

By:	/s/ Adam Savarese

	Name:	Adam Savarese

	Title:	Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Virtus Senior Floating Rate Fund,
(Name of Institution)

By:	/s/ Daniel Senecal

	Name:	Daniel Senecal

	Title:	Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Dunham Corporate/Government Bond Fund,
(Name of Institution)

By:	/s/ Daniel Senecal

	Name:	Daniel Senecal

	Title:	Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Virtus Balanced Fund,
(Name of Institution)

By:	/s/ Daniel Senecal

	Name:	Daniel Senecal

	Title:	Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Virtus Bond Fund,
(Name of Institution)

By:	/s/ Daniel Senecal

	Name:	Daniel Senecal

	Title:	Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Virtus Multi-Sector Intermediate Bond Fund f/k/a Virtus Multi Sector Fixed Income Fund,
(Name of Institution)

By:	/s/ Daniel Senecal

	Name:	Daniel Senecal

	Title:	Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Virtus Tactical Allocation Fund,
(Name of Institution)

By:	/s/ Daniel Senecal

	Name:	Daniel Senecal

	Title:	Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Virtus Total Return Fund,
(Name of Institution)

By:	/s/ Daniel Senecal

	Name:	Daniel Senecal

	Title:	Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

VVIT: Virtus Multi-Sector Fixed Income Series,
(Name of Institution)

By:	/s/ Daniel Senecal

	Name:	Daniel Senecal

	Title:	Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

DRACO Dollar FUNDING LIMITED,
(Name of Institution)

By:	/s/ Sinisa Krnic

	Name:	Sinisa Krnic

	Title:	Director

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Blue Falcon Limited,
(Name of Institution)

By: BRIGADE CAPITAL MANAGEMENT, LLC as Investment Manager

By:	/s/ James Keogh

	Name:	James Keogh

	Title:	Bank Debt Manager

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☒

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Mountain View CLO 2013-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manger

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

RidgeWorth Funds – Total Return Bond Fund
By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Seix Multi-Sector Absolute Return Fund L.P.
By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Baptist Health South Florida, Inc.
By: Seix Investment Advisors LLC, as Advisor

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Blue Cross of Idaho Health Service, Inc.
By: Seix Investment Advisors LLC, as Investment Manger

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

RidgeWorth Funds – Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

City National Rochdale Funds – Fixed Income Opportunities Fund
By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

Solus Senior High Income Fund LP,
(Name of Institution)

By: Solus Alternative Asset Management LP
Its Investment Advisor

By:	/s/ Christopher Pucillo
	Name:	Christopher Pucillo
	Title:	President

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

ULTRA MASTER LTD,
(Name of Institution)

By: Solus Alternative Asset Management LP
Its Investment Advisor

By:	/s/ Christopher Pucillo
	Name:	Christopher Pucillo
	Title:	President

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

LANDMARK IX CDO LTD,
(Name of Institution)

By: Landmark Funds LLC, as Manager

By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

LANDMARK VII CDO LTD,
(Name of Institution)

By: Landmark Funds LLC, as Manager

By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

The undersigned Lender hereby consents to this Amendment and, unless otherwise indicated below, consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Lead Arranger) into a Term B-1 Loan in a like principal amount on the Amendment No. 2 Effective Date.

LANDMARK VIII CLO LTD,
(Name of Institution)

By: Landmark Funds LLC, as Manager

By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:]

Check here if you do NOT wish to have your Term B Loans converted to Term B-1 Loans: ☐

[Term B-1 Lender Signature Page to INC Research Amendment]

Exhibit A

CREDIT AGREEMENT

among

INC RESEARCH, LLC,
as Borrower,

INC RESEARCH INTERMEDIATE, LLC,

The Several Lenders
from Time to Time Parties Hereto,

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent,

GENERAL ELECTRIC CAPITAL CORPORATION,
as Collateral Agent,

J.P. MORGAN SECURITIES LLC,

as Lead Arranger and Lead Bookrunner for Amendment No. ~~1,~~2,

GE CAPITAL MARKETS, INC.,

MORGAN STANLEY SENIOR FUNDING, INC. and
RBC CAPITAL MARKETS,

as Joint Lead Arrangers and Joint Bookrunners for Amendment No. ~~1,~~2,

J.P. MORGAN CHASE BANK, N.A.,
as Syndication Agent for Amendment No. ~~1,~~2,

and

MORGAN STANLEY SENIOR FUNDING, INC.,

RBC CAPITAL MARKETS(1),

ING CAPITAL LLC and
NATIXIS,

as Co-Documentation Agents for Amendment No. ~~1~~2

Dated as of July 12, 2011,

~~and~~ as ~~Amended~~amended by Amendment No. 1 on February 8, ~~2013~~2013,

~~MORGAN STANLEY SENIOR FUNDING, INC.,~~
~~ING CAPITAL LLC and~~
~~RBC CAPITAL MARKETS(1)~~
~~as Joint Lead Arrangers and Joint Bookrunners,~~

(1) RBC Capital Markets is a marketing name for the investment banking activities of Royal Bank of Canada.

~~(1)              RBC Capital Markets is a marketing name for the investment banking activities of Royal Bank of Canada.~~

~~ING CAPITAL LLC and~~
~~ROYAL BANK OF CANADA,~~
~~as Co-Syndication Agents~~

~~and~~

~~NATIXIS,~~

~~as Documentation Agent~~

and as further amended by Amendment No. 2 on February 19, 2014

2

TABLE OF CONTENTS

Page

SECTION 1.	DEFINITIONS

1.1	Defined Terms	1
1.2	Other Definitional Provisions	~~42~~45
1.3	Pro Forma Adjustments	~~43~~46

SECTION 2.	AMOUNT AND TERMS OF TERM COMMITMENTS

2.1	Term Commitments	~~44~~47
2.2	Procedure for Term Loan Borrowing	~~45~~48
2.3	Repayment of Term Loans	~~45~~48
2.4	Incremental Term Loans	~~45~~49
2.5	Fees	~~47~~51
2.6	Extension of Maturity Date in Respect of Term Facility	~~47~~51

SECTION 3.	AMOUNT AND TERMS OF REVOLVING COMMITMENTS

3.1	Revolving Commitments	~~49~~52
3.2	Procedure for Revolving Loan Borrowing	~~49~~52
3.3	Swingline Commitment	~~50~~53
3.4	Procedure for Swingline Borrowing; Refunding of Swingline Loans	~~50~~53
3.5	Fees	~~51~~55
3.6	Termination or Reduction of Revolving Commitments	~~52~~55
3.7	L/C Commitment	~~52~~55
3.8	Procedure for Issuance, Amendment, Renewal, Extension of Letters of Credit; Certain Conditions	~~53~~56
3.9	Fees and Other Charges	~~53~~56
3.10	L/C Participations	~~53~~57
3.11	Reimbursement Obligation of the Borrower	~~54~~57
3.12	Obligations Absolute	~~55~~58
3.13	Letter of Credit Payments	~~55~~58
3.14	Applications	~~55~~58
3.15	Defaulting Lenders	~~55~~59
3.16	Incremental Revolving Commitments	~~58~~61
3.17	Extension of Maturity Date in Respect of Revolving Facility	~~60~~63

SECTION 4.	GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT

4.1	Optional Prepayments	~~61~~65
4.2	Mandatory Prepayments	~~68~~71
4.3	Conversion and Continuation Options	~~69~~72
4.4	Limitations on Eurodollar Tranches	~~70~~73
4.5	Interest Rates and Payment Dates	~~70~~73
4.6	Computation of Interest and Fees	~~70~~74
4.7	Inability to Determine Interest Rate	~~71~~74
4.8	Pro Rata Treatment; Application of Payments; Payments	~~71~~75
4.9	Requirements of Law	~~73~~76
4.10	Taxes	~~74~~77
4.11	Indemnity	~~77~~80

i

Page

4.12	Change of Lending Office	~~77~~80
4.13	Replacement of Lenders	~~77~~81
4.14	Evidence of Debt	~~78~~81
4.15	Illegality	~~78~~82

SECTION 5.	REPRESENTATIONS AND WARRANTIES

5.1	Financial Condition	~~79~~82
5.2	No Change	~~79~~83
5.3	Corporate Existence; Compliance with Law	~~79~~83
5.4	Power; Authorization; Enforceable Obligations	~~80~~83
5.5	No Legal Bar	~~80~~83
5.6	Litigation and Adverse Proceedings	~~80~~83
5.7	No Default	~~80~~84
5.8	Ownership of Property; Liens	~~80~~84
5.9	Intellectual Property	~~81~~84
5.10	Taxes	~~81~~84
5.11	Federal Reserve Regulations	~~81~~85
5.12	Labor Matters	~~81~~85
5.13	ERISA	~~82~~85
5.14	Investment Company Act; Other Regulations	~~82~~85
5.15	Capital Stock and Ownership Interests of Subsidiaries	~~82~~85
5.16	Use of Proceeds	~~82~~86
5.17	Environmental Matters	~~83~~86
5.18	Accuracy of Information, etc.	~~83~~87
5.19	Security Documents	~~84~~87
5.20	Solvency	~~84~~87
5.21	Senior Indebtedness	~~84~~87
5.22	~~Regulatory Compliance 84 5.23~~Sanctions and Anti-~~Terrorism~~Corruption Laws	~~85~~88
5.23	[Reserved]	88
5.24	Patriot Act	~~85~~88

SECTION 6.	CONDITIONS PRECEDENT

6.1	Conditions to Initial Extension of Credit	~~86~~88
6.2	Conditions to Each Extension of Credit After the Closing Date	~~89~~91

SECTION 7.	AFFIRMATIVE COVENANTS

7.1	Financial Statements	~~89~~92
7.2	Certificates; Other Information	~~91~~93
7.3	Payment of Taxes	~~92~~94
7.4	Maintenance of Existence; Compliance	~~92~~94
7.5	Maintenance of Property; Insurance	~~92~~95
7.6	Inspection of Property; Books and Records; Discussions	~~92~~95
7.7	Notices	~~93~~95
7.8	Environmental Laws	~~93~~96
7.9	Interest Rate Protection	~~94~~96
7.10	Post-Closing; Additional Collateral, etc.	~~94~~96
7.11	Further Assurances	~~96~~98
7.12	Rated Credit Facility; Corporate Ratings	~~96~~99
7.13	Use of Proceeds	~~96~~99

Page

7.14	Designation of Subsidiaries	~~96~~99

SECTION 8.	NEGATIVE COVENANTS

8.1	Financial Condition Covenant	~~97~~99
8.2	Indebtedness	~~98~~100
8.3	Liens	~~99~~102
8.4	Fundamental Changes	~~102~~104
8.5	Disposition of Property	~~103~~105
8.6	Restricted Payments	~~104~~106
8.7	Investments	~~106~~108
8.8	Optional Payments and Modifications of Certain Debt Instruments	~~108~~110
8.9	Transactions with Affiliates	~~109~~111
8.10	Sales and Leasebacks	~~110~~112
8.11	Hedge Agreements	~~110~~112
8.12	Changes in Fiscal Periods	~~110~~112
8.13	Negative Pledge Clauses	~~110~~112
8.14	Clauses Restricting Subsidiary Distributions	~~111~~113
8.15	Lines of Business	~~112~~114
8.16	Holding Company	~~112~~115

SECTION 9.	EVENTS OF DEFAULT

9.1	Events of Default	~~113~~115
9.2	Borrower’s Right to Cure	~~115~~118

SECTION 10.	THE AGENTS

10.1	Appointment	~~116~~118
10.2	Delegation of Duties	~~116~~119
10.3	Exculpatory Provisions	~~116~~119
10.4	Reliance by Agents	~~117~~119
10.5	Notice of Default	~~117~~120
10.6	Non-Reliance on Agents and Other Lenders	~~117~~120
10.7	Indemnification	~~118~~120
10.8	Agent in Its Individual Capacity	~~118~~121
10.9	Successor Administrative Agent; Resignation of Issuing Lender and Swingline Lender	~~118~~121
10.10	Agents Generally	~~119~~121
10.11	Lender Action	~~119~~121
10.12	Withholding Tax	~~119~~122

SECTION 11.	MISCELLANEOUS

11.1	Amendments and Waivers	~~119~~122
11.2	Notices	~~122~~124
11.3	No Waiver; Cumulative Remedies	~~123~~126
11.4	Survival of Representations and Warranties	~~123~~126
11.5	Payment of Expenses	~~124~~126
11.6	Successors and Assigns; Participations and Assignments	~~125~~128
11.7	Sharing of Payments; Set-off	~~130~~132
11.8	Counterparts	~~131~~133
11.9	Severability	~~131~~133
11.10	Integration	~~131~~133
11.11	GOVERNING LAW	~~131~~133

Page

11.12	Submission To Jurisdiction; Waivers	~~131~~134
11.13	Acknowledgments	~~131~~134
11.14	Releases of Guarantees and Liens	~~132~~135
11.15	Confidentiality	~~133~~135
11.16	WAIVERS OF JURY TRIAL	~~133~~136
11.17	Patriot Act Notice	~~133~~136

ANNEX:

A	Pricing Grid

SCHEDULES:

1.1	Commitments
5.4	Consents, Authorizations, Filings and Notices
5.15	Subsidiaries
5.19(a)	UCC Filing Jurisdictions
5.19(b)	Real Property
8.2	Existing Indebtedness
8.3	Existing Liens
8.5	Dispositions
8.7	Existing Investments
8.9	Transactions with Affiliates
8.14	Clauses Restricting Subsidiary Distributions

EXHIBITS:

A	Form of Assignment and Assumption
B	Form of Compliance Certificate
B-1	Form of Borrowing Notice
C	Form of Guarantee and Collateral Agreement
D	[Reserved]
E-1	Form of Term Note
E-2	Form of Revolving Note
E-3	Form of Swingline Note
F	Form of Closing Certificate
G-1	Form of Legal Opinion of Weil, Gotshal & Manges LLP
G-2	Form of Legal Opinion of Squires, Sanders & Dempsey (US) LLP
G-3	Form of Legal Opinion of General Counsel of the Borrower
H	Form of Solvency Certificate
I	Form of Letter of Credit Application
J	Discount Range Prepayment Notice
K	Discount Range Prepayment Offer
L	Solicited Discounted Prepayment Notice
M	Solicited Discounted Prepayment Offer
N	Acceptance and Prepayment Notice
O	Specified Discount Prepayment Notice
P	Specified Discount Range Prepayment Response
Q-1	Form of Non-Bank Certificate
Q-2	Form of Non-Bank Certificate
Q-3	Form of Non-Bank Certificate
Q-4	Form of Non-Bank Certificate

v

CREDIT AGREEMENT, dated as of July 12, 2011 (as amended by Amendment No. 1 on February 8, 2013 and as further amended by Amendment No. 2 on February 19, 2014), among INC RESEARCH, LLC, a Delaware limited liability company (the “Borrower”), INC RESEARCH INTERMEDIATE, LLC, a Delaware limited liability company (“Holdings”), the several banks and other financial institutions or entities from time to time parties to this Agreement as Lenders, GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent and collateral agent (in such capacities, and together with its successors and permitted assigns in such capacities, the “Administrative Agent” and the “Collateral Agent,” respectively) and Swingline Lender, ING CAPITAL LLC and ROYAL BANK OF CANADA, as co-syndication agents (in such capacity, the “Co-Syndication Agents”), NATIXIS, as documentation agent (in such capacity, the “Documentation Agent”) and GENERAL ELECTRIC CAPITAL CORPORATION, as Issuing Lender.

WHEREAS, the Borrower has requested that the Lenders make available (a) the Term Commitments and the Original Term Loans on the Closing Date to finance a portion of the Transactions and to pay related fees and expenses and (b) the Revolving Commitments on and following the Closing Date for the purposes set forth herein; and

WHEREAS, the Lenders are willing to make available the Term Commitments and the Revolving Commitments for such purposes on the terms and subject to the conditions set forth in this Agreement;

NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS

1.1                               Defined Terms.  As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“Acceptable Discount”:  as defined in Section 4.1(b)(iv)(B).

“Acceptable Prepayment Amount”:  as defined in Section 4.1(b)(iv)(C).

“Acceptance and Prepayment Notice”:  a notice in the form of Exhibit N attached hereto.

“Acceptance Date”:  as defined in Section 4.1(b)(iv)(B).

“Acquired Person”:  as defined in Section 8.2(i).

“Acquisition”:  the acquisition of the Target by way of Triangle Two Acquisition Corp. merging with and into the Target, with the Target surviving the Acquisition pursuant to the Acquisition Agreement.

“Acquisition Agreement”:  the Agreement and Plan of Merger, dated May 4, 2011, among the Borrower, Triangle Two Acquisition Corp. and the Target.

“Acquisition Documentation”:  collectively, the Acquisition Agreement and all schedules, exhibits and annexes thereto.

“Additional Revolving Commitment Lender”:  as defined in Section 3.17(d).

“Additional Term B Commitment” means, with respect to the Additional Term B Lender, its commitment to make a Term B Loan on the Amendment No. 1 Effective Date in an amount equal to $300,000,000 minus the aggregate principal amount of the Converted Original Term Loans of all Lenders.

“Additional Term B Joinder Agreement” means the joinder agreement, dated the Amendment No. 1 Effective Date, by and among the Borrower, Holdings, the Administrative Agent and the Additional Term B Lender.

“Additional Term B Lender” means the Person identified as such in the Additional Term B Joinder Agreement.

“Additional Term B-1 Commitment” means, with respect to the Additional Term B-1 Lender, its commitment to make a Term B-1 Loan on the Amendment No. 2 Effective Date in an amount equal to $296,480,372.00 minus the aggregate principal amount of the Converted Term B Loans of all Lenders.

“Additional Term B-1 Joinder Agreement” means the joinder agreement, dated the Amendment No. 2 Effective Date, by and among the Borrower, Holdings, the Administrative Agent and the Additional Term B-1 Lender.

“Additional Term B-1 Lender” means the Person identified as such in the Additional Term B-1 Joinder Agreement.

“Additional Term Commitment Lender”:  as defined in Section 2.6(d).

“Adjustment Date”:  as defined in the Pricing Grid.

“Administrative Agent”:  as defined in the preamble to this Agreement.

“Administrative Agent Parties”:  as defined in Section 11.2(c).

“Affected Lender”:  as defined in Section 4.13.

“Affiliate”:  as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” shall have meanings correlative thereto.  No Person (other than the Borrower or any Subsidiary of the Borrower) in whom a Receivables Entity makes an Investment in connection with a financing of Receivables will be deemed to be an Affiliate of the Borrower or any of its Subsidiaries solely by reason of such Investment.

“Affiliated Lender” means, at any time, any Lender that is an Affiliate of the Borrower (other than Holdings or any of its Subsidiaries) at such time.

“Agent Related Parties”:  the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swingline Lender, the Amendment No. 1 Agents, the Amendment No. 2 Agents and any of their respective Affiliates, officers, directors, employees, agents, advisors or representatives.

“Agents”:  the collective reference to the Administrative Agent, the Collateral Agent, the Co-Syndication Agents, the Joint Lead Arrangers, the Amendment No. 1 Agents and the Amendment No.

~~1~~2 Agents, which term shall include, for purposes of Sections 10 and 11.5 only, the Issuing Lender and the Swingline Lender.

“Aggregate Exposure”:  with respect to any Lender at any time, an amount equal to the sum of (a) the aggregate then unpaid principal amount of such Lender’s Term Loans, (b) the amount of such Lender’s Term Commitment then in effect and (c) the amount of such Lender’s Revolving Commitment then in effect or, if the Revolving Commitments have been terminated, the amount of such Lender’s Revolving Extensions of Credit then outstanding, giving effect to any assignments.

“Aggregate Exposure Percentage”:  with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

“Agreement”:  this Credit Agreement.

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of February 8, 2013, by and among the Borrower, Holdings, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent, the Issuing Lender and Swingline Lender and the Lenders party thereto.

“Amendment No. 1 Agents” means collectively, the Amendment No. 1 Lead Arranger, the Amendment No. 1 Joint Lead Arrangers, the Amendment No. 1 Syndication Agent and the Amendment No. 1 Co-Documentation Agents.

“Amendment No. 1 Consenting Lender” means each Lender that provided the Administrative Agent with a counterpart to Amendment No. 1 executed by such Lender.

“Amendment No. 1 Effective Date” has the meaning specified in Amendment No. 1.

“Amendment No. 1 Co-Documentation Agents” means Morgan Stanley Senior Funding, Inc., RBC Capital Markets, ING Capital LLC and Natixis, in their capacities as co-documentation agents for Amendment No. 1.

“Amendment No. 1 Joint Lead Arrangers” means GE Capital Markets, Inc., Morgan Stanley Senior Funding, Inc. and RBC Capital Markets, in their capacities as joint lead arrangers and joint bookrunners for Amendment No. 1.

“Amendment No. 1 Lead Arranger” means J.P. Morgan Securities LLC, in its capacity as lead arranger and bookrunner for Amendment No. 1.

“Amendment No. 1 Syndication Agent” means J.P. Morgan Securities LLC, in its capacity as syndication agent for Amendment No. 1.

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of February 19, 2014, by and among the Borrower, Holdings, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent, the Issuing Lender and Swingline Lender and the Lenders party thereto.

“Amendment No. 2 Agents” means collectively, the Amendment No. 2 Lead Arranger, the Amendment No. 2 Joint Lead Arrangers, the Amendment No. 2 Syndication Agent and the Amendment No. 2 Co-Documentation Agents.

“Amendment No. 2 Consenting Lender” means each Lender that provided the Administrative Agent with a counterpart to Amendment No. 2 executed by such Lender.

“Amendment No. 2 Effective Date” has the meaning specified in Amendment No. 2.

“Amendment No. 2 Co-Documentation Agents” means Morgan Stanley Senior Funding, Inc., RBC Capital Markets, ING Capital LLC and Natixis, in their capacities as co-documentation agents for Amendment No. 2.

“Amendment No. 2 Joint Lead Arrangers” means GE Capital Markets, Inc., Morgan Stanley Senior Funding, Inc. and RBC Capital Markets, in their capacities as joint lead arrangers and joint bookrunners for Amendment No. 2.

“Amendment No. 2 Lead Arranger” means J.P. Morgan Securities LLC, in its capacity as lead arranger and bookrunner for Amendment No. 2.

“Amendment No. 2 Syndication Agent” means J.P. Morgan Securities LLC, in its capacity as syndication agent for Amendment No. 2.

“Applicable Discount”:  as defined in Section 4.1(b)(iii)(B).

“Applicable Margin”:  for each Type of Loan, the rate per annum set forth under the relevant column heading below:

	Eurodollar Loans	Base Rate Loans
Revolving Loans and Swingline Loans	~~4.50~~3.25%	~~3.50~~2.25%
Term Loans	~~4.75~~3.25%	~~3.75~~2.25%

; provided that, on and after the first Adjustment Date occurring after the completion of one full fiscal quarter of the Borrower after the Amendment No. ~~1~~2 Effective Date, the Applicable Margin with respect to the Revolving Loans, Swingline Loans and  Term Loans will be determined pursuant to the Pricing Grid.

“Application”:  an application, substantially in the form of Exhibit I or such other form as the Issuing Lender may reasonably specify as the form for use by its similarly situated customers from time to time, requesting the Issuing Lender to open a Letter of Credit.

“Approved Fund”:  with respect to any Lender, any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans, or similar extensions of credit in the ordinary course and is administered or managed by (a) such Lender, (b) an Affiliate of such Lender, or (c) an entity or an Affiliate of an entity that administers or manages such Lender.

“Asset Sale”:  any Disposition of Property or series of related Dispositions of Property, including, without limitation, any issuance of Capital Stock of any Subsidiary of the Borrower to a Person other than to the Borrower or a Subsidiary of the Borrower (excluding in any case any such Disposition permitted by clauses (a), (b), (c), (d), (e), (f), (g), (i), (j), (k), (l), (m), (n), (o), (p), (q), (s), (t), (u) and (~~u~~v) of Section 8.5) that yields gross proceeds to any Group Member (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $1,000,000.

“Assignee”:  as defined in Section 11.6(b).

“Assignment and Assumption”:  an assignment and assumption entered into by a Lender and an Eligible Assignee and accepted by the Administrative Agent, and, if applicable, consented to by the Borrower, substantially in the form of Exhibit A.

“Assignment Effective Date”:  as defined in Section 11.6(d).

“Attributable Receivables Indebtedness” at any time shall mean the principal amount of Indebtedness which (i) if a Permitted Receivables Facility is structured as a secured lending agreement, would constitute the principal amount of such Indebtedness or (ii) if a Permitted Receivables Facility is structured as a purchase agreement, would be outstanding if the purchase price paid to the Borrower and its Subsidiaries in respect of all Receivables that had an original term following such time of determination was instead a loan in such amount.

“Auction Agent”:  (a) the Administrative Agent or (b) any other financial institution or advisor engaged by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Loan Prepayment pursuant to Section 4.1(b); provided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided, further, that neither the Borrower nor any of its Affiliates may act as the Auction Agent.

“Available Amount”:  at any time, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to, without duplication:

(a)           the aggregate amount of Net Cash Proceeds of any issuances of Qualified Capital Stock of Holdings (other than Specified Equity Contributions) received since the Closing Date to the extent Not Otherwise Applied; plus

(b)           the Retained Excess Cash Flow Amount as of such date to the extent Not Otherwise Applied; less

(c)           any usage of such Available Amount pursuant to Sections 8.6(e)(ii), 8.7(i) (including the definition of Permitted Acquisition), 8.7(n)(ii) and 8.8(a)(i).

“Available Amount Condition”:  after giving effect to any usage of the Available Amount, on a pro forma basis, the Consolidated Leverage Ratio for the period of four (4) fiscal quarters most recently completed for which financial statements were required to have been delivered pursuant to Section 7.1 is less than or equal to 5.75:1.00.

“Available Revolving Commitment”:  as to any Revolving Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Revolving Commitment then in effect over (b) such Lender’s Revolving Extensions of Credit then outstanding; provided that, in calculating any Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Revolving Commitment pursuant to Section 3.5(a), the aggregate principal amount of Swingline Loans then outstanding shall be deemed to be zero.

“Avista”:  collectively, Avista Capital Partners II, L.P., Avista Capital Partners (Offshore) II, L.P., Avista Capital Partners (Offshore) II-A, L.P. and any Affiliates of any of the foregoing.

“Base Rate”:  a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of (a) the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as reasonably determined by  the Administrative Agent), (b) 1/2 of 1% per annum above the Federal Funds Effective Rate, (c) the Eurodollar Rate (determined pursuant to clause (b) of the definition thereof) for an Interest Period of one month plus 1.00%, as adjusted to conform to changes as of the opening of business on the date of any such change of such Eurodollar Rate and (d) with respect to the Term B-1 Loans only, ~~2.25~~2.00%.

“Base Rate Loans”:  Loans the rate of interest applicable to which is based upon the Base Rate.

“Benefited Lender”:  as defined in Section 11.7(a).

“Board”:  the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower”:  as defined in the preamble to this Agreement.

“Borrower Offer of Specified Discount Prepayment”:  the offer by the Borrower to make a voluntary prepayment of Loans at a specified discount to par pursuant to Section 4.1(b)(ii).

“Borrower Solicitation of Discount Range Prepayment Offers”:  the solicitation by the Borrower of offers for, and the corresponding acceptance by a Lender of, a voluntary prepayment of Loans at a specified range of discounts to par pursuant to Section 4.1(b)(iii).

“Borrower Solicitation of Discounted Prepayment Offers”:  the solicitation by the Borrower of offers for, and the subsequent acceptance, if any, by a Lender of, a voluntary prepayment of Loans at a discount to par pursuant to Section 4.1(b)(iv).

“Borrowing Date”:  any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

“Business Day”:  a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided that with respect to notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, such day is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

“Capital Expenditures”:  for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries but excluding (a) expenditures financed with any Reinvestment Deferred Amount, (b) expenditures made in cash to fund the purchase price for assets acquired in Permitted Acquisitions or incurred by the Person acquired in the Permitted Acquisition prior to (but not in anticipation of) the closing of such Permitted Acquisition and (c) expenditures made with cash proceeds from any issuances of Capital Stock of any Group Member or contributions of capital made to the Borrower (other than Specified Equity Contributions).

“Capital Lease Obligations”:  as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.  Notwithstanding the foregoing, in no event will any obligation in respect of a lease that would have been categorized as an operating lease in accordance with GAAP as in effect on the Closing Date be considered a Capital Lease Obligation for any purpose under this Agreement (and no agreement relating to any such operating lease shall be considered a capital lease for any purpose under this Agreement).

“Capital Stock”:  any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing; provided that Capital Stock shall not include any debt securities that are convertible into or exchangeable for any of the foregoing Capital Stock.

“Cash Collateralize”:  (a) in respect of an obligation, provide and pledge cash collateral in Dollars, pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, and (b) in respect of L/C Obligations under Letters of Credit, either the deposit of cash collateral in the relevant L/C Currency in an amount equal to 100% of such outstanding L/C Obligations or the delivery of a “backstop” Letter of Credit reasonably satisfactory to the Issuing Lender (and “Cash Collateralization” has a corresponding meaning).

“Cash Equivalents”:

(i)            Dollars,

(ii)           (a) euro, or any national currency of any participating member of the EMU, or (b) in the case of any Foreign Subsidiary, such local currencies held by them from time to time in the ordinary course of business,

(iii)          securities issued or directly and fully and unconditionally guaranteed or insured by the U.S. government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of twelve (12) months or less from the date of acquisition,

(iv)          marketable direct EEA Government Obligations with maturities of twelve (12) months or less from the date of acquisition,

(v)           certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having capital and surplus of not less than $500,000,000;

(vi)          repurchase obligations for underlying securities of the types described in clauses (iii), (iv) and (v) entered into with any financial institution meeting the qualifications specified in clause (v) above,

(vii)         commercial paper rated at least P-1 by Moody’s or at least A-1 by S&P and in each case maturing within twenty-four (24) months after the date of creation thereof,

(viii)        marketable short-term money market and similar securities having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively, and in each case maturing within twenty-four (24) months after the date of creation thereof,

(ix)          readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having one of the two highest ratings obtainable from either Moody’s or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency) with maturities of twenty-four (24) months or less from the date of acquisition,

(x)           investment funds investing 90% of their assets in securities of the types described in clauses (i) through (ix) above, and

(xi)          in the case of any Subsidiary organized or having its principal place of business outside of the United States, investments of comparable tenor and credit quality to those described in the foregoing clauses (iii) through (x) customarily utilized in countries in which such Subsidiary operates.

Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (i) and (ii) above, provided that such amounts are converted into any currency listed in clauses (i) and (ii) as promptly as practicable and in any event within ten (10) Business Days following the receipt of such amounts.

“Cash Management Agreement”:  any agreement for the provision of Cash Management Services.

“Cash Management Services”:  (a) cash management services, including treasury, depository, overdraft, electronic funds transfer and other cash management arrangements and (b) commercial credit card and merchant card services.

“Cash Pool Obligation” shall mean the offshore cash management programs in Euros, Dollars, British Pound Sterling and Swiss Francs (and such other currencies as may from time to time be approved by the Administrative Agent) established by the Cash Pool Participants in which cash funds of the Cash Pool Participants will be concentrated with a Subsidiary of the Borrower that is not a Loan Party.

“Cash Pool Participants” shall mean certain Subsidiaries of the Borrower that are not Loan Parties identified by the Borrower to the Administrative Agent in writing from time to time.

“Change of Control”:  an event or series of events by which:

(a)           prior to the first Qualified Public Offering to occur after the Closing Date, the Permitted Holders collectively, directly or indirectly, cease to beneficially own (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) more than 50% of the outstanding Voting Stock of Holdings;

(b)           at any time on or after the first Qualified Public Offering to occur after the Closing Date, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person or its Subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than a Permitted Holder becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Voting Stock of Holdings representing more than the greater of (i) 35% or more of the outstanding Voting Stock of Holdings and (ii) the percentage of the then outstanding Voting Stock of Holdings owned, directly or indirectly, by the Permitted Holders (collectively);

(c)           at any time on or after the first Qualified Public Offering to occur after the Closing Date, during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or Equivalent Managing Body of Holdings cease to be composed of individuals (i) who were members of that board or Equivalent Managing Body on the first day of such period, (ii) whose election or nomination to that board or Equivalent Managing Body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or Equivalent Managing Body or (iii) whose election or nomination to that board or Equivalent Managing Body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or Equivalent Managing Body;

(d)           Holdings shall cease to beneficially own and control 100% on a fully diluted basis of the economic and voting interest in the Capital Stock of the Borrower; or

(e)           a “change of control” or similar provision as set forth in any indenture or other instrument evidencing any Material Indebtedness of a Group Member has occurred obligating any Group Member to repurchase, redeem or repay all or any part of the Indebtedness provided for therein; provided, that for purposes of this clause (e) only, the definition of “Material Indebtedness” shall be Indebtedness, the outstanding principal amount of which exceeds in the aggregate $40,000,000.

“Class C Agreement”:  that certain letter agreement, dated as of September 27, 2010, entered into by and among OTPPB, the Borrower, Holdings and Parent.

“Closing Date”:  the date on which the conditions precedent set forth in Section 6.1 shall have been satisfied (or waived in accordance with the terms hereof) and the initial funding occurs, which date is July 12, 2011.

“Closing Date Material Adverse Effect”:  with respect to the Target, any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate, has, or would be reasonably expected to have, a material adverse effect on the financial condition, properties, businesses or results of operations of the Target and its Subsidiaries (as defined in the Acquisition Agreement) taken as a whole; provided that the following (alone or in combination) shall not be deemed to have a “Closing Date Material Adverse Effect:”  any change or event caused by or resulting from (A) changes in prevailing economic, political or market conditions, (B) changes in generally accepted accounting principles or requirements or interpretations thereof, (C) changes in applicable Laws (as defined in the Acquisition Agreement) or interpretations thereof by any Governmental Authority (as defined in the Acquisition Agreement) relating to the industries or markets in which the Target or any of its Subsidiaries (as defined in the Acquisition Agreement) is operated, (D) the execution, delivery and performance of the Acquisition Agreement or the consummation of the transactions contemplated thereby or the announcement thereof or any action taken pursuant to and in accordance with the Acquisition Agreement, (E) any outbreak of major hostilities, act of terrorism, act of God or other force majeure event occurring after the date of the Acquisition Agreement, (F) changes in the Target’s stock price or trading volume (unless due to a change or event that would separately constitute a “Closing Date Material Adverse Effect” with respect to the Target), or (G) any reclassification, in accordance with GAAP or requirements or interpretations thereof, of the Target’s obligations with respect to the Securities (as defined in the Acquisition Agreement) from long-term indebtedness to current indebtedness on the Target’s balance sheet, except, in the case of clauses

(A), (B), (C) or (E), to the extent such changes or developments have a disproportionate effect on the Target and its Subsidiaries (as defined in the Acquisition Agreement) as compared to other participants in their industry.

“Co-Syndication Agents”:  as defined in the preamble to this Agreement.

“Code”:  the Internal Revenue Code of 1986, as amended.

“Collateral”:  all Property of the Loan Parties (other than Excluded Assets), now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

“Collateral Agent”:  as defined in the preamble to this Agreement.

“Commitment”:  any Term Commitment, Additional Term B Commitment, Additional Term B-1 Commitment or Revolving Commitment of any Lender.

“Commitment Fee Rate”:  0.50% per annum; provided that, on and after the first Adjustment Date occurring after the completion of one full fiscal quarter of the Borrower after the Closing Date, the Commitment Fee Rate will be determined pursuant to the Pricing Grid.

“Commonly Controlled Entity”:  an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

“Communications”:  as defined in Section 11.2(b).

“Compliance Certificate”:  a certificate duly executed by a Responsible Officer substantially in the form of Exhibit B.

“Confidential Information Memorandum”:  the Confidential Information Memorandum dated June 2011, and furnished to the Lenders in connection with the syndication of the Facilities.

“Consolidated Current Assets”:  at any date, all amounts (other than cash and Cash Equivalents (other than Grant Cash) and deferred tax assets) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of Holdings and its Subsidiaries at such date.

“Consolidated Current Liabilities”:  at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of Holdings and its Subsidiaries at such date, but excluding (a) the current portion of any Indebtedness of Holdings and its Subsidiaries, (b) without duplication of clause (a) above, all Indebtedness consisting of Loans or Senior Notes to the extent otherwise included therein, (c) the current portion of interest and (d) the current portion of current and deferred income taxes.

“Consolidated Depreciation and Amortization Expense”:  with respect to any Person for any period, the total amount of depreciation and amortization expense, including the amortization of goodwill and other intangibles, deferred financing fees of such Person and its Subsidiaries, for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated EBITDA”:  with respect to any Person for any period, the Consolidated Net Income of such Person for such period

(i)            increased (without duplication) by:

(a)           Permitted Tax Distributions and any other provision for taxes based on income or profits or capital gains, including, with-out limitation, state, franchise and similar taxes and foreign withholding taxes of such Person paid or accrued during such period deducted (and not added back) in computing Consolidated Net Income; plus

(b)           Consolidated Interest Expense of such Person for such period plus amounts excluded from the definition of Consolidated Interest Expense pursuant to clauses (i)(x) and (i)(y) thereof to the extent the same was deducted (and not added back) in calculating such Consolidated Net Income and, to the extent not included therein, agency fees paid to the Administrative Agent and the Collateral Agent; plus

(c)           Consolidated Depreciation and Amortization Expense of such Person for such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income; plus

(d)           the amount of any restructuring charge or reserve deducted (and not added back) in such period in computing Consolidated Net Income, including any one-time costs incurred in connection with acquisitions after the Closing Date and costs related to the closure and/or consolidation of facilities; plus

(e)           any other non-cash charges, including any write-offs, write-downs or impairment charges, reducing Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period); plus

(f)            any costs or expense incurred by Holdings or a Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement; plus

(g)           (1) the amount of transaction, management, monitoring, consulting and advisory fees and related expenses and indemnification payments paid (or any accruals related to such fees or related expenses) during such period to the Sponsors, not to exceed the amounts permitted under Section 8.6(k), (2) the amount of directors’ fees or reimbursements, in each case not to exceed the amount permitted under 8.6(g) and to the extent permitted by Section 8.9 and (3) the amount of distributions and dividends paid in such period pursuant to the Class C Agreement not to exceed the amount permitted by Section 8.6(k); plus

(h)           cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to clause (ii) below for any previous period and not added back; plus

(i)            any net loss included in the consolidated financial statements due to the application of Financial Accounting Standards No. 160 “Non-controlling Interests in Consolidated Financial Statements” (“FAS 160”); plus

(j)            rent expense as determined in accordance with GAAP not actually paid in cash during such period (net of rent expense paid in cash during such period over and above rent expense as determined in accordance with GAAP); plus

(k)           the amount of loss on sale of receivables and related assets in connection with a receivables financing permitted hereunder deducted (and not added back) in computing Consolidated Net Income; plus

(l)            the amount of “run-rate” cost savings, operating expense reductions, restructuring charges and expenses and cost-saving synergies projected by the Borrower in good faith to be realized as a result of actions taken or expected to be taken during such period (calculated on a pro forma basis as though such cost savings, operating expense reductions, restructuring charges and expenses and cost-saving synergies had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions, which, for the avoidance of doubt, will include up to $29,924,000 of cost savings expected to be realized in connection with the Transactions; provided that (1) such cost savings, operating expense reductions, restructuring charges and expenses and cost-saving synergies are reasonably identifiable and factually supportable, (2) such cost savings, operating expense reductions, restructuring charges and expenses and cost-saving synergies are commenced within twelve (12) months of the date thereof in connection with such actions, (3) no cost savings, operating expense reductions, restructuring charges and expenses and cost-saving synergies may be added pursuant to this clause (l) to the extent duplicative of any expenses or charges relating thereto that are either excluded in computing Consolidated Net Income or included (i.e., added back) in computing Consolidated EBITDA for such period, (4) such adjustments may be incremental to (but not duplicative of) pro forma adjustments made pursuant to Section 1.3) and (5) the aggregate amount of cost savings, operating expense reductions, restructuring charges and expenses and cost-saving synergies added pursuant to this clause (l) shall not, except with respect to the $29,924,000 of cost savings expected to be realized in connection with the Transactions, exceed the greater of 10.0% of Consolidated EBITDA for such four quarter period (calculated on a pro forma basis) and the amount of such cost savings, operating expense reductions, restructuring charges and expenses and cost-saving synergies that would be compliant with Regulation S-X under the Securities Act; and

(ii)             decreased by (without duplication) non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period, all as determined on a consolidated basis for such Person and its Subsidiaries in accordance with GAAP.

The Borrower and the Lenders agree that Consolidated EBITDA of Holdings and its Subsidiaries for the periods ending on June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, shall be deemed to be $25,080,000, $16,934,000, $22,416,000 and $16,248,000, respectively (subject to pro forma adjustments after the Closing Date calculated in accordance with clause (l) above and Section 1.3; provided that, for the avoidance of doubt, any pro forma adjustments relating to the Transactions shall be limited to $29,924,000 as set forth above in clause (l)).

“Consolidated Funded Debt”:  at any date, the aggregate amount of indebtedness that is (or would be) reflected on the balance sheet of Holdings and its Subsidiaries (other than any Receivables Entity whose accounts are not consolidated with the accounts of Holdings in accordance with GAAP) determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Expense”:  with respect to any Person for any period, without duplication, the sum of:

(i)            consolidated interest expense of such Person and its Subsidiaries for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income including (a) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (b) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers’ acceptances, (c) non-cash interest payments (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of Hedging Obligations or other derivative instruments pursuant to GAAP), (d) the interest component of Capital Lease Obligations, and (e) net payments, if any, pursuant to interest rate Hedging Obligations with respect to Indebtedness, and excluding, (w) penalties and interest related to taxes, (x) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses and (y) any expensing of bridge, commitment and other financing fees; plus

(ii)             consolidated capitalized interest of such Person and its Subsidiaries for such period, whether paid or accrued; less

(iii)             interest income of such Person and its Subsidiaries for such period.

For purposes of this definition, interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP.

“Consolidated Leverage Ratio”:  at any date, the ratio of (a) Consolidated Funded Debt (excluding Convertible Notes for payment of which cash is deposited into an escrow arrangement on or about the Closing Date reasonably satisfactory to MSSF pending maturity thereof) as of such date, net of up to $30,000,000 of unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries and cash and Cash Equivalents of the Borrower and its Subsidiaries restricted in favor of the Administrative Agent, the Collateral Agent or any Secured Party, to (b) Consolidated EBITDA of Holdings and its Subsidiaries for the period of four consecutive fiscal quarters ended on such date (or, if such date is not the last day of any fiscal quarter, the most recently completed fiscal quarter for which financial statements are required to have been delivered pursuant to Section 7.1), in each case with such pro forma adjustments to Consolidated Funded Debt and Consolidated EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in Section 1.3.

“Consolidated Net Income”:  with respect to any Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, and otherwise determined in accordance with GAAP; provided, however, that, without duplication,

(i)            any after-tax effect of extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating thereto) or costs, charges and expenses (including relating to the Transactions), including, without limitation, any severance costs, integration costs, relocation costs, and curtailments or modifications to pension and post-retirement employee benefit plans, shall be excluded,

(ii)           the cumulative effect of a change in accounting principles during such period shall be excluded,

(iii)          any after-tax effect of income (loss) from disposed or discontinued operations and any net after-tax gains or losses on disposal of disposed, abandoned or discontinued operations shall be excluded,

(iv)          any after-tax effect of gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions (including sales or other dispositions under a receivables financing permitted hereunder) other than in the ordinary course of business, as determined in good faith by the Borrower, shall be excluded,

(v)           the Net Income for such period of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting, shall be excluded; provided that Consolidated Net Income of Holdings shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to Holdings or a Subsidiary thereof in respect of such period by such Person,

(vi)          effects of adjustments (including the effects of such adjustments pushed down to Holdings and its Subsidiaries) in the property and equipment, software and other intangible assets, deferred revenue and debt line items in such Person’s consolidated financial statements pursuant to GAAP resulting from the application of purchase accounting in relation to any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded,

(vii)         (a) any non-cash compensation expense recorded from grants of stock appreciation or similar rights, stock options, restricted stock or other rights and non-cash charges associated with the roll-over, acceleration or payout of Capital Stock by management of the Borrower, Holdings or any direct or indirect parent thereof in connection with the Transactions or other acquisitions shall be excluded, (b) the amount of any contingent payments related to the Trident Acquisition that are treated as compensation expense in accordance with GAAP shall be excluded and (c) the amount of any contingent payments related to any acquisition or Investment permitted hereunder that are treated as compensation expense in accordance with GAAP shall be excluded; provided that such amounts excluded under clause (c) shall not exceed $5,000,000 in any four quarter period,

(viii)        any impairment charge or asset write-off or write-down, in each case, pursuant to GAAP and the amortization of intangibles and other assets arising pursuant to GAAP shall be excluded,

(ix)          any net gain or loss in such period (a) due solely to fluctuations in currency values or (b) resulting from currency translation gains or losses related to currency remeasurements of Indebtedness (including any net loss or gain resulting from Hedging Obligations for currency exchange risk) shall be excluded,

(x)           any increase in amortization or depreciation or other non-cash charges resulting from the application of purchase accounting in relation to any acquisition that is consummated after the Closing Date, net of taxes, shall be excluded,

(xi)          any after-tax effect of income (loss) from early extinguishment or cancellation of Indebtedness or Hedging Obligations or other derivative instruments shall be excluded,

(xii)         any net gain or loss in such period from Hedging Obligations or embedded derivatives that require similar accounting treatment and the application of Accounting Standards Codification Topic 815 and related pronouncements shall be excluded,

(xiii)        any fees, charges, costs and expenses incurred in connection with the Transactions or accruals and reserves that are established within one year from the Closing Date that are required to be established as a result of the Transactions in accordance with GAAP shall be excluded, and

(xiv)        any expenses or charges (other than depreciation or amortization expense) related to any equity offering, Investments permitted hereunder, acquisition, disposition, recapitalization or the incurrence of Indebtedness permitted hereunder (including a refinancing thereof) (whether or not successful), including (a) such fees, expenses or charges related to the offering of the Senior Notes and the Facilities and any receivables financing permitted hereunder and (b) any amendment or other modification of the Senior Note Documents, the Loan Documents and any receivables financing permitted hereunder shall be excluded.

In addition, to the extent not already included in the Net Income of such Person and its Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall include the amount of proceeds received from business interruption insurance and reimbursements of any expenses and charges that are covered by indemnification or other reimbursement provisions in connection with any Permitted Investment or any sale, conveyance or other Disposition permitted hereunder.

“Consolidated Working Capital”:  at any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

“Contractual Obligation”:  as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Converted Original Term Loan” means each Original Term Loan held by an Amendment No. 1 Consenting Lender on the Amendment No. 1 Effective Date (or, if less, the amount notified to such Lender by the Amendment No. 1 Lead Arranger) immediately prior to the effectiveness of Amendment No. 1 that such Lender has elected to convert to a Term B Loan in accordance with Amendment No. 1.

“Converted Term B Loan” means each Term B Loan held by an Amendment No. 2 Consenting Lender (unless such Amendment No. 2 Consenting Lender has indicated on its counterpart to Amendment No. 2 that it does not wish to convert its Term B Loans) on the Amendment No. 2 Effective Date (or, if less, the amount notified to such Lender and the Administrative Agent by the Amendment No. 2 Lead Arranger) immediately prior to the effectiveness of Amendment No. 2.

“Convertible Notes”:  the Target’s 3.375% Convertible Senior Notes due July 15, 2012.

“Corporate Family Rating”:  an opinion issued by Moody’s of a corporate family’s ability to honor all of its financial obligations that is assigned to a corporate family as if it had a single class of debt and a single consolidated legal entity structure.

“Corporate Rating”:  an opinion issued by S&P of an obligor’s overall financial capacity (its creditworthiness) to pay its financial obligations.

“Debt Fund Affiliate”:  any Affiliate of the Borrower that is a bona fide diversified debt fund that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and with respect to which any Sponsor does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity.

“Default”:  any of the events specified in Section 9.1, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Defaulting Lender”:  at any time, any Lender that (a) has failed for five (5) or more Business Days to comply with its obligations under this Agreement to make a Loan, make a payment to the Issuing Lender in respect of any Letter of Credit and/or make a payment to the Swingline Lender in respect of a Swingline Loan (each a “funding obligation”), (b) has notified the Administrative Agent (which request shall have only been made after all applicable conditions precedent have been satisfied) or the Borrower, or has stated publicly, that it will not comply with any such funding obligation hereunder, (c) has, for five (5) or more Business Days, failed to confirm in writing to the Administrative Agent, in response to a written request of the Administrative Agent, that it will comply with its funding obligations hereunder, (d) is subject to a continuing Lender Insolvency Event (provided that neither the reallocation of funding obligations provided for in Section 3.15(b) as a result of a Lender’s being a Defaulting Lender nor the performance by Non-Defaulting Lenders of such reallocated funding obligations will by themselves cause the relevant Defaulting Lender to become a Non-Defaulting Lender), or (e) is subject to a bankruptcy, insolvency or similar proceeding or to the appointment of the Federal Deposit Insurance Corporation or other receiver, custodian, conservator, trustee or similar official with respect to such Lender’s business or properties; provided that, for the avoidance of doubt, a Lender shall not be a Defaulting Lender solely by virtue of (i) the ownership or acquisition of any equity interest in such Lender by a Governmental Authority or an instrumentality thereof, or (ii) in the case of a solvent Lender, the precautionary appointment of an administrator, guardian, custodian or other similar official by a Governmental Authority or instrumentality thereof under or based on the law of the country where such Lender is subject to home jurisdiction supervision if applicable law requires that such appointment not be publicly disclosed, in any such case where such action does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender; provided that (i) the Administrative Agent and the Borrower may declare (A) by joint notice to the Lenders that a Defaulting Lender is no longer a “Defaulting Lender” or (B) that a Lender is not a Defaulting Lender if in the case of both clauses (A) and (B) the Administrative Agent and the Borrower each determines, in its reasonable discretion, that (x) the circumstances that resulted in such Lender becoming a “Defaulting Lender” no longer apply or (y) it is satisfied that such Lender will continue to perform its funding obligations hereunder and (ii) a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of voting stock or any other equity interest in such Lender or a parent company thereof by a Governmental Authority or an instrumentality thereof unless such ownership or acquisition results in or provides such Lender with immunity from the jurisdiction of the courts within the United States from the enforcement of judgments, writs of attachment on its assets or permits such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Lender.  The Administrative Agent will promptly send to all parties hereto a notice when it becomes aware that a Lender is a Defaulting Lender.

“Discount Prepayment Accepting Lender”:  as defined in Section 4.1(b)(ii)(B).

“Discount Range”:  as defined in Section 4.1(b)(iii)(A).

“Discount Range Prepayment Amount”:  as defined in Section 4.1(b)(iii)(A).

“Discount Range Prepayment Notice”:  a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 4.1(b)(iii) substantially in the form of Exhibit J.

“Discount Range Prepayment Offer”:  the irrevocable written offer by a Lender, substantially in the form of Exhibit K, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice.

“Discount Range Prepayment Response Date”:  as defined in Section 4.1(b)(iii)(A).

“Discount Range Proration”:  as defined in Section 4.1(b)(iii)(C).

“Discounted Loan Prepayment”:  as defined in Section 4.1(b)(i).

“Discounted Prepayment Determination Date”:  as defined in Section 4.1(b)(iv)(C).

“Discounted Prepayment Effective Date”:  in the case of a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer, five (5) Business Days following the Specified Discount Prepayment Response Date, the Discount Range Prepayment Response Date or the Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 4.1(b)(ii), Section 4.1(b)(iii) or Section 4.1(b)(iv), respectively, unless a shorter period is agreed to between the Borrower and the Auction Agent.

“Disposition”:  with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof.  The terms “Dispose” and “Disposed of” shall have correlative meanings.

“Disqualified Capital Stock”:  any Capital Stock that is not Qualified Capital Stock.

“Disqualified Institutions”: ~~Persons (or affiliates of such Persons) that are Competitors of the Borrower, the Target or their respective Subsidiaries, or such other Persons, in each case, identified in writing~~(i) any Person identified by name in writing to the Administrative Agent prior to the Amendment No. 2 Effective Date, (ii) any other Person that is identified by name in writing to the Administrative Agent after the Amendment No. 2 Effective Date to the extent such Person is a competitor or is an Affiliate of a competitor of Holdings or its Subsidiaries, which designations shall become effective two days after delivery of each such written supplement to the Administrative Agent ~~and the Joint Lead Arrangers on or prior to the Closing Date; provided that (a) upon reasonable notice to the Administrative Agent, the Borrower shall be permitted to supplement in writing the list of Persons that are Disqualified Institutions to the extent such supplemented Person is a Competitor or an Affiliate of a Competitor and (b) an Affiliate of a Competitor shall not include any Person~~, but which shall not apply retroactively to disqualify any Persons that have previously acquired an assignment or participation interest in the Loans and (iii) any reasonably identifiable Affiliate of any Person referred to in clause (i) or (ii) above; provided that a “competitor” or an Affiliate of a competitor shall not include any bona fide debt fund or investment vehicle (other than a bona fide debt fund or investment vehicle that has been identified in writing pursuant to clause (i) above) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business~~. “Competitor” shall mean any Person directly competing with the Borrower, the Target or their respective Subsidiaries who is engaged in the contract research organization business, as certified to the Administrative Agent by a Responsible Officer of the Borrower at the time of designation as a Disqualified Institution~~ which is managed, sponsored or advised by any Person controlling, controlled by or under common control with such competitor or Affiliate thereof, as applicable, and for which no personnel involved with the competitive activities of its affiliates (i) makes any investment decisions for such debt fund or (ii) has access to any information (other than information publicly available) relating to Holdings or its Subsidiaries from such debt fund.

“Disregarded Domestic Person”:  any direct or indirect Domestic Subsidiary that is treated as a disregarded entity for federal income tax purposes if it directly (or indirectly through one or more Disregarded Domestic Persons) owns the equity of one or more direct or indirect Foreign Subsidiaries.

“Documentation Agent”:  as defined in the preamble to this Agreement.

“Dollar Amount” means, with respect to any amount denominated in Dollars, such amount of Dollars, and with respect to any amount denominated in a currency other than Dollars, the amount of Dollars, as of any date of determination, into which such amount of other currency can be converted in accordance with prevailing exchange rates, as determined by reference to the Wall Street Journal published on the Business Day closest in time to the relevant date of determination or for the relevant period of determination (or if such reference is not available, by such other method reasonably determined by the Administrative Agent).

“Dollars” and “$”:  dollars in lawful currency of the United States.

“Domestic Subsidiary”:  any Subsidiary of Holdings (other than the Borrower) that is not a Foreign Subsidiary.

“Earn-Out Obligations”:  those certain obligations of Holdings or any Subsidiary arising in connection with any acquisition of assets or businesses permitted under Section 8.7 to the seller of such assets or businesses and the payment of which is dependent on the future earnings or performance of such assets or businesses and contained in the agreement relating to such acquisition, but only to the extent of the reserve, if any, required under GAAP to be established in respect thereof by Holdings and its Subsidiaries.

“ECF Percentage”:  75%; provided that, with respect to each fiscal year of the Borrower commencing with the fiscal year ending on December 31, 2012, the ECF Percentage shall be reduced to (a) 50% if the Secured Leverage Ratio as of the last day of such fiscal year is less than 2.50 to 1.0 but greater than or equal to 2.00 to 1.0, (b) 25% if the Secured Leverage Ratio as of the last day of such fiscal year is less than 2.00 to 1.0 but greater than or equal to 1.50 to 1.0 and (c) 0% if the Secured Leverage Ratio as of the last day of such fiscal year is less than 1.50 to 1.0.

“EEA Government Obligation” means any direct non-callable obligation of any European Union member for the payment of which obligation the full faith and credit of the respective nation is pledged; provided that such nation has a credit rating at least equal to that of the highest rated member nation of the European Economic Area.

“Eligible Assignee”:  any Assignee permitted by and consented to in accordance with Section 11.6(b); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (a) except to the extent expressly permitted by Section 4.1(b) or 11.6, Holdings or any of its Subsidiaries or Affiliates, (b) any Defaulting Lender or subsidiary of a Defaulting Lender and (c) any natural person.

“EMU” means the economic and monetary union as contemplated in the Treaty on European Union.

“Environment”:  ambient air, indoor air, surface water, groundwater, drinking water, land surface and subsurface strata, and natural resources such as wetlands, flora and fauna.

“Environmental Laws”:  any and all applicable foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law)  relating to pollution or protection of the

Environment, including those relating to use, generation, storage, treatment, transport, Release or threat of Release of  Materials of Environmental Concern, or to protection of human health or safety (to the extent relating to the presence in the Environment or the Release or threat of Release of Materials of Environmental Concern), as now or may at any time hereafter be in effect.

“Equity Contribution”:  a cash common equity (or equivalent) contribution by the Sponsors directly or indirectly to Holdings, which cash shall be contributed to the Borrower as common equity (or equivalent), in an aggregate amount, together with any rollover equity of certain existing equityholders of Holdings and the Target, equal to at least 30.0% of the pro forma total consolidated capitalization of the Borrower and its Subsidiaries after giving effect to the Transactions.

“Equivalent Managing Body”:  (i) with respect to a manager managed limited liability company, the board of managers, (ii) with respect to a member managed limited liability company, the board of directors of its most direct corporate parent company, which, for the avoidance of doubt, for the Borrower on the Closing Date is Parent and (iii) with respect to a partnership, the board of directors of the general partner to the extent such general partner is a corporation, or the Equivalent Managing Body of the general partner if such general partner is not a corporation.

“ERISA”:  the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Euro” or “EUR” means the single currency of participating member states of the Economic and Monetary Union.

“Eurocurrency Reserve Requirements”:  for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

“Eurodollar Base Rate”: with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum offered for deposits of Dollars for the applicable Interest Period that appears on Reuters Screen LIBOR01 Page as of 11:00 A.M., London, England time, two (2) Business Days prior to the first day of such Interest Period or (b) if no such offered rate exists, such rate will be the rate of interest per annum as determined by the Administrative Agent (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits of Dollars in immediately available funds are offered at 11:00 A.M., London, England time, two (2) Business Days prior to the first day in the applicable Interest Period by major financial institutions reasonably satisfactory to the Administrative Agent in the London interbank market for such interest period and for an amount equal or comparable to the principal amount of the Loans to be borrowed, converted or continued as Eurodollar Rate Loans on such date of determination.

“Eurodollar Floor”:  as defined in the definition of Eurodollar Rate.

“Eurodollar Loans”:  Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

“Eurodollar Rate”:  with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum equal to the greater of (a) with respect to the Term B-1 Loans only,

~~1.25~~1.00% (the “Eurodollar Floor”) and (b) the rate determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

Eurodollar Base Rate
1.00 - Eurocurrency Reserve Requirements

“Eurodollar Tranche”:  the collective reference to Eurodollar Loans under a particular Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

“Event of Default”:  any of the events specified in Section 9.1; provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Excess Cash Flow”:  for any fiscal year of the Borrower, the excess, if any, of:

(a)           the sum, without duplication, of:

(i)            Consolidated Net Income for such fiscal year;

(ii)           the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income and cash credits excluded by virtue of clauses (i) - (xiv) of the definition of Consolidated Net Income;

(iii)          decreases in Consolidated Working Capital for such fiscal year; and

(iv)          the aggregate net amount of non-cash loss on the Disposition of Property by Holdings and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income minus

(b)           the sum, without duplication, of:

(i)            the amount of all non-cash credits included in arriving at such Consolidated Net Income and cash charges excluded by virtue of clauses (i) through (xiv) of the definition of Consolidated Net Income;

(ii)           the aggregate amount actually paid by Holdings and its Subsidiaries in cash during such fiscal year on account of Capital Expenditures and permitted Investments (including Permitted Acquisitions);

(iii)          (1) the aggregate amount of all regularly scheduled principal payments of Indebtedness (including the Term Loans) and (2) the aggregate principal amount of Indebtedness (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder) prepaid during such fiscal year, excluding the Loans;

(iv)          increases in Consolidated Working Capital for such fiscal year;

(v)           the aggregate net amount of non-cash gain on the Disposition of Property by Holdings and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business);

(vi)          customary fees, expenses or charges paid in cash related to any permitted Investments (including Permitted Acquisitions), the issuance, payment, amendment, exchange, refinancing or early extinguishment of Indebtedness permitted under Section 8.2 hereof and the issuance of Capital Stock and Dispositions permitted under Section 8.5 hereof;

(vii)         any premium paid in cash during such period in connection with the prepayment, redemption, purchase, defeasance or other satisfaction prior to scheduled maturity of Indebtedness permitted to be prepaid, redeemed, purchased, defeased or satisfied hereunder;

(viii)        cash expenditures made in respect of Hedge Agreements to the extent not deducted in the computation of Consolidated Net Income and upfront premium payments in connection with Hedge Agreements to the extent not deducted in the computation of Consolidated Net Income;

(ix)          to the extent included in the calculation of Consolidated Net Income, all non-cash income or gain, including, without limitation, any income or gain due to the application of FASB ASC 815-10 regarding hedging activity, FASB ASC 350 regarding impairment of good will, and FASB ASC 480-10 regarding accounting for financial instruments with debt and equity characteristics;

(x)           an amount equal to the income of Foreign Subsidiaries included in the calculation of Excess Cash Flow where (x) such income cannot legally be distributed to the Borrower or (y) the cost of repatriating such income to the Borrower (as estimated in good faith by a Responsible Officer of the Borrower) would exceed 20% of the amount of such income (calculated after giving effect to any tax credits or other tax attributes available to the Borrower); provided that such amount shall in no event exceed an amount equal to 10.0% of Consolidated EBITDA for such fiscal year; provided, further, once such income can be repatriated other than as described under (x) and (y) above, such income will be included as, and applied (net of additional taxes payable or reserved against as a result thereof) to, Excess Cash Flow for the fiscal year in which such income has been repatriated;

(xi)          taxes of Borrower and its Subsidiaries that (i) were paid in cash during such Excess Cash Flow Payment Period (unless deducted in a previous Excess Cash Flow Payment Period in accordance with the following clause (ii)) or (ii) will be paid within six (6) months after the end of such Excess Cash Flow Payment Period and for which reserves have been established;

(xii)         the amount of any management, monitoring, consulting, advisory and transaction fees paid to Avista and the amount of any indemnities and expenses paid or reimbursed to Avista pursuant to Section 8.9(h);

(xiii)        the amount of any Restricted Payments made to OTPPB pursuant to Section 8.6(k) and the amount of any indemnities and expenses paid or reimbursed to OTPPB pursuant to Section 8.9(h);

(xiv)        cash indemnity payments made in such fiscal year pursuant to indemnification provisions in any agreement in connection with any Permitted

Acquisition, Disposition or any other Investment permitted hereunder (or in any similar agreement related to any other acquisition consummated prior to the Closing Date);

(xv)      if not deducted in determining Consolidated Net Income, the amounts paid during such fiscal year pursuant to Section 8.6(g); ~~and~~

(xvi)     an amount equal to the income and withholding taxes estimated (in good faith after giving effect to the overall tax position of Borrower and its Subsidiaries) by a Responsible Officer of Borrower to be payable by Borrower and its Subsidiaries with respect to the income of Foreign Subsidiaries included in the calculation of Excess Cash Flow to be repatriated to Borrower (it being understood that an amount equal to such estimated taxes may not subsequently be deducted with respect to the Excess Cash Flow Payment Period in which such taxes are actually paid); and

(xvii)    without duplication of amounts deducted from Excess Cash Flow in respect of a prior period, at the option of the Borrower, the aggregate consideration (including earn-outs) in connection with binding contracts (the “Contract Consideration”) entered into prior to or during such period required to be paid in cash by the Borrower or its Subsidiaries during the period of four consecutive fiscal quarters of the Borrower following the end of such period; provided that to the extent the aggregate amount actually utilized to make any such payments during such subsequent period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such subsequent period of four consecutive fiscal quarters;

provided that the amounts referenced in clauses (ii) and (iii) of this paragraph (b) shall only be included in this paragraph (b) and have the effect of reducing Excess Cash Flow to the extent such amounts were funded with Internally Generated Cash.

“Excess Cash Flow Application Date”:  as defined in Section 4.2(c).

“Excess Cash Flow Payment Period”:  the immediately preceding fiscal year of the Borrower; provided that, for purposes of this Agreement, the first Excess Cash Flow Payment Period shall be the fiscal year ending on December 31, 2012.

“Exchange Act”:  the Securities Exchange Act of 1934, as amended.

“Excluded Assets”:  (a) assets of Unrestricted Subsidiaries, (b) assets of Foreign Subsidiaries, (c) interests in partnerships, joint ventures and non-Wholly-Owned Subsidiaries which cannot be pledged without the consent pursuant to the terms of the governing documents of such partnership or joint venture of one or more third parties, subject to Uniform Commercial Code override provisions, (d) any assets a security interest in which would result in material adverse tax consequences as reasonably determined by the Borrower and the Administrative Agent in writing, (e) any property and assets the pledge of which would require governmental consent, approval, license or authorization, subject to Uniform Commercial Code override provisions, ~~and~~ (f) any “intent-to-use” trademark applications prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law and (g) Capital Stock of any Receivables Entity.

“Excluded Indebtedness”:  all Indebtedness permitted by Section ~~8.2.~~8.2, other than Indebtedness pursuant to Section 8.2(w).

“Excluded Taxes”:  with respect to the Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, (a) Taxes imposed on or measured by its net income or net profits (however denominated), franchise Taxes imposed on it in lieu of net income Taxes and branch profits (or similar) Taxes imposed on it, in each case, by any jurisdiction (or any political subdivision thereof) (i) as a result of the recipient being organized or having its principal office or, in the case of any Lender, its applicable lending office in such jurisdiction, or (ii) as a result of any other present or former connection between such recipient and such jurisdiction (other than a connection arising primarily as a result of the Loan Documents or any transaction contemplated by the Loan Documents), (b) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 4.13), any U.S. federal withholding Tax that (i) is imposed on amounts payable to such Foreign Lender under any laws in effect at the time such Foreign Lender becomes a party hereto (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 4.10(a); or (ii) is attributable to such Foreign Lender’s failure to comply with Section 4.10(e), (c) any United States federal withholding Tax that is imposed pursuant to FATCA, (d) any U.S. federal backup withholding taxes imposed under Section 3406 of the Code on amounts payable to a Lender under the laws in effect at the time such Lender becomes a party to this Agreement or acquires a participation in all or a portion of a Lender’s rights and obligations under this Agreement, and (e) any interest, additions to tax or penalties in respect of the foregoing.

“Existing Joint Ventures”:  the interests in that certain Joint Venture and Shareholders Agreement dated as of March 13, 2007 between the Borrower and GVK Biosciences Private Limited and that certain Amended and Restated Cooperative Joint Venture Contract dated as of July 5, 2000 between Acer/Excel Inc. and Beijing Wits Science & Technology Co., Ltd.

“Existing INC Credit Agreement”: that certain existing credit agreement entered into as of September 28, 2010 among the Borrower, Holdings, General Electric Capital Corporation as administrative agent, and the lenders party thereto.

“Existing Revolving Facility Maturity Date”:  as defined in Section 3.17(a).

“Existing Term Facility Maturity Date”:  as defined in Section 2.6(a).

“Expense Reimbursement Agreement”:  that certain Expense Reimbursement Agreement, dated as of September 28, 2010, among the Borrower, Holdings, Parent, Avista and OTPPB.

“Extending Revolving Lender”:  as defined in Section 3.17(e).

“Extending Term Lender”:  as defined in Section 2.6(e).

“Facility”:  each of (a) the Term Facility (including, if applicable, any Incremental Term Facility) and (b) the Revolving Facility (including, if applicable, any increases to the Revolving Facility as a result of any Incremental Revolving Commitments).

“FATCA”:  current Sections 1471 through 1474 of the Code and any amended or successor version that is substantively comparable and any current or future Treasury regulations or other official administrative guidance (including any Revenue Ruling, Revenue Procedure, Notice or similar guidance issued by the IRS) promulgated thereunder.

“Federal Funds Effective Rate”:  for any day, the rate per annum equal to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent in a commercially reasonable manner.

“Fee Letter”:  (i) that certain Fee Letter, dated as of May 4, 2011, between the Borrower and Morgan Stanley Senior Funding, Inc. and (ii) that certain Fee Letter, dated as of July 12, 2011, between the Borrower and General Electric Capital Corporation.

“FEMA”:  the Federal Emergency Management Agency, a component of the U.S. Department of Homeland Security that administers the National Flood Insurance Program.

“Flood Insurance Laws”:  collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto and (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto.

“Foreign Lender”:  any Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Foreign Subsidiary”:  any direct or indirect subsidiary of the Borrower (i) that is organized under the laws of any jurisdiction other than the United States, any state thereof or the District of Columbia or (ii) that solely owns equity in one or more Foreign Subsidiaries.

“Funding Office”:  the office of the Administrative Agent specified in Section 11.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.

“GAAP”:  generally accepted accounting principles in the United States as in effect from time to time subject to Section 1.2(e).

“Governmental Authority”:  any nation or government, any state or other political subdivision thereof, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank) and any securities exchange.

“Governmental Authorization”:  all laws, rules, regulations, authorizations, consents, decrees, permits, licenses, waivers, privileges, approvals from and filings with all Governmental Authorities necessary in connection with any Group Member’s business.

“Grant Cash”:  all cash received from customers of the Borrower or any of its Subsidiaries intended to pay third-party investigator site fees on behalf of such customer as studies progress.

“Group Members”:  the collective reference to Holdings and its Subsidiaries.

“Guarantee and Collateral Agreement”:  the Amended and Restated Guarantee and Collateral Agreement ~~to be~~, dated the Amendment No. 2 Effective Date, executed and delivered by Holdings, the Borrower and each Subsidiary Guarantor~~, substantially in the form of Exhibit C~~.

“Guarantee Obligation”:  as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term “Guarantee Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business.  The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

“Guarantors”:  collectively, Holdings and the Subsidiary Guarantors.

“Hedge Agreements”:  any agreement with respect to any cap, swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Hedge Agreement.

“Hedging Obligations”:  obligations under Hedge Agreements.

“Holdings”:  as defined in the preamble to this Agreement.

“Identified Participating Lenders”:  as defined in Section 4.1(b)(iii)(C).

“Identified Qualifying Lenders”:  as defined in Section 4.1(b)(iv)(C).

“Immaterial Subsidiary”:  each Subsidiary of the Borrower now existing or hereafter acquired or formed and each successor thereto, (a) which accounts for not more than (i) 2.5% of the consolidated gross revenues (after intercompany eliminations) of Holdings and its Subsidiaries or (ii) 1.75% of the consolidated assets (after intercompany eliminations) of Holdings and its Subsidiaries, in each case, as of the last day of the most recently completed fiscal quarter as reflected on the financial statements for such quarter after giving pro forma effect to the Acquisition; and (b) if the Subsidiaries that constitute Immaterial Subsidiaries pursuant to clause (a) above account for, in the aggregate, more than 5% of such consolidated gross revenues and more than 3.5% of the consolidated assets, each as described in clause (a) above, then the term “Immaterial Subsidiary” shall not include each such Subsidiary necessary to account for at least 95% of the consolidated gross revenues and 96.5% of the consolidated assets, each as described in clause (a) above.

“Increase Revolving Joinder”:  as defined in Section 3.16(c).

“Increase Term Joinder”:  as defined in Section 2.4(c).

“Incremental Lender”:  any Person that makes a Loan pursuant to Section 2.4 or 3.16, or has a commitment to make a Loan pursuant to Section 2.4 or 3.16.

“Incremental Revolving Commitment”:  as defined in Section 3.16(a).

“Incremental Revolving Facility”:  as defined in Section 3.16(a).

“Incremental Revolving Loans”:  as defined in Section 3.16(c).

“Incremental Term Facility”:  as defined in Section 2.4(a).

“Incremental Term Loans”:  as defined in Section 2.4(c).

“Incremental Term Loan Commitment”:  as defined in Section 2.4(a).

“Indebtedness”:  of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (excluding (i) current trade payables incurred in the ordinary course of such Person’s business and (ii) any Earn-Out Obligations until they become a liability on the balance sheet of such Person in accordance with GAAP), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of bankers’ acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all Disqualified Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, ~~and~~ (j) for the purposes of Sections 8.2 and 9.1(e) only, all obligations of such Person in respect of Hedge Agreements and (k) all Attributable Receivables Indebtedness.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.  For purposes of clause (j) above (including as such clause applies to Section 9.1(e)), the principal amount of Indebtedness in respect of Hedge Agreements shall equal the amount that would be payable (giving effect to netting) at such time if such Hedge Agreement were terminated.

“Indemnified Liabilities”:  as defined in Section 11.5(a).

“Indemnified Taxes”:  all Taxes other than Excluded Taxes.

“Indemnitee”:  as defined in Section 11.5(a).

“Insolvency”:  with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

“Insolvent”:  pertaining to a condition of Insolvency.

“Intellectual Property”:  collectively, all United States and foreign (a) patents, patent applications, certificates of inventions, industrial designs, together with any and all inventions described and claimed therein, and reissues, divisions, continuations, extensions and continuations-in-part thereof and amendments thereto; (b) trademarks, service marks, certification marks, trade names, slogans, logos, trade dress, Internet Domain Names, and other source identifiers, whether statutory or common law, whether registered or unregistered, and whether established or registered in the United States or any other country or any political subdivision thereof, together with any and all registrations and applications for any of the foregoing, goodwill connected with the use thereof and symbolized thereby, and extensions and renewals thereof and amendments thereto; (c) copyrights (whether statutory or common law, and whether published or unpublished), copyrightable subject matter, and all mask works (as such term is defined in 17 U.S.C. Section 901, et seq.), together with any and all registrations and applications therefor, and renewals and extensions thereof and amendments thereto; (d) rights in computer programs (whether in source code, object code, or other form), algorithms, databases, compilations and data, technology supporting the foregoing, and all documentation, including user manuals and training materials, related to any of the foregoing (“Software”); (e) trade secrets and proprietary or confidential information, data and databases, know-how and proprietary processes, designs, inventions, and any other similar intangible rights, to the extent not covered by the foregoing, whether statutory or common law, whether registered or unregistered; and (f) rights, priorities, and privileges corresponding to any of the foregoing or other similar intangible assets throughout the world.

“Intellectual Property Security Agreements”:  an intellectual property security agreement or such other agreement, as applicable, pursuant to which each Loan Party which owns any Intellectual Property which is the subject of a registration or application grants to the Collateral Agent, for the benefit of the Secured Parties a security interest in such Intellectual Property, substantially in the form attached to the Guarantee and Collateral Agreement.

“Interest Payment Date”:  (a) as to any Base Rate Loan (other than any Swingline Loan), the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three (3) months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three (3) months, each day that is three (3) months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period, (d) as to any Loan (other than any Revolving Loan that is a Base Rate Loan and any Swingline Loan), the date of any repayment or prepayment made in respect thereof and (e) as to any Swingline Loan, the day that such Loan is required to be paid; provided that the Amendment No. 1 Effective Date shall constitute an Interest Payment Date for the Original Term Loans (including the Converted Original Term Loans); provided, further, that the Amendment No. 2 Effective Date shall constitute an Interest Payment Date for the Term B Loans (including the Converted Term B Loans).

“Interest Period”:  as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months (or if consented to by all Lenders under the relevant Facility, nine or twelve months) thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months (or if consented to by all Lenders under the relevant Facility, nine or twelve months) thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent no later than 2:00 p.m., New York City time, on the date that is three (3) Business Days prior to the last day of the then current Interest Period with respect thereto; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

(i)            if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii)           the Borrower may not select an Interest Period under a particular Facility that would extend beyond the Revolving Termination Date or beyond the Term Loan Maturity Date, as the case may be; and

(iii)          any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

“Internally Generated Cash”:  any cash generated by Holdings or any Subsidiary, excluding Net Cash Proceeds and any cash constituting proceeds from an incurrence of Long-Term Indebtedness, an issuance of Capital Stock or a capital contribution, in each case, except to the extent such proceeds are included as income in calculating Consolidated Net Income for such period.

“Internet Domain Names”:  all Internet domain names and associated URL addresses.

“Investments”:  as defined in Section 8.7.

“IRS”:  the United States Internal Revenue Service.

“Issuing Lender”:  General Electric Capital Corporation, in its capacity as issuer of any standby Letter of Credit and/or such other Lender or Affiliate of a Lender as the Borrower may select, and Administrative Agent approves, as the Issuing Lender hereunder pursuant to this Agreement.

“Joint Lead Arrangers”:  Morgan Stanley Senior Funding, Inc., ING Capital LLC and RBC Capital Markets in their capacities as lead arrangers under this Agreement.

“Junior Financing”:  any Junior Indebtedness or any other Indebtedness of Holdings or any Subsidiary that is, or that is required to be, subordinated in payment or lien priority to the Obligations.

“Junior Financing Documentation”:  any documentation governing any Junior Financing.

“Junior Indebtedness”:  Indebtedness of any Person so long as (a) such Indebtedness shall not require any amortization prior to the date that is on or after the date that is ninety-one (91) days following the Term Loan Maturity Date; (b) the maturity of such Indebtedness shall occur on or after the date that is ninety-one (91) days following the Term Loan Maturity Date; (c) the mandatory prepayment provisions, affirmative and negative covenants and financial covenants shall be no more restrictive, taken as a whole, than the provisions set forth in the Loan Documents, as determined in good faith and, if requested by the Administrative Agent, certified in writing to the Administrative Agent by a Responsible Officer of the Borrower; (d) such Indebtedness is unsecured; (e) if such Indebtedness is Subordinated Indebtedness, the other terms and conditions thereof shall be satisfied; (f) such Indebtedness may be guaranteed by another Loan Party so long as (i) such Loan Party shall have also provided a guarantee of the Obligations substantially on the terms set forth in the Guarantee and Collateral Agreement and (ii) if the Indebtedness being guaranteed is subordinated to the Obligations, such guarantee shall be subordinated to the guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness; and (g) if such Indebtedness is incurred by a Subsidiary that is not a Loan Party, subject to Section 8.7(g), such Indebtedness may be guaranteed by another Group Member.

“L/C Commitment”:  $15,000,000 notwithstanding anything contained herein or otherwise, no more than the Dollar Amount of $7,500,000 of Letters of Credit may be denominated in any currency other than Dollars (and the L/C Commitment for Letters of Credit issued or to be issued in a currency other than Dollars shall be the Dollar Amount of $7,500,000).

“L/C Currency” means with respect to Letters of Credit, Dollars, Euros or Pound Sterling.

“L/C Exposure”:  as to any Lender, its pro rata portion of the L/C Obligations.

“L/C Fee Payment Date”:  the last day of each March, June, September and December and the last day of the Revolving Availability Period.

“L/C Obligations”:  at any time, an amount equal to the sum of the Dollar Amount of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.11 (it being agreed that solely for the purposes of determining whether a Revolving Loan, Swingline Loan or Letter of Credit may be made or issued hereunder, whether Revolving Loans or Letters of Credit must be repaid or Cash Collateralized (or remain Cash Collateralized) hereunder pursuant to Section 3.1(a) or Section 3.7(a) and whether Revolving Commitments may be terminated pursuant to Section 3.6, the L/C Obligations relating to each Letter of Credit which is in a currency other than Dollars shall be deemed to be 105% of the Dollar Amount of the amount otherwise determined pursuant to this definition).

“L/C Participants”:  the collective reference to all the Revolving Lenders other than the Issuing Lender.

“Lender Insolvency Event”:  (a) a Lender or its Parent Company is adjudicated by a Governmental Authority to be insolvent, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (b) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has indicated its consent to or acquiescence in any such proceeding or appointment.

“Lenders”:  each Revolving Lender, Term B Lender, Term B-1 Lenders and Incremental Lender; provided that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Issuing Lender and the Swingline Lender.

“Letters of Credit”:  as defined in Section 3.7(a).

“Lien”:  any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“LLC Conversion” shall mean the conversion of the Target into a limited liability company.

“Loan”:  any loans and advances made by the Lenders pursuant to this Agreement or any Increase Term Joinder or Increase Revolving Joinder, including Swingline Loans.

“Loan Documents”:  this Agreement, the Security Documents, the Notes and the Fee Letter.

“Loan Party”:  each of Holdings, the Borrower and the Subsidiary Guarantors.

“Long-Term Indebtedness”:  any Indebtedness for borrowed money that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability (other than any revolving credit facility).

“Majority Facility Lenders”:  the holders of more than 50% of (a) with respect to the Term Facility, the aggregate unpaid principal amount of the outstanding Term Loans and (b) with respect to the Revolving Facility, the Total Revolving Commitments (or, if the Revolving Commitments have been terminated pursuant to the terms hereof, the Total Revolving Extensions of Credit then outstanding).

“Management Services Agreement”:  that certain Advisory Services and Monitoring Agreement, dated as of September 28, 2010, by and among Parent, Holdings, the Borrower and Avista Capital Holdings, LP.

“Margin Stock”:  as defined in Regulation U of the Board as from time to time in effect and any successor to all or a portion thereof.

“Material Adverse Effect”:  (a) a material adverse change in, or a material adverse effect upon, the business, operations or financial condition of Holdings and its Subsidiaries, taken as a whole; (b) a material adverse effect on the ability of the Loan Parties taken as a whole to perform their respective payment obligations under any Loan Document; (c) a material and adverse effect on the rights of or remedies available to the Lenders or the Administrative Agent under any Loan Document; or (d) a material adverse effect on the Liens in favor of the Administrative Agent (for its benefit and for the benefit of the other Secured Parties) on the Collateral or the priority of such Liens.

“Material Indebtedness”:  of any Person at any date, Indebtedness the outstanding principal amount of which exceeds in the aggregate $10,000,000.

“Materials of Environmental Concern”:  any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, or any chemicals, substances, materials, wastes, pollutants or contaminants in any form  regulated  under any Environmental Law, including asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, radiation, and infectious, biological or medical waste or animal carcasses.

“Maximum Rate”:  as defined in Section 4.5(e).

“Moody’s”:  Moody’s Investors Service, Inc.

“Mortgaged Properties”:  the real properties as to which the Collateral Agent for the benefit of the Secured Parties shall be granted a Lien pursuant to the Mortgages pursuant to Section 7.10.

“Mortgages”:  any mortgages and deeds of trust or any other documents creating and evidencing a Lien on the Mortgaged Properties made by any Loan Party in favor of, or for the benefit of, the Collateral Agent for the benefit of the Secured Parties, which shall be in a form reasonably satisfactory to the Collateral Agent.

“MSSF”:  Morgan Stanley Senior Funding, Inc.

“Multiemployer Plan”:  a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds”:

(a)           in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or held in escrow or purchase price adjustment receivable or by the Disposition of any non-cash consideration received in connection therewith or otherwise, but only as and when received and net of costs, amounts and taxes set forth below), net of:

(i)            attorneys’ fees, accountants’ fees, investment banking fees and other professional and transactional fees actually incurred in connection therewith;

(ii)           amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document);

(iii)          other customary fees and expenses actually incurred in connection therewith;

(iv)          taxes paid or reasonably estimated to be payable (including Permitted Tax Distributions) as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements); and

(v)           amounts provided as a reserve in accordance with GAAP against any liabilities associated with the assets disposed of in an Asset Sale (including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such Asset Sale); provided that such amounts shall be considered Net Cash Proceeds upon release of such reserve;

(b)           in connection with any issuance or sale of Capital Stock, any capital contribution or any incurrence of Indebtedness, the cash proceeds received from such issuance, contribution or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith;

provided that in the case of Net Cash Proceeds of a Permitted Receivables Facility, to the extent the Borrower or any of its Subsidiaries receives proceeds of Attributable Receivables Indebtedness, the Net Cash Proceeds shall only include any principal amount of such Attributable Receivables Indebtedness in excess of the greater of (x) $50,000,000 and (y) the previously highest outstanding balance following the Closing Date.

“Net Income”:  with respect to any Person, the net income (loss) of such Person, determined on a consolidated basis in accordance with GAAP.

“Non-Consenting Lenders”:  as defined in Section 11.1.

“Non-Defaulting Lender”:  at any time, a Lender that is not a Defaulting Lender.

“Non-Extending Revolving Lender”:  as defined in Section 3.17(b).

“Non-Extending Term Lender”:  as defined in Section 2.6(b).

“Notes”:  the collective reference to any promissory note evidencing Loans.

“Not Otherwise Applied”:  with reference to any amount of proceeds of any transaction or event or any amount of Excess Cash Flow, that such amount (a) was not required to be applied to prepay the Loans pursuant to Section 4.2(c) and/or (b) was not previously applied in determining the permissibility of a transaction under the Loan Documents where such permissibility was (or may have been) contingent on receipt of such amount or utilization of such amount for a specified purpose.

“Obligations”:  the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Loan Parties to any Agent or to any Lender (or, in the case of Specified Hedge Agreements or Specified Cash Management Agreements, any Qualified Counterparty) or any Affiliate of any Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement, Specified Cash Management Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to any Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

“Offered Amount”:  as defined in Section 4.1(b)(iv)(A).

“Offered Discount”:  as defined in Section 4.1(b)(iv)(A).

“Organizational Documents”:  as to any Person, the Certificate of Incorporation, Certificate of Formation, By Laws, Limited Liability Company Agreement, Partnership Agreement or other similar organizational or governing documents of such Person.

“Original Term Loans”: means all Term Loans outstanding under this Agreement immediately prior to the effectiveness of Amendment No. 1.

“Other Taxes”:  any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“OTPPB”:  Ontario Teachers’ Pension Plan Board and any of its Affiliates.

“Parent”:  INC Research Holdings, Inc.

“Parent Company”:  with respect to a Lender, the bank holding company (as defined in Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

“Participant”:  as defined in Section 11.6(e).

“Participating Lender”:  as defined in Section 4.1(b)(iii)(B).

“Patriot Act”:  the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“PBGC”:  the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto).

“Permitted Acquisition”:  any acquisition, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Capital Stock of, or a business line or unit or a division of, any Person; provided that

(a)           immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(b)           all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations;

(c)           in the case of the acquisition of Capital Stock, all of the Capital Stock (except for any such Capital Stock in the nature of directors’ qualifying shares required pursuant to applicable law) acquired or otherwise issued by such Person or any newly formed Subsidiary of Holdings in connection with such acquisition shall be owned 100% by Holdings or a Subsidiary thereof or Holdings or a Subsidiary thereof shall have offered to purchase 100% of such Capital Stock, and the Borrower shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of the Borrower, each of the actions set forth in Sections 7.10 and 7.11, as applicable;

(d)           Holdings and its Subsidiaries shall be in compliance with (i) the financial covenant set forth in Section 8.1 and (ii) the Consolidated Leverage Ratio, in each case, calculated on a pro forma basis after giving effect to such acquisition as if such acquisition had occurred on the first day of the most recent period of four (4) consecutive fiscal quarters for which financial statements have been delivered does not exceed 5.75 to 1.00;

(e)           the aggregate amount of Investments consisting of such Permitted Acquisitions by Loan Parties in assets that are not (or do not become) owned by a Loan Party or in Capital Stock of Persons that do not become Loan Parties shall not exceed (x) $20,000,000 plus (y) the Available Amount;

(f)            Holdings shall have delivered to the Administrative Agent at least five (5) Business Days (or such shorter period acceptable to the Administrative Agent) prior to such proposed acquisition, a Compliance Certificate certifying compliance with Section 8.1 and the Consolidated Leverage Ratio as required under clause (d) above and compliance with clause (e) above and (g) below, together with reasonably detailed back-up for determining such compliance, and, if the total consideration paid in connection with such Permitted Acquisition (including any Earn-Out Obligations and any Indebtedness of any Acquired Person that is assumed by Holdings or any of its Subsidiaries following such acquisition) exceeds $10,000,000, unless the Administrative Agent shall otherwise agree, Borrower shall have provided the Administrative Agent and the Lenders with (A) historical financial statements for the last three fiscal years (or, if less, the number of years since formation) of the person or business to be acquired (audited if available without undue cost or delay) and unaudited financial statements thereof for the most recent interim period which are available, (B) copies of all material documentation pertaining to such transaction, and (C) all such other information and data relating to such transaction or the person or business to be acquired as may be reasonably requested by the Administrative Agent; and

(g)           any Person or assets or division as acquired in accordance herewith shall be in substantially the same business or lines of business in which the Borrower and/or its Subsidiaries are engaged, or are permitted to be engaged as provided in Section 8.15, as of the time of such acquisition.

“Permitted Holders”:  (a) Avista, OTPPB, any Affiliate of any of the foregoing (excluding any portfolio companies but it being understood that Holdings and any direct or indirect parent thereof that is not itself an operating company do not constitute portfolio companies), and (b) the equity co-investors identified to MSSF and the Administrative Agent in writing prior to the date hereof, in each case in this clause (b) solely with respect to (and not to exceed) the amount of Capital Stock of Holdings indirectly held by each such Person and its Affiliates on the Closing Date.

“Permitted Receivables Facility”: any receivables facility or facilities created under Permitted Receivables Facility Documents providing for the sale or pledge by the Borrower and/or one or more other Receivables Sellers of Permitted Receivables Facility Assets (thereby providing financing to the Borrower and the Receivables Sellers) to any Receivables Entity (either directly or through another Receivables Seller), which in turn shall sell or pledge interests in the respective Permitted Receivables Facility Assets to third-party lenders or investors pursuant to the respective Permitted Receivables Facility Documents (with the respective Receivables Entity permitted to issue notes or other evidences of Indebtedness secured by Permitted Receivables Facility Assets or investor certificates, purchased interest certificates or other similar documentation evidencing interests in Permitted Receivables Facility Assets) in return for the cash used by a Receivables Entity to purchase Permitted Receivables Facility Assets from the Borrower and/or the respective Receivables Sellers, in each case as more fully set forth in the respective Permitted Receivables Facility Documents.

“Permitted Receivables Facility Assets”: (i) Receivables (whether now existing or arising in the future) of the Borrower and its Subsidiaries which are transferred or pledged to a Receivables Entity pursuant to a Permitted Receivables Facility and any related Permitted Receivables Related Assets which are also so transferred or pledged to a Receivables Entity and all proceeds thereof and (ii) loans to the Borrower and its Subsidiaries secured by Receivables (whether now existing or arising in the future) and any Permitted Receivables Related Assets of the Borrower and its Subsidiaries which are made pursuant to a Permitted Receivables Facility.

“Permitted Receivables Facility Documents”: each of the documents and agreements entered into in connection with a Permitted Receivables Facility.

“Permitted Receivables Related Assets”: any other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with accounts receivable securitization transactions and any collections or proceeds of any of the foregoing.

“Permitted Refinancing”:  as to any Indebtedness, the incurrence of other Indebtedness to refinance, extend, renew, defease, restructure, replace or refund (collectively, “refinance”) such existing Indebtedness; provided that, in the case of such other Indebtedness, the following conditions are satisfied:  (a) the weighted average life to maturity of such refinancing Indebtedness shall be greater than or equal to the weighted average life to maturity of the Indebtedness being refinanced; (b) the principal amount of such refinancing Indebtedness shall be less than or equal to the principal amount (including any accreted or capitalized amount) then outstanding of the Indebtedness being refinanced, plus any required premiums, accrued and unpaid interest and other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by any amount equal to any existing commitments unutilized thereunder; (c) the respective obligor or obligors shall be the same on the refinancing Indebtedness as on the Indebtedness being refinanced; (d) the security, if any, for the refinancing Indebtedness shall be substantially the same as that for the Indebtedness being refinanced (except to the extent that less security is granted to holders of refinancing Indebtedness); and (e) if the Indebtedness being refinanced is subordinated to the Obligations, the refinancing Indebtedness is subordinated to the Obligations on terms that are at least as favorable, taken as a whole, as the Indebtedness being refinanced (as determined in good faith and, if requested by the Administrative Agent, certified in writing to the Administrative Agent by a Responsible Officer of the Borrower) and the holders of such refinancing Indebtedness have entered into any subordination or intercreditor agreements reasonably requested by the Administrative Agent evidencing such subordination.

“Permitted Tax Distribution”:  any payments, dividends or distributions by the Borrower to Holdings and by Holdings to its direct parent in order to pay consolidated, combined, unitary or affiliated federal, state or local taxes not payable directly by Holdings, the Borrower or any of their Subsidiaries which payments by Holdings or the Borrower are not in excess of the tax liabilities that would have been payable by Holdings, the Borrower and their Subsidiaries on a consolidated basis (were Holdings the common parent of a consolidated group consisting of Holdings, the Borrower or any of their Subsidiaries).

“Person”:  an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan”:  at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform”:  as defined in Section 11.2(b).

“Pledged Company”:  any Subsidiary of the Borrower the Capital Stock of which is pledged to the Collateral Agent pursuant to any Security Document.

“Pledged Equity Interests”:  as defined in the Guarantee and Collateral Agreement.

“Pound Sterling”: means the lawful currency of the United Kingdom.

“Pricing Grid”:  the pricing grid attached hereto as Annex A.

“Pro Forma Financial Statements”:  as defined in Section 5.1(a).

“Projections”:  as defined in Section 7.2(c).

“Properties”:  as defined in Section 5.17(a).

“Property”:  any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

“Qualified Capital Stock”:  any Capital Stock (other than warrants, rights or options referenced in the definition thereof) that either (a) does not have a maturity and is not mandatorily redeemable, or (b) by its terms (or by the terms of any employee stock option, incentive stock or other equity-based plan or arrangement under which it is issued or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (x) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (excluding any mandatory redemption resulting from an asset sale or change in control so long as no payments in respect thereof are due or owing, or otherwise required to be made, until all Obligations have been paid in full in cash), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case, at any time on or after the ninety-first (91st) day following the Term Loan Maturity Date, or (y) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Capital Stock referred to in clause (x) above, in each case, at any time on or after the ninety-first (91st) day following the Term Loan Maturity Date.

“Qualified Counterparty”:  with respect to any Hedge Agreement or Cash Management Agreement, any counterparty thereto that is, or that at the time such Hedge Agreement or Cash Management Agreement was entered into, was, a Lender, an Affiliate of a Lender, an Agent or an Affiliate of an Agent (or, in the case of any such any Hedge Agreement entered into prior to the Closing Date, any counterparty that was a Lender, an Affiliate of a Lender, an Agent or an Affiliate of an Agent on the Closing Date); provided that, in the event a counterparty to a Hedge Agreement or Cash Management Agreement at the time such Hedge Agreement or Cash Management Agreement was entered into (or, in the case of any Hedge Agreement entered into prior to the Closing Date, on the Closing Date) was a Qualified Counterparty, such counterparty shall constitute a Qualified Counterparty hereunder and under the other Loan Documents.

“Qualified Public Offering”:  the initial underwritten public offering of common Capital Stock of the Borrower or Holdings (or any direct or indirect parent thereof), in each case, pursuant to an effective registration statement under the Securities Act.

“Qualifying Lender”:  as defined in Section 4.1(b)(iv)(C).

“Quarterly Payment Date”:  March 31, June 30, September 30 and December 31 of each year.

“Receivables”:  all accounts receivable and property relating thereto (including, without limitation, all rights to payment created by or arising from sales of goods, leases of goods or the rendition of services rendered no matter how evidenced whether or not earned by performance).

“Receivables Entity”:  a Subsidiary of the Borrower which engages in no activities other than in connection with the financing of Receivables of the Receivables Sellers and which is designated (as provided below) as a “Receivables Entity” (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Borrower or any other Subsidiary (other than a Receivables Entity) of the Borrower (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness)) pursuant to Standard Securitization Undertakings, (ii) is recourse to or obligates the Borrower or any other Subsidiary (other than a Receivables Entity) of the Borrower in any way (other than pursuant to Standard Securitization Undertakings) or (iii) subjects any property or asset of the Borrower or any other Subsidiary (other than a Receivables Entity) of the Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which neither the Borrower nor any of its Subsidiaries has any contract, agreement, arrangement or understanding (other than pursuant to the Permitted Receivables Facility Documents (including with respect to fees payable in the ordinary course of business in connection with the servicing of accounts receivable and related assets)) on terms less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from persons that are not Affiliates of the Borrower (as determined by the Borrower in good faith), and (c) to which neither the Borrower nor any other Subsidiary (other than a Receivables Entity) of the Borrower has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.  Any such designation shall be evidenced to the Administrative Agent by filing with the Administrative Agent an officer’s certificate of the Borrower certifying that such designation complied with the foregoing conditions.

“Receivables Sellers”:  the Borrower and those Subsidiaries (other than Receivables Entities) that are from time to time party to the Permitted Receivables Facility Documents.

“Recovery Event”:  any settlement of or payment in excess of $1,000,000 in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Group Member.

“Refinanced Term Loans”:  as defined in Section 11.1.

“Refinancing”: the refinancing or defeasance of all Indebtedness for borrowed money of the Borrower and Target and their Subsidiaries other than the Facilities, the Senior Notes, Indebtedness contemplated by the Acquisition Agreement, any Convertible Notes that are not tendered and accepted for purchase under an offer to purchase and related consent solicitation made by the Target and other Indebtedness permitted to remain outstanding on the Closing Date pursuant to Section 6.1.

“Refunded Swingline Loans”:  as defined in Section 3.4(b).

“Refunding Date”:  as defined in Section 3.4(c).

“Register”:  as defined in Section 11.6(d).

“Regulation T”:  Regulation T of the Board as in effect from time to time.

“Regulation U”:  Regulation U of the Board as in effect from time to time.

“Regulation X”:  Regulation X of the Board as in effect from time to time.

“Reimbursement Obligation”:  the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.11 for amounts drawn under Letters of Credit.

“Reinvestment Deferred Amount”:  with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by any Group Member in connection therewith that are not applied to prepay the Loans pursuant to Section 4.2(b) as a result of the delivery of a Reinvestment Notice.

“Reinvestment Event”:  any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

“Reinvestment Notice”:  a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire or repair assets useful in its business.

“Reinvestment Prepayment Amount”:  with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or repair assets useful in the Borrower’s or its Subsidiaries’ businesses.

“Reinvestment Prepayment Date”:  with respect to any Reinvestment Event, the earlier of (a) the date occurring twelve (12) months after such Reinvestment Event, or, if within such twelve (12) month period the Borrower or a Subsidiary has entered into an agreement in definitive form to apply any such Net Cash Proceeds to a Reinvestment Event, then such period shall be extended, solely for purposes of applying such Net Cash Proceeds pursuant to such agreement, for a period of six (6) months and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire or repair assets useful in the Borrower’s or its Subsidiaries’ businesses with all or any portion of the relevant Reinvestment Deferred Amount.

“Related Party Register”:  as defined in Section 11.6(d).

“Release”:  any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection, or leaching into the Environment, or into or from any building or facility.

“Reorganization”:  with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Replacement Term Loans”:  as defined in Section 11.1.

“Repricing Transaction” means the prepayment or refinancing of all or a portion of the Term B-1 Loans with the incurrence by any Loan Party of any debt financing and having an effective interest cost or weighted average yield (as determined by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement or commitment fees in connection therewith and any original issue discount or upfront fees) that is less than the interest rate for or weighted average yield (as determined by the Administrative Agent on the same basis) of the Term B-1 Loans then in effect, including without limitation, as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, the Term B-1 Loans.

“Reportable Event”:  any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty (30) day notice period is waived pursuant to PBGC Reg. § 4043.

“Required Lenders”:  at any time, the holders of more than 50% of the sum of (a) the aggregate unpaid principal amount of the Term Loans then outstanding and (b) the Total Revolving Commitments then in effect or, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding.

“Requirement of Law”:  as to any Person, any law, treaty, rule or regulation or binding determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer”:  the chief executive officer, president, chief financial officer, treasurer or assistant treasurer of Holdings or the Borrower (unless otherwise specified), but in any event, with respect to financial matters, the chief financial officer, treasurer or assistant treasurer of the Borrower.

“Restricted Payments”:  as defined in Section 8.6.

“Retained Excess Cash Flow Amount”:  at any date, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to the aggregate cumulative sum of the Retained Percentage of Excess Cash Flow for each Excess Cash Flow Payment Period ending after the Closing Date and prior to such date.

“Retained Percentage”:  with respect to any Excess Cash Flow Payment Period, (a) 100% minus (b) the ECF Percentage with respect to such Excess Cash Flow Payment Period.

“Revolving Availability Period”:  the period from the Closing Date to the Revolving Termination Date.

“Revolving Commitment”:  as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth on Schedule 1.1 or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.  The amount of the Total Revolving Commitments on the Closing Date is $75,000,000.

“Revolving Commitment Increase Effective Date”:  as defined in Section 3.16(a).

“Revolving Extensions of Credit”:  as to any Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans held by such Lender then outstanding, (b) such Lender’s Revolving Percentage of the L/C Obligations then outstanding and (c) such Lender’s Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding.

“Revolving Facility”:  the Total Revolving Commitments and the extensions of credit made thereunder.

“Revolving Lender”:  each Lender that has a Revolving Commitment or that holds Revolving Loans.

“Revolving Loans”:  as defined in Section 3.1(a), together with any Incremental Revolving Loans.

“Revolving Notice Date”:  as defined in Section 3.17(b).

“Revolving Percentage”:  as to any Revolving Lender at any time, the percentage which such Lender’s Revolving Commitment then constitutes of the Total Revolving Commitments (or, at any time after the Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Revolving Loans then outstanding constitutes of the aggregate principal amount of the Revolving Loans then outstanding).

“Revolving Termination Date”:  the date that is five (5) years after the Closing Date.

“S&P”:  Standard & Poor’s Ratings Services.

“Sanctioned Country” : at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctions”: as defined in Section 5.22(a).

“SEC”:  the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

“Secured Leverage Ratio”:  at any date, the ratio of (a) Consolidated Funded Debt (excluding Convertible Notes for payment of which cash is deposited into an escrow arrangement on or about the Closing Date reasonably satisfactory to MSSF pending maturity thereof) secured by a Lien on all or any portion of the Collateral or any other assets of any of the Loan Parties as of such date, net of up to $30,000,000 of unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries and cash and Cash Equivalents of the Borrower and its Subsidiaries restricted in favor of the Administrative Agent, the Collateral Agent or any Secured Party, to (b) Consolidated EBITDA of Holdings and its Subsidiaries for the period of four consecutive fiscal quarters ended on such date (or, if such date is not the last day of any fiscal quarter, the most recently completed fiscal quarter for which financial statements are required to have been delivered pursuant to Section 7.1), in each case with such pro forma adjustments to Consolidated Funded Debt and Consolidated EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in Section 1.3.

“Secured Parties”:  the collective reference to the Lenders, the Administrative Agent, the Collateral Agent, the Qualified Counterparties, the Issuing Lender and the Swingline Lender, and each of their successors and permitted assigns.

“Securities Act”:  the Securities Act of 1933, as amended.

“Security Documents”:  the collective reference to the Guarantee and Collateral Agreement, the Mortgages (if any), the Intellectual Property Security Agreements and all other security documents hereafter delivered to the Administrative Agent or the Collateral Agent granting a Lien on any Property of any Person to secure the Obligations of any Loan Party under any Loan Document, Specified Hedge Agreement or Specified Cash Management Agreement.

“Senior Note Documents” shall mean the Senior Notes and the Senior Notes Indenture.

“Senior Notes” shall mean the Senior Notes to be issued by the Borrower on the Closing Date in connection with the Transactions, issued pursuant to the Senior Notes Indenture.

“Senior Notes Indenture” shall mean the Indenture to be entered into under which the Senior Notes will be issued, among the Borrower and certain of the Subsidiaries party thereto and the trustee named therein from time to time.

“Single Employer Plan”:  any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

“Software”:  as defined in the definition of Intellectual Property.

“Solicited Discount Proration”:  as defined in Section 4.1(b)(iv)(C).

“Solicited Discounted Prepayment Amount”:  as defined in Section 4.1(b)(iv)(A).

“Solicited Discounted Prepayment Notice”:  a written notice of the Borrower of Solicited Discounted Prepayment Offers made pursuant to Section 4.1(b)(iv) substantially in the form of Exhibit L.

“Solicited Discounted Prepayment Offer”:  the irrevocable written offer by each Lender, substantially in the form of Exhibit M, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice.

“Solicited Discounted Prepayment Response Date”:  as defined in Section 4.1(b)(iv)(A).

“Solvent”:  as to any Person at any time, that (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is greater than the amount that will be required to pay the probable liability of such Person on the sum of its debts and other liabilities, including contingent liabilities; (c) such Person has not, does not intend to, and does not believe (nor should it reasonably believe) that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they become due (whether at maturity or otherwise); and (d) such Person does not have unreasonably small capital with which to conduct the businesses in which it is engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

“Special Flood Hazard Area”:  an area that FEMA’s current flood maps indicate has at least one percent (1%) chance of a flood equal to or exceeding the base flood elevation (a 100-year flood) in any given year.

“Specified Cash Management Agreement”:  any Cash Management Agreement entered into by (a) any Loan Party and (b) any Qualified Counterparty, as counterparty; provided, that any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Cash Management Agreements.  No Specified Cash Management Agreement shall create in favor of any Qualified Counterparty thereof that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Guarantee and Collateral Agreement.

“Specified Discount”:  as defined in Section 4.1(b)(ii)(A).

“Specified Discount Prepayment Amount”:  as defined in Section 4.1(b)(ii)(A).

“Specified Discount Prepayment Notice”:  a written notice of the Borrower Offer of Specified Discount Prepayment made pursuant to Section 4.1(b)(ii) substantially in the form of Exhibit O.

“Specified Discount Prepayment Response”:  the irrevocable written response by each Lender, substantially in the form of Exhibit P, to a Specified Discount Prepayment Notice.

“Specified Discount Prepayment Response Date”:  as defined in Section 4.1(b)(ii)(A).

“Specified Discount Proration”:  as defined in Section 4.1(b)(ii)(C).

“Specified Equity Contribution”:  any cash contribution to the equity of Holdings and/or any purchase or investment in Capital Stock of Holdings in each case other than Disqualified Capital Stock, as evidenced by a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent.

“Specified Hedge Agreement”:  any Hedge Agreement entered into by (a) any Loan Party and (b) any Qualified Counterparty, as counterparty; provided that any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements.  No Specified Hedge Agreement shall create in favor of any Qualified Counterparty thereof that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Guarantee and Collateral Agreement; provided, however, nothing herein shall limit the rights of any such Qualified Counterparty set forth in such Specified Hedge Agreement.

“Sponsors”:  Avista and OTPPB.

“Stock Certificates”:  Collateral consisting of certificates representing Capital Stock of any Subsidiary of the Borrower for which a security interest can be perfected by delivering such certificates.

“Standard Securitization Undertakings”: representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary thereof in connection with a Permitted Receivables Facility which are reasonably customary in “non-recourse” accounts receivable financing transaction.

“Submitted Amount”:  as defined in Section 4.1(b)(iii)(A).

“Submitted Discount”:  as defined in Section 4.1(b)(iii)(A).

“Subordinated Indebtedness”: any Junior Indebtedness of the Borrower or a Subsidiary Guarantor the payment of principal and interest of which and other obligations of the Borrower or such Subsidiary Guarantor in respect thereof are subordinated to the prior payment in full of the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent.

“Subsidiary”:  as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned by such Person.  Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.  Notwithstanding the foregoing, an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of Holdings or any of its Subsidiaries (except for purposes of the definition of Unrestricted Subsidiary contained herein) for purposes of this Agreement.

“Subsidiary Guarantor”:  each Domestic Subsidiary of the Borrower that is a Wholly Owned Subsidiary, other than (i) any Unrestricted Subsidiaries, (ii) Immaterial Subsidiaries, (iii) any subsidiary to the extent that the burden or cost (including any potential tax liability) of obtaining a guarantee outweighs the benefit afforded thereby as reasonably determined by the Borrower and the Administrative Agent, (iv) any Disregarded Domestic Persons ~~and~~, (v) any Domestic Subsidiary that is a direct or indirect subsidiary of a Foreign Subsidiary and (vi) any Receivables Entity.

“Subsidiary Redesignation”:  as defined in Section 7.13

“Survey”:  a survey of any Mortgaged Property (and all improvements thereon) which is (a) (i) prepared by a surveyor or engineer licensed to perform surveys in the jurisdiction where such Mortgaged Property is located, (ii) dated (or redated) not earlier than six months prior to the date of delivery thereof unless there shall have occurred within six months prior to such date of delivery any exterior construction on the site of such Mortgaged Property or any easement, right of way or other interest in the Mortgaged Property has been granted or become effective through operation of law or otherwise with respect to such Mortgaged Property which, in either case, can be depicted on a survey, in which events, as applicable, such survey shall be dated (or redated) after the completion of such construction or if such construction shall not have been completed as of such date of delivery, not earlier than 20 days prior to such date of delivery, or after the grant or effectiveness of any such easement, right of way or other interest in the Mortgaged Property; provided that the Borrower shall have a reasonable amount of time to deliver such redated survey,  (iii) certified by the surveyor (in a manner reasonably acceptable to the Administrative Agent) to the Administrative Agent, the Collateral Agent and the Title Company, (iv) complying in all respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date of preparation of such survey and (v) sufficient for the Title Company to remove all standard survey exceptions from the title insurance policy (or commitment) relating to such Mortgaged Property and issue customary endorsements or (b) otherwise reasonably acceptable to the Collateral Agent.

“Swingline Commitment”:  the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 3.3 in an aggregate principal amount at any one time outstanding not to exceed $15,000,000.

“Swingline Exposure”:  as to any Lender, its pro rata portion of the Swingline Loans.

“Swingline Lender”:  General Electric Capital Corporation, in its capacity as the lender of Swingline Loans.

“Swingline Loans”:  as defined in Section 3.3(a).

“Swingline Participation Amount”:  as defined in Section 3.4(c).

“Syndication Date”:  the date on which the Joint Lead Arrangers complete a Successful Syndication (as defined in the Fee Letter) of the Facilities.

“Target”:  Kendle International Inc., an Ohio corporation.

“Taxes”:  all present or future taxes, levies, imposts, duties, fees, deductions or withholdings or other charges imposed by any Governmental Authority, and any interest, penalties or additions to tax imposed with respect thereto.

“Term B Lender”:  each Lender that has an Additional Term B Commitment or that holds a Term B Loan.

“Term B Loan”:  means the Term Loans outstanding under this Agreement immediately prior to the effectiveness of Amendment No. 2.

“Term B-1 Lender”:  each Lender that has an Additional Term B-1 Commitment or that holds a Term B-1 Loan.

“Term B-1 Loan”:  collectively, (i) the term loans into which the Converted ~~Original~~ Term B Loans were converted on the Amendment No. ~~1~~2 Effective Date and (ii) the term loans made by the Additional Term B-1 Lender pursuant to Section 2.1(i).

“Term Commitment”:  as to any Lender, the obligation of such Lender, if any, to make an Original Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth on Schedule 1.1 or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof, including, without limitation, Section 4.2(d).  The original aggregate amount of Term Commitments is $300,000,000.

“Term Facility”:  the Term Commitments, the Additional Term B Commitment, the Additional Term B-1 Commitment and Term Loans made thereunder.

“Term Lender”:  each Lender that has a Term Commitment or that holds a Term Loan.

“Term Loan”:  the Original Term Loans, the Term B Loans, the Term B-1 Loans together with any Incremental Term Loans, if applicable.

“Term Loan Increase Effective Date”:  as defined in Section 2.4(a).

“Term Loan Maturity Date”:  the date that is seven (7) years after the Closing Date.

“Term Notice Date”:  as defined in Section 2.6(b).

“Term Percentage”:  as to any Term Lender at any time, the percentage which such Lender’s Term Commitment then constitutes of the aggregate Term Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender’s Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding).

“Title Company”:  any title insurance company as shall be retained by Borrower and reasonably acceptable to the Collateral Agent.

“Total Revolving Commitments”:  at any time, the aggregate amount of the Revolving Commitments then in effect.

“Total Revolving Extensions of Credit”:  at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Lenders outstanding at such time.

“Total Term Commitments”: at any time, the aggregate amount of the Term Commitments then in effect.

“Transactions”:  collectively, (a) the consummation of the Acquisition and the Equity Contribution, (b) the issuance of the Senior Notes and entering into the Senior Notes Indenture, (c) the Refinancing, (d) the borrowing of the Loans on the Closing Date and (e) the other transactions contemplated by the Loan Documents.

“Transferee”:  any Assignee or Participant.

“Trident Acquisition”:  means the acquisition of Trident Clinical Research Pty Ltd. and its subsidiaries by the Borrower on June 1, 2011.

“Type”:  as to any Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

“Unasserted Contingent Obligations”:  as defined in the Guarantee and Collateral Agreement.

“UCC Filing Collateral”:  Collateral consisting solely of assets for which a security interest can be perfected by filing a Uniform Commercial Code financing statement.

“United States”:  the United States of America.

“Unrestricted Subsidiary”:  (A) any Subsidiary of the Borrower designated by the Borrower as an Unrestricted Subsidiary and (B) any subsidiary of an Unrestricted Subsidiary.

“Voluntary Prepayment”:  a prepayment of the Loans (including the Term Loans but excluding prepayments of Revolving Loans to the extent there is not an equivalent permanent reduction in Revolving Commitments hereunder) with Internally Generated Cash.

“Voting Stock”:  of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote, directly or indirectly, in the election of the board of directors or Equivalent Managing Body of such Person and, in the case of Parent, the Class A common stock of Parent issued as of the Closing Date or any other Capital Stock of Parent having equivalent rights.

“Wholly Owned Subsidiary”:  as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

1.2                               Other Definitional Provisions.

(a)                                 Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b)                                 As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Group Member not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP or, in the case of any Foreign Subsidiary, other accounting standards, if applicable, (ii) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, (v) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time (subject to any applicable restrictions hereunder), (vi) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (vii) any references herein to any Person shall be construed to include such Person’s successors and permitted assigns.

(c)                                  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(d)                                 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e)                                  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP in effect as of the date hereof; provided that, if either the Borrower notifies the Administrative Agent that such Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then the Administrative Agent, the Borrower and the Required Lenders shall negotiate in good faith to amend such provision to preserve the original intent in light of the change in GAAP; provided that such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

(f)                                   When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, with respect to any payment of interest on or principal of Eurodollar Loans, if such extension would cause any such payment to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

1.3                               Pro Forma Adjustments.

In the event that Holdings or any Subsidiary incurs, assumes, guarantees, redeems, retires or extinguishes any Indebtedness (other than Indebtedness incurred under any revolving credit facility or other incurrence of Indebtedness for working capital purposes pursuant to working capital facilities unless, in each case, such Indebtedness has been permanently repaid and has not been replaced) subsequent to the commencement of the period for which the Consolidated Leverage Ratio or the Secured Leverage Ratio is being calculated but prior to or simultaneously with the event for which the calculation of the Consolidated Leverage Ratio or the Secured Leverage Ratio is made (the “Calculation Date”), then the Consolidated Leverage Ratio or the Secured Leverage Ratio, as the case may be, shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption, retirement or extinguishment of Indebtedness as if the same had occurred at the beginning of the applicable period.

For purposes of making computations herein, Investments, acquisitions, dispositions, mergers, consolidations and discontinued operations (as determined in accordance with GAAP) that have been made (or committed to be made pursuant to a definitive agreement) by Holdings or any of its Subsidiaries during the reference period or subsequent to such reference period and on or prior to or simultaneously with the Calculation Date shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, dispositions, mergers, consolidations and discontinued operations (and the change in any associated Indebtedness and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the reference period.  If since the beginning of such period any Person that subsequently became a Subsidiary or was merged with or into the Borrower or any of its Subsidiaries since the beginning of such period shall have made any Investment, acquisition, disposition, merger, consolidation or discontinued operation that would have required adjustment pursuant to this definition, then the Consolidated Leverage Ratio and the Secured Leverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, disposition, merger, consolidation or discontinued operation had occurred at the beginning of the applicable period.

For purposes of this Section 1.3, whenever pro forma effect is to be given to a transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of Holdings or the Borrower and may include, without duplication, cost savings, operating expense reductions, restructuring charges and expenses and cost-saving synergies resulting from such Investment, acquisition, disposition, merger, consolidation or discontinued operation (including the Transactions) or other transaction, in each case calculated in the manner described in, and not to exceed the amount set forth in clause (1) of, the definition of Consolidated EBITDA.  For the avoidance of doubt, the actual adjustments described in “Adjusted EBITDA” in the Confidential Information Memorandum, or as otherwise delivered to the Administrative Agent on June 19, 2011, shall be deemed to comply with the standards set forth in the immediately preceding sentence.

If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the applicable calculation date had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such Indebtedness).  Interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Borrower to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP.  For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period except as set forth in the second paragraph of this Section 1.3.  Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Borrower may designate.

SECTION 2.  AMOUNT AND TERMS OF TERM COMMITMENTS

2.1          Term Commitments. Subject to the terms and conditions hereof (i)  the Additional Term B-1 Lender agrees to make a Term B-1 Loan to the Borrower in Dollars on the Amendment No. ~~1~~2 Effective Date in an amount not to exceed the amount of the Additional Term B-1 Commitment and (ii) each Converted ~~Original~~ Term B Loan of each Amendment No. ~~1~~2 Consenting Lender shall be converted into a Term B-1 Loan of such Lender effective as of the Amendment No. ~~1~~2 Effective Date in a principal amount equal to the principal amount of such Lender’s Converted ~~Original~~ Term B Loan immediately prior to such conversion; provided that the Term B-1 Loans shall initially consist of Eurodollar Loans with an Interest Period ending ~~April 22 , 2013~~May 19, 2014 and the Eurodollar Rate for such Interest Period shall be deemed to be ~~1.25~~1.00%.  The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 4.3.

2.2                               Procedure for Term Loan Borrowing.

(a)                                 The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 2:00 p.m., New York City time, on the anticipated Closing Date) requesting that the applicable Term Lenders make the Term Loans on the Closing Date and specifying the amount to be borrowed.  Prior to the earlier of (a) the Syndication Date and (b) the date that is 60 days after the Closing Date, any Term Loan that is a Eurodollar Loan shall have an Interest Period of one (1) month.  Upon receipt of such notice the Administrative Agent shall promptly notify each applicable Term Lender thereof.  Not later than 2:00 p.m., New York City time, on the Closing Date, each applicable Term Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender.  The Administrative Agent shall make the proceeds of such Term Loan or Term Loans available to the Borrower on such Borrowing Date by wire transfer in immediately available funds to a bank account designated in writing by the Borrower to the Administrative Agent.

(b)                                 Not later than 1:00 p.m., New York City time, on the Amendment No. 1 Effective Date the Additional Term B Lender shall make available to the Administrative Agent an amount in immediately available funds equal to the Term B Loan to be made by such Additional Term B Lender pursuant to its Additional Term B Commitment.  The Administrative Agent shall make the proceeds of such Term B Loan available to the Borrower on the Amendment No. 1 Effective Date by wire transfer in immediately available funds to a bank account designated in writing by the Borrower to the Administrative Agent.

(c)           Not later than 1:00 p.m., New York City time, on the Amendment No. 2  Effective Date the Additional Term B-1 Lender shall make available to the Administrative Agent an amount in immediately available funds equal to the Term B-1 Loan to be made by such Additional Term B-1 Lender pursuant to its Additional Term B-1 Commitment.  The Administrative Agent shall make the proceeds of such Term B-1 Loan available to the Borrower on the Amendment No. 2 Effective Date by wire transfer in immediately available funds to a bank account designated in writing by the Borrower to the Administrative Agent.

2.3                               Repayment of Term Loans.

(a)           On each Quarterly Payment Date, beginning with the Quarterly Payment Date ending on March 31, ~~2013,~~2014, the Borrower shall repay to the Administrative Agent for the ratable account of the Lenders the principal amount of Term B-1 Loans then outstanding in an amount equal to 0.25% of the aggregate initial principal amounts of all Term B-1 Loans theretofore borrowed (including by way of conversion) by the Borrower pursuant to Section 2.1 (which amounts shall be reduced as a result of the application of prepayments (which, for the avoidance of doubt, shall not include repayments pursuant to this Section 2.3) in accordance with the order of priority set forth in Section 4.8).  The remaining unpaid principal amount of the Term B-1 Loans and all other Obligations under or in respect of the Term B-1 Loans shall be due and payable in full, if not earlier in accordance with this Agreement, on the Term Loan Maturity Date.

(b)                                 The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders with Original Term Loans that are not Converted Original Term Loans, all Original Term Loans that are not Converted Original Term Loans on the Amendment No. 1 Effective Date.

(c)           The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders with Term B Loans that are not Converted Term B Loans, all Term B Loans that are not Converted Term B Loans on the Amendment No. 2 Effective Date.

2.4                               Incremental Term Loans.

(a)                                 Borrower Request.  The Borrower may at any time and from time to time after the Closing Date by written notice to the Administrative Agent elect to increase the Term Facility and/or request the establishment of one or more new term loan facilities (each, an “Incremental Term Facility”) with term loan commitments (each, an “Incremental Term Loan Commitment”) in an amount not in excess of $100,000,000 in the aggregate, when combined with the aggregate amount of Incremental Revolving Commitments under Section 3.16, and in minimum increments of $1,000,000 and a minimum amount of $10,000,000 (or such lesser amount equal to the remaining Incremental Term Loan Commitments).  Each such notice shall specify (i) the date (each, a “Term Loan Increase Effective Date”) on which the Borrower proposes that the Incremental Term Loan Commitment shall be effective, which shall be a date not less than three (3) Business Days after the date on which such notice is delivered to the Administrative Agent and (ii) the identity of each Person (which, if not a Lender, an Approved Fund or an Affiliate of a Lender, shall be reasonably satisfactory to the Administrative Agent (such acceptance not to be unreasonably withheld or delayed)) to whom the Borrower proposes any portion of such Incremental Term Loan Commitment be allocated and the amounts of such allocations.

(b)                                 Conditions.  The Incremental Term Loan Commitment shall become effective, as of such Term Loan Increase Effective Date; provided that:

(i)                                     each of the conditions set forth in Section 6.2 shall be satisfied;

(ii)                                  no Default or Event of Default shall have occurred and be continuing or would result from the borrowings to be made on the Term Loan Increase Effective Date;

(iii)                               after giving pro forma effect to the borrowings to be made on the Term Loan Increase Effective Date as of the date of the most recent financial statements delivered pursuant to Section 7.1(a) or (b), the Secured Leverage Ratio shall not exceed 2.75 to 1.00; provided that, for purposes of this clause (iii) only, the proceeds of such Incremental Term Facility shall be excluded when calculating the amount of cash and Cash Equivalents to be netted out of clause (a) of the definition of Secured Leverage Ratio;

(iv)                              the Borrower shall deliver or cause to be delivered any customary legal opinions or other documents reasonably requested by the Administrative Agent in connection with any such transaction; and

(v)                                 no Lender will be required to participate in any Incremental Term Facility without its consent.

(c)                                  Terms of Incremental Term Loans and Incremental Term Loan Commitments.  The terms and provisions of the Incremental Term Loans made pursuant to the Incremental Term Loan Commitments shall be as follows:

(i)                                     terms and provisions of Loans made pursuant to Incremental Term Loan Commitments (the “Incremental Term Loans”) shall be on terms consistent with the existing Term Loans (except as otherwise set forth herein) and, to the extent not consistent with such existing Term Loans, on terms agreed upon between the Borrower and the Lenders providing such Incremental Term Loans and reasonably acceptable to the Administrative Agent (except as otherwise set forth herein) (it being understood that Incremental Term Loans may be part of the existing tranche of Term Loans or may comprise one or more new tranches of Term Loans);

(ii)                                  the weighted average life to maturity of all new Incremental Term Loans shall be no shorter than the then remaining weighted average life to maturity of the existing Term Loans;

(iii)                               the maturity date of Incremental Term Loans shall not be earlier than the Term Loan Maturity Date; and

(iv)                              the all-in-yield applicable to any Incremental Term Loan that is pari passu in right of payment and with respect to security with the existing Term Loans will be determined by the Borrower and the Lenders providing such Incremental Term Loan and such all-in yield (including in the form of interest rate margins, original issue discount (based on a four (4) year average life to maturity or, if less, the remaining life to maturity), upfront fees, minimum Eurodollar Rate or minimum Base Rate, but excluding arrangement, commitment, structuring and underwriting fees and any amendment fees paid or payable to the Joint Lead Arrangers (or their affiliates) or the Lenders in their respective capacities as such in connection with any of the existing Facilities or to one or more arrangers (or their affiliates) in their capacities as such applicable to the Term Facility) will not be more than 0.50% higher than the corresponding all-in yield (determined on the same basis) applicable to the existing Term Facility, unless the interest rate margin with respect to the existing Term Facility is increased by an amount equal to the difference between the all-in yield with respect to the Incremental Term Facility and the corresponding all-in yield on the existing Term Facility, minus 0.50%;

The Incremental Term Loan Commitments shall be effected by a joinder agreement (the “Increase Term Joinder”) executed by the Borrower, the Administrative Agent and each Lender making such Incremental Term Loan Commitment, in form and substance reasonably satisfactory to each of them (in the case of the Administrative Agent, to the extent required herein).  The Increase Term Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.4.  In addition, unless otherwise specifically provided herein, all references in the Loan Documents to Term Loans shall be deemed, unless the context otherwise requires, to include references to Incremental Term Loans that are Term Loans made pursuant to this Agreement.

(d)                                 Making of Incremental Term Loans.  On any Term Loan Increase Effective Date on which Incremental Term Loan Commitments are effective, subject to the satisfaction of the foregoing terms and conditions, each Lender of such Incremental Term Loan Commitment shall make an Incremental Term Loan to the Borrower in an amount equal to its Incremental Term Loan Commitment.

(e)                                  Ranking.  The Incremental Term Loans and Incremental Term Loan Commitments established pursuant to this Section 2.4 shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from (x) security interests created by the Security Documents and the guarantees of the Guarantors, except that the security interests securing the Incremental Term Loans and Incremental Term Loan Commitments may rank junior to the security interests securing the Term Facilities as set forth in the Increase Term Joinder and pursuant to intercreditor agreements reasonably satisfactory to the Administrative Agent and (y) prepayments of the Term Facility unless the Borrower and the Lenders in respect of the Incremental Term Facility elect lesser payments, except that the right of payment under the Incremental Term Loans and Incremental Term Loan Commitments may rank junior to the right of payment under the Term Facilities as set forth in the Increase Term Joinder.  The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security Documents continue to be perfected under the Uniform Commercial Code or otherwise after giving effect to the establishment of any such class of Incremental Term Loans or any such Incremental Term Loan Commitments.

2.5                               Fees.  The Borrower agrees to pay closing fees to each Term Lender on the Closing Date as fee compensation for such Lender’s Term Commitment in an amount equal to 2.50% of the aggregate principal amount of the Term Loans made by such Term Lender on the Closing Date, payable to such Term Lender on the Closing Date; provided that, at the option of the Joint Lead Arrangers, such closing fees shall be structured as original issue discount.

2.6                               Extension of Maturity Date in Respect of Term Facility.

(a)                                 Requests for Extension.  The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not later than 30 days prior to the Term Loan Maturity Date then in effect hereunder in respect of the Term Facility (the “Existing Term Facility Maturity Date”), request that each Term Lender extend such Lender’s Term Loan Maturity Date in respect of the Term Facility; provided that (i) the interest rate margins, interest rate “floors,” fees and maturity applicable to any Term Loan shall be determined by the Borrower and the Extending Term Lenders and (ii) any such extension shall be on the terms and pursuant to documentation to be determined by the Borrower and the Extending Term Lenders.

(b)                                 Term Lender Elections to Extend.  Each Term Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given within 10 Business Days of delivery of the notice referred to in clause (a) (or such other period as the Borrower and the Administrative Agent shall mutually agree) (the “Term Notice Date”), advise the Administrative Agent whether or not such Term Lender agrees to such extension (and each Term Lender that determines not to so extend its Term Loan Maturity Date (a “Non-Extending Term Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Term Notice Date) and any Term Lender that does not so advise the Administrative Agent on or before the Term Notice Date shall be deemed to be a Non-Extending Term Lender.  The election of any Term Lender to agree to such extension shall not obligate any other Term Lender to so agree.

(c)                                  Notification by Administrative Agent.  The Administrative Agent shall notify the Borrower of each Term Lender’s determination under this Section promptly following the Term Notice Date.

(d)                                 Additional Commitment Lenders.  The Borrower shall have the right to replace each Non-Extending Term Lender with, and add as “Term Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Term Commitment Lender”) as provided in Section 11.6; provided that each of such Additional Term Commitment Lenders shall enter into an Assignment and Assumption pursuant to which such Additional Term Commitment Lender shall undertake a Term Commitment (and, if any such Additional Term Commitment Lender is already a Term Lender, its Term Commitment shall be in addition to any other Term Commitment of such Lender hereunder on such date).

(e)                                  Extension Requirement.  If (and only if) any Term Lender has agreed so to extend their Term Loan Maturity Date (each, an “Extending Term Lender”), the Term Loan Maturity Date in respect of the Term Facility of each Extending Term Lender and of each Additional Term Commitment Lender shall be extended subject to the terms of any such notice of extension and each Additional Commitment Term Lender shall thereupon become a “Term Lender” for all purposes of this Agreement.

(f)                                   Conditions to Effectiveness of Extensions.  As a condition precedent to such extension, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the effective date of such extension signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension and (ii) certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Section 5 and the other Loan Documents are true and correct in all material respects on and as of the effective date of such extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.6, the representations and warranties contained in subsections (a) and (b) of Section 5.1 shall be deemed to refer to the most recent statements furnished pursuant to subsection (c), of Section 6.01, and (B) no Default exists. In addition, on the Term Loan Maturity Date of each Non-Extending Term Lender, the Borrower shall repay any non-extended Term Loans of such Non-Extending Term Lender outstanding on such date.

(g)                                  Conflicting Provisions.  This Section shall supersede any provisions in Section 11.1 or 11.7 to the contrary, and the Borrower and the Administrative Agent shall be entitled to enter into any amendments to this Agreement necessary or desirable to reflect the extensions pursuant to this Section 2.6.

SECTION 3.  AMOUNT AND TERMS OF REVOLVING COMMITMENTS

3.1                               Revolving Commitments.

(a)                                 Subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans (“Revolving Loans”) to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount at any one time outstanding which, when added to such Lender’s Revolving Percentage of the sum of (i) the L/C Obligations then outstanding and (ii) the aggregate principal amount of the Swingline Loans then outstanding, does not exceed the amount of such Lender’s Revolving Commitment.  During the Revolving Availability Period the Borrower may use the Revolving Commitments by borrowing, prepaying and reborrowing the Revolving Loans in whole or in part, all in accordance with the terms and conditions hereof.  The Revolving Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 3.2 and 4.3.

(b)                                 The Borrower shall repay all outstanding Revolving Loans on the Revolving Termination Date.  In addition, if at any time the sum of (i) the aggregate principal amount of Revolving Loans, plus (ii) the principal amount of Swingline Loans plus (iii) the aggregate Dollar Amount of L/C Obligations exceeds the aggregate Revolving Commitment, the Borrower shall, promptly, but in any event within two Business Days, repay Revolving Loans in an amount equal to such excess.

3.2                               Procedure for Revolving Loan Borrowing.  The Borrower may borrow under the Revolving Commitments during the Revolving Availability Period on any Business Day; provided that the Borrower shall give the Administrative Agent irrevocable notice substantially in the form of Exhibit B-1 (which notice must be received by the Administrative Agent (a) prior to 2:00 p.m., New York City time, on the anticipated Closing Date for any Revolving Loans requested to be made on the Closing Date and (b) for any Revolving Loans requested to be made after the Closing Date, prior to 2:00 p.m., New York City time, (i) three (3) Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (ii) one (1) Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans) (provided that any such notice of a borrowing of Base Rate Loans to finance payments required to be made pursuant to Section 3.5 may be given not later than 2:00 p.m., New York City time, on the date of the proposed borrowing), specifying (x) the amount and Type of Revolving Loans to be borrowed, (y) the requested Borrowing Date and (z) in the case of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor; provided that prior to the earlier of (a) the Syndication Date and (b) the date that is 60 days after the Closing Date, any Revolving Loan that is a Eurodollar Loan shall have an Interest Period of one (1) month.  Each borrowing under the Revolving Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $250,000 or a multiple of $100,000 in excess thereof (or, if the then aggregate Available Revolving Commitments are less than $250,000 or $100,000, as the case may be, such lesser amounts) and (y) in the case of Eurodollar Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate Available Revolving Commitments are less than $500,000 or $100,000, as the case may be, such lesser amounts); provided that (x) the Swingline Lender may request, on behalf of the Borrower, borrowings under the Revolving Commitments that are Base Rate Loans in other amounts pursuant to Section 3.4 and (y) borrowings of Base Rate Loans pursuant to Section 3.11 shall not be subject to the foregoing minimum amounts.  Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Lender thereof.  Each Revolving Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 2:00 p.m., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent.  The Administrative Agent shall make the proceeds of such Revolving Loan available to the Borrower on such Borrowing Date by wire transfer of immediately available funds to a bank account designated in writing by the Borrower to the Administrative Agent.

3.3                               Swingline Commitment.

(a)                                 Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Revolving Commitments from time to time during the Revolving Availability Period by making swing line loans (“Swingline Loans”) to the Borrower; provided that (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender’s other outstanding Revolving Loans hereunder, may exceed the Swingline Commitment then in effect) and (ii) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Revolving Commitments would be less than zero.  During the Revolving Availability Period, the Borrower may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof.  Swingline Loans shall be Base Rate Loans only.

(b)                                 The Borrower shall repay all outstanding Swingline Loans within 10 days of the borrowing and in any event on the Revolving Termination Date.

3.4                               Procedure for Swingline Borrowing; Refunding of Swingline Loans.

(a)                                 Whenever the Borrower desires that the Swingline Lender make Swingline Loans it shall give the Swingline Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swingline Lender not later than 2:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Availability Period).  Each borrowing under the Swingline Commitment shall be in an amount equal to $250,000 or a whole multiple of $100,000 in excess thereof.  Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Lender.  The Administrative Agent shall make the proceeds of such Swingline Loan available to the Borrower on such Borrowing Date by wire transfer of immediately available funds to a bank account designated in writing by the Borrower to the Administrative Agent.

(b)                                 The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), on one (1) Business Day’s notice given by the Swingline Lender no later than 2:00 P.M., New York City time, request each Revolving Lender to make, and each Revolving Lender hereby agrees to make, irrespective of the satisfaction of conditions to such Loan specified in Section 6.2, a Revolving Loan, in an amount equal to such Revolving Lender’s Revolving Percentage of the aggregate amount of the Swingline Loans (the “Refunded Swingline Loans”) outstanding on the date of such notice, to repay the Swingline Lender.  Each Revolving Lender shall make the amount of such Revolving Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one (1) Business Day after the date of such notice.  The proceeds of such Revolving Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans.

(c)                                  If prior to the time a Revolving Loan would have otherwise been made pursuant to Section 3.4(b), one of the events described in Section 9.1(f) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swingline Lender in its sole discretion, Revolving Loans may not be made as contemplated by Section 3.4(b), each Revolving Lender shall, on the date such Revolving Loan was to have been made pursuant to the notice referred to in Section 3.4(b) (the “Refunding Date”), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) such Revolving Lender’s Revolving Percentage times (ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such Revolving Loans.

(d)                                 Whenever, at any time after the Swingline Lender has received from any Revolving Lender such Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Revolving Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(e)                                  Each Revolving Lender’s obligation to make the Loans referred to in Section 3.4(b) and to purchase participating interests pursuant to Section 3.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender or the Borrower may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 6; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

3.5                               Fees.

(a)                                 The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee for the period from and including the Closing Date to the last day of the Revolving Availability Period, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Termination Date, commencing on the first of such dates to occur after the date hereof.

(b)                                 The Borrower agrees to pay closing fees to each Revolving Lender on the Closing Date as fee compensation for such Lender’s Revolving Commitment in an amount equal to 1.50% of such Revolving Lender’s Revolving Commitment, payable to such Revolving Lender on the Closing Date.

(c)                                  The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates previously agreed to in writing by the Borrower and the Administrative Agent.

3.6                               Termination or Reduction of Revolving Commitments.  The Borrower shall have the right, upon not less than three (3) Business Days’ notice to the Administrative Agent, to terminate the Revolving Commitments or, from time to time, to reduce the amount of the Revolving Commitments; provided that no such termination or reduction of Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swingline Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments; provided, further, that such notice may be contingent on the occurrence of a refinancing or the consummation of a sale, transfer, lease or other disposition of assets and may be revoked or the termination date deferred if the refinancing or sale, transfer, lease or other disposition of assets does not occur.  Any such reduction shall be in an amount equal to $500,000, or a multiple of $250,000 in excess thereof (or, if less, the amount of the Revolving Commitments then in effect), and shall reduce permanently the Revolving Commitments then in effect.

3.7                               L/C Commitment.

(a)                                 Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Revolving Lenders set forth in Section 3.10(a), agrees to issue documentary or standby letters of credit (“Letters of Credit”) for the account of the Borrower on any Business Day during the Revolving Availability Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue or cause to be issued any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Commitments would be less than zero.  Each Letter of Credit shall (i) be denominated in an L/C currency, (ii) have a face amount of at least the Dollar Amount of $100,000 (unless otherwise agreed by the Issuing Lender) and (iii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five (5) Business Days prior to the Revolving Termination Date; provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (or a longer period if agreed to by the Issuing Lender but in no event shall any renewal period extend beyond the date referred to in clause (y) above), unless the Issuing Lender elects, in its sole discretion, not to extend for any such additional period; provided, further, that (i) any Letter of Credit that expires after the Revolving Termination Date shall be Cash Collateralized and (ii) to the extent that the L/C Obligations exceed the L/C Commitment for more than three consecutive Business Days, the Borrower shall promptly, but in any event within two Business Days, Cash Collateralize such excess (it being agreed that the Issuing Lender shall promptly upon written request return such Cash Collateral to the Borrower if the L/C Obligations are less than or equal to the L/C Commitment for ten consecutive Business Days).  Each Letter of Credit shall be governed by laws of the State of New York (unless the laws of another jurisdiction is agreed to by the respective Issuing Lender) and governed under The International Standby Practices (ISP98).

(b)                                 The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

3.8                               Procedure for Issuance, Amendment, Renewal, Extension of Letters of Credit; Certain Conditions. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit.  To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender an Application requesting the issuance of the Letter of Credit and specifying the requested date of issuance of such Letter of Credit (which shall be a Business Day) and, as applicable, specifying the date of amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with Section 3.7(a)(iii)), the amount of such Letter of Credit, the L/C Currency for such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit.  Such Application shall be accompanied by documentary and other evidence of the proposed beneficiary’s identity as may reasonably be requested by the Issuing Lender to enable the Issuing Lender to verify the beneficiary’s identity or to comply with any applicable laws or regulations, including, without limitation, Section 326 of the Patriot Act.  The Issuing Lender will issue, amend, renew or extend (or cause to be issued, amended, reissued or extended) the requested Letter of Credit for the account of the Borrower in the Issuing Lender’s then current standard form with such revisions as shall be requested by the Borrower and approved by the Issuing Lender, which shall have been approved by the Borrower, within (x) in the case of an issuance, five (5) Business Days of the date of the receipt of the Application and all related information and (y) in the case of an amendment, renewal or extension, three (3) Business Days of the date of the receipt of the Application and all related information.  The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower (with a copy to the Administrative Agent) promptly following the issuance thereof.  The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance (or, amendment, extension or renewal, as applicable) of each Letter of Credit (including the amount thereof).

3.9                               Fees and Other Charges.

(a)                                 The Borrower will pay a fee on all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Revolving Facility on the face amount of such Letter of Credit, shared ratably among the Revolving Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date of such Letter of Credit.  In addition, the Borrower shall pay to the Issuing Lender for its own account a fronting fee of 0.25% per annum on the face amount of each Letter of Credit, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date of such Letter of Credit.

(b)                                 In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

3.10                        L/C Participations.

(a)                                 The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions set forth below, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder.  Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Administrative Agent upon demand of the Issuing Lender an amount equal to such L/C Participant’s Revolving Percentage of the amount of such draft, or any part thereof, that is not so reimbursed (it being agreed that with respect to a Letter of Credit in a currency other than Dollars, each L/C Participant shall pay the Administrative Agent the Dollar Amount of the applicable amount). The Administrative Agent shall promptly forward such amounts to the Issuing Lender.

(b)                                 If any amount required to be paid by any L/C Participant to the Administrative Agent for the account of the Issuing Lender pursuant to Section 3.10(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Administrative Agent for the account of the Issuing Lender within three (3) Business Days after the date such payment is due, such L/C Participant shall pay to the Administrative Agent for the account of the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360.  If any such amount required to be paid by any L/C Participant pursuant to Section 3.10(a) is not made available to the Administrative Agent for the account of the Issuing Lender by such L/C Participant within three (3) Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the Revolving Facility.  A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

(c)                                  Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.10(a), the Administrative Agent or the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Administrative Agent or the Issuing Lender, as the case may be, will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Administrative Agent or the Issuing Lender, as the case may be, shall be required to be returned by the Administrative Agent or the Issuing Lender, such L/C Participant shall return to the Administrative Agent for the account of the Issuing Lender the portion thereof previously distributed by the Administrative Agent or the Issuing Lender, as the case may be, to it.

3.11                        Reimbursement Obligation of the Borrower.  The Issuing Lender shall notify the Borrower of the date and amount paid by the Issuing Lender under any Letter of Credit.  The Borrower agrees to reimburse the Issuing Lender for the amount of (a) such draft so paid and (b) any fees, charges or other costs or expenses (other than taxes or similar amounts) incurred by the Issuing Lender in connection with such payment on the next Business Day following the date on which the Borrower receives such notice.  Each such payment shall be made to the Issuing Lender at its address for notices referred to herein in Dollars and in immediately available funds (it being agreed that with respect to any Letter of Credit in a currency other than Dollars, such payment shall be made in the Dollar Amount of the applicable amount).  Interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth in (i) until the Business Day next succeeding the date of the relevant notice, Section 4.5(b) and (ii) thereafter, Section 4.5(c).  Each drawing under any Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 9.1(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 3.10 for funding by L/C Participants shall apply) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 3.2 of Base Rate Loans (or, at the option of the Administrative Agent and the Swingline Lender in their sole discretion, a borrowing pursuant to Section 3.4 of Swingline Loans) in the amount of such drawing.  The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of Revolving Loans (or, if applicable, Swingline Loans) could be made, pursuant to Section 3.2 (or, if applicable, Section 3.4), if the Administrative Agent had received a notice of such borrowing at the time the Administrative Agent receives notice from the Issuing Lender of such drawing under such Letter of Credit.

3.12                        Obligations Absolute.  The Borrower’s obligations under Section 3.11 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person.  The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower’s Reimbursement Obligations under Section 3.11 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee.  The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors, omissions, interruptions or delays found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Issuing Lender.  The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower.

3.13                        Letter of Credit Payments.  If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date of payment and amount paid by the Issuing Lender in respect thereof.  The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

3.14                        Applications.  To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

3.15                        Defaulting Lenders.

(a)                                 Notwithstanding anything to the contrary set forth in this Agreement, if any Lender becomes, and during the period it remains, a Defaulting Lender, the Issuing Lender will not be required to issue any Letter of Credit or to amend any outstanding Letter of Credit to increase the face amount thereof, alter the drawing terms thereunder or extend the expiry date thereof, and the Swingline Lender will not be required to make any Swingline Loan, unless any exposure that would result therefrom is eliminated or fully covered by the Commitments of the Non-Defaulting Lenders, replacement Lenders or by Cash Collateralization or a combination thereof reasonably satisfactory to the Issuing Lender or Swingline Lender.

(b)                                 If a Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply with respect to any outstanding L/C Exposure, any outstanding Swingline Exposure and any outstanding Revolving Percentage of such Defaulting Lender:

(i)                                     the L/C Exposure, the Swingline Exposure and the Revolving Percentage of such Defaulting Lender will, subject to the limitation in the proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders pro rata in accordance with their respective Commitments; provided that (w) the conditions set forth in Section 6.2 are satisfied at such time (and, unless the Borrower shall have otherwise notified the Administrative Agent at the time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), (x) such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists, (y) the sum of each Non-Defaulting Lender’s Revolving Extensions of Credit may not in any event exceed the Revolving Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation and (z) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender or any

other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender; provided, further, that, for purposes of clause (x) in the first proviso above, such reallocation shall be given effect immediately upon the cure or waiver of such Default or Event of Default and subject to clauses (y) and (z) above; and

(ii)                                  any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 9 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.7(b) shall be applied at such time or times as may be determined by the Administrative Agent as follows:

first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder;

second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lender or the Swingline Lender hereunder;

third, to Cash Collateralize the Issuing Lender’s fronting exposure with respect to such Defaulting Lender;

fourth, as the Borrower may request (so long as no Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent;

fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Lender’s future fronting exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement;

sixth, to the payment of any amounts owing to the Lenders, the Issuing Lender or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lender or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement;

seventh, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and

eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction;

provided that if (x) such payment is a payment of the principal amount of any Loans or payment under any Letter of Credit in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 6.2 were satisfied and waived, such payment shall be applied solely to pay the Loans of, and any payment under any Letter of Credit owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or payment under any Letter of Credit owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the

Lenders pro rata in accordance with the Commitments under the applicable Facility without giving effect to Section 3.15(b)(i).  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 3.15(b)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(c)                                  Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, all fees pursuant to Sections 3.5(a) and 3.9 shall cease to accrue with respect to such Defaulting Lender (without prejudice to the rights of the Lenders other than Defaulting Lenders in respect of such fees); provided that (i) to the extent that a portion of the L/C Exposure or the Swingline Exposure of such Defaulting Lender is reallocated to the Non-Defaulting Lenders pursuant to clause (c) above, such fees that would have accrued for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Revolving Commitments, and (ii) to the extent any portion of such L/C Exposure or Swingline Exposure cannot be so reallocated, such fees will instead accrue for the benefit of and be payable to the Issuing Lender and the Swingline Lender as their interests appear (and the pro rata payment provisions of Section 4.8 will automatically be deemed adjusted to reflect the provisions of this Section) until and to the extent that such L/C Exposure or Swingline Exposure is reallocated, Cash Collateralized and/or such Defaulting Lender is replaced.

(d)                                 The Borrower may terminate the unused amount of the Commitment of a Defaulting Lender upon not less than three (3) Business Days’ prior notice to the Administrative Agent (which will promptly notify the Lenders thereof), and in such event the provisions of (b)(ii) above will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that such termination will not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender or any Lender may have against such Defaulting Lender.

(e)                                  If the Borrower, the Administrative Agent, the Issuing Lender and the Swingline Lender agree in writing in their discretion that a Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any amounts then held in the segregated account referred to in clause (b)(ii) above), such Lender will, to the extent applicable, purchase such portion of outstanding Loans of the other Lenders and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause the Revolving Extensions of Credit, L/C Exposure and Swingline Exposure of the Lenders to be on a pro rata basis in accordance with their respective Revolving Commitments, whereupon such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender (and such L/C Exposure and Swingline Exposure of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing); provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

3.16                        Incremental Revolving Commitments.

(a)                                 Borrower Request.  The Borrower may at any time and from time to time after the Closing Date by written notice to the Administrative Agent elect to request an increase to the existing Revolving Commitment and/or add one or more new revolving facilities (each, an “Incremental Revolving Facility”) with revolving commitments (each, an “Incremental Revolving Commitment”) in an amount (x)

not in excess of $100,000,000 in the aggregate when combined with the aggregate amount of all Incremental Term Loan Commitments under Section 2.4 plus (y) in the case of an Incremental Revolving Facility that serves to effectively extend the maturity of the Revolving Facility, an amount equal to the reductions in the Revolving Facility to be replaced with the Incremental Revolving Facility, and in minimum increments of $500,000 and a minimum amount of $5,000,000 (or such lesser amount equal to the remaining Incremental Revolving Commitments) (and provided that there shall be not more than three tranches of Incremental Revolving Commitments at any time).  Each such notice shall specify (i) the date (each, a “Revolving Commitment Increase Effective Date”) on which the Borrower proposes that the Incremental Revolving Commitment shall be effective, which shall be a date not less than three (3) Business Days after the date on which such notice is delivered to the Administrative Agent and (ii) the identity of each Person (which, if not a Lender, an Approved Fund or an Affiliate of a Lender, shall be reasonably satisfactory to the Administrative Agent, the Swingline Lender and the Issuing Lender (each such acceptance not to be unreasonably withheld or delayed)) to whom the Borrower proposes any portion of such Incremental Revolving Commitment be allocated and the amounts of such allocations; provided that any existing Lender approached to provide all or a portion of the Incremental Revolving Commitments may elect or decline, in its sole discretion, to provide such Incremental Revolving Commitment.

(b)                                 Conditions.  The Incremental Revolving Commitment shall become effective as of such Revolving Commitment Increase Effective Date; provided that:

(i)                                     each of the conditions set forth in Section 6.2 shall be satisfied;

(ii)                                  no Default or Event of Default shall have occurred and be continuing or would result from the borrowings to be made on the Revolving Commitment Increase Effective Date;

(iii)                               after giving pro forma effect to the extensions of commitments to be made on the Revolving Commitment Increase Effective Date (and assuming the Borrower borrowed Revolving Loans in an aggregate principal amount equal to the full amount of the Incremental Revolving Commitment) as of the date of the most recent financial statements delivered pursuant to Section 7.1(a) or (b), the Secured Leverage Ratio shall not exceed 2.75 to 1.00; provided that, for purposes of this clause (iii) only, the proceeds of such Incremental Revolving Facility shall be excluded when calculating the amount of cash and Cash Equivalents to be netted out of clause (a) of the definition of Secured Leverage Ratio;

(iv)                              the Borrower shall deliver or cause to be delivered any customary legal opinions or other documents reasonably requested by the Administrative Agent in connection with any such transaction; and

(v)                                 no existing Lender will be required to participate in any Incremental Revolving Facility without its consent.

(c)                                  Terms of Incremental Revolving Loans and Incremental Revolving Commitments.  The terms and provisions of the Incremental Revolving Commitments and the Loans made pursuant to the Incremental Revolving Commitments shall be as follows:

(i)                                     terms and provisions of Loans made pursuant to Incremental Revolving Commitments (the “Incremental Revolving Loans”) shall be on terms consistent with the existing Revolving Loans (other than (A) with respect to margin, pricing, maturity or fees or (B) as otherwise set forth herein) and, to the extent not consistent with such existing Revolving Loans, on terms agreed upon between the Borrower and the Lenders providing such

Incremental Revolving Loans and reasonably acceptable to the Administrative Agent (except as otherwise set forth herein) (it being understood that Incremental Revolving Loans may be part of the existing tranche of Revolving Loans or may comprise one or more new tranches of Revolving Loans);

(ii)                                  any Incremental Revolving Facilities will mature no earlier than, and will require no scheduled amortization or differing mandatory commitment reduction prior to, the Revolving Termination Date;

(iii)                               the all-in yield applicable to any Incremental Revolving Loan that is pari passu in right of payment and with respect to security will be determined by the Borrower and the Lenders providing such Incremental Revolving Loan and such all-in yield (including in the form of interest rate margins, original issue discount (based on a four (4) year average life to maturity or, if less, the remaining life to maturity), upfront fees, minimum Eurodollar Rate or minimum Base Rate, but excluding arrangement, commitment, structuring and underwriting fees and any amendment fees paid or payable to the Joint Lead Arrangers (or their Affiliates) or the Lenders in their respective capacities as such in connection with any of the existing Facilities or to one or more arrangers (or their affiliates) in their capacities as such applicable to the Revolving Facility) will not be more than 0.50% higher than the corresponding all-in yield (determined on the same basis) applicable to the existing Revolving Facility, unless the interest rate margin with respect to the existing Revolving Facility, is increased by an amount equal to the difference between the all-in yield with respect to the Incremental Revolving Facility and the corresponding all-in yield on the existing Revolving Facility, minus 0.50%.

The Incremental Revolving Commitments shall be effected by a joinder agreement (the “Increase Revolving Joinder”) executed by the Borrower, the Administrative Agent and each Lender making such Incremental Revolving Commitment, in form and substance reasonably satisfactory to each of them (in the case of the Administrative Agent, to the extent required herein).  The Increase Revolving Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 3.16.  In addition, unless otherwise specifically provided herein, all references in the Loan Documents to Revolving Commitments and Revolving Loans shall be deemed, unless the context otherwise requires, to include references to Incremental Revolving Commitments and Incremental Revolving Loans that are made pursuant to this Agreement.

(d)                                 Ranking.  The Incremental Revolving Loans and Incremental Revolving Commitments established pursuant to this Section 3.16 shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from (x) security interests created by the Security Documents and the guarantees of the Guarantors, except that the security interests securing the Incremental Revolving Loans and Incremental Revolving Commitments may rank junior to the security interests securing the Revolving Facilities as set forth in the Increase Revolving Joinder and (y) prepayments of the Revolving Facility unless the Borrower and the Lenders in respect of the Incremental Revolving Facility elect lesser payments, except that the right of payment under the Incremental Revolving Loans and Incremental Revolving Commitments may rank junior to the right of payment under the Revolving Facility as set forth in the Increase Revolving Joinder.  The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security Documents continue to be perfected under the Uniform Commercial Code or otherwise after giving effect to the establishment of any such class of Incremental Revolving Loans or any such Incremental Revolving Commitments.

3.17                        Extension of Maturity Date in Respect of Revolving Facility.

(a)                                 Requests for Extension.  The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not later than 30 days prior to the Revolving Termination Date then in effect hereunder in respect of the Revolving Facility (the “Existing Revolving Facility Maturity Date”), request that each Revolving Lender extend such Lender’s  Revolving Termination Date in respect of the Revolving Facility; provided that (i) the interest rate margins, interest rate “floors,” fees and maturity applicable to any Revolving Loan shall be determined by the Borrower and the Extending Revolving Lenders and (b) any such extension shall be on the terms and pursuant to documentation to be determined by the Borrower and the Extending Revolving Lenders.

(b)                                 Revolving Lender Elections to Extend.  Each Revolving Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given within 10 Business Days of delivery of the notice referred to in clause (a) (or such other period as the Borrower and the Administrative Agent shall mutually agree) (the “Revolving Notice Date”), advise the Administrative Agent whether or not such Revolving Lender agrees to such extension (and each Revolving Lender that determines not to so extend its Revolving Termination Date (a “Non-Extending Revolving Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Revolving Notice Date) and any Revolving Lender that does not so advise the Administrative Agent on or before the Revolving Notice Date shall be deemed to be a Non-Extending Revolving Lender.  The election of any Revolving Lender to agree to such extension shall not obligate any other Revolving Lender to so agree.

(c)                                  Notification by Administrative Agent.  The Administrative Agent shall notify the Borrower of each Revolving Lender’s determination under this Section promptly following the Revolving Notice Date.

(d)                                 Additional Commitment Lenders.  The Borrower shall have the right to replace each Non-Extending Revolving Lender with, and add as “Revolving Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Revolving Commitment Lender”) as provided in Section 11.6; provided that each of such Additional Revolving Commitment Lenders shall enter into an Assignment and Assumption pursuant to which such Additional Revolving Commitment Lender shall undertake a Revolving Commitment (and, if any such Additional Revolving Commitment Lender is already a Revolving Lender, its Revolving Commitment shall be in addition to any other Revolving Commitment of such Lender hereunder on such date).

(e)                                  Extension Requirement.  If (and only if) any Revolving Lender has agreed so to extend their Revolving Termination Date (each, an “Extending Revolving Lender”), the Revolving Termination Date in respect of the Revolving Facility of each Extending Revolving Lender and of each Additional Revolving Commitment Lender shall be extended subject to the terms of any such notice of extension and each Additional Revolving Commitment Lender shall thereupon become a “Revolving Lender” for all purposes of this Agreement.

(f)                                   Conditions to Effectiveness of Extensions.  As a condition precedent to such extension, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the effective date of such extension signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension and (ii) certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Section 5 and the other Loan Documents are true and correct in all material respects on and as of the effective date of such extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 3.17, the representations and warranties contained in subsections (a) and (b) of Section 5.1 shall be deemed to refer to the most recent statements furnished pursuant to subsection (c), of Section 6.01, and (B) no Default exists. In addition, on the Revolving Termination Date of each Non-Extending Revolving Lender, the Borrower shall repay any non-extended Revolving Loans of such Non-Extending Revolving Lender outstanding on such date.

(g)                                  Conflicting Provisions.  This Section shall supersede any provisions in Section 11.1 or 11.7 to the contrary, and the Borrower and the Administrative Agent shall be entitled to enter into any amendments to this Agreement necessary or desirable to reflect the extensions pursuant to this Section 3.17.

SECTION 4.  GENERAL PROVISIONS APPLICABLE TO LOANS
AND LETTERS OF CREDIT

4.1                               Optional Prepayments.

(a)                                 The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (except as set forth in Section 4.1(d) below), upon irrevocable notice delivered to the Administrative Agent no later than 2:00 p.m., New York City time, three (3) Business Days prior thereto, in the case of Eurodollar Loans, and no later than 2:00 p.m., New York City time, one (1) Business Day prior thereto, in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or Base Rate Loans and if such payment is to be applied to prepay the Term Loans, the manner in which such prepayment is to be applied thereto; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 4.11; provided, further, that such notice may be contingent on the occurrence of a refinancing or the consummation of a sale, transfer, lease or other Disposition of assets and may be revoked or the termination date deferred if the refinancing or sale, transfer, lease or other Disposition of assets does not occur.  Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.  If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are Base Rate Loans and Swingline Loans) accrued interest to such date on the amount prepaid.  Partial prepayments of Eurodollar Loans shall be in an aggregate principal amount of $500,000 or integral multiples of $100,000 in excess thereof.  Partial prepayments of Base Rate Loans (other than Swingline Loans) shall be in an aggregate principal amount of $250,000 or integral multiples of $100,000 in excess thereof.  Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $100,000 or integral multiples of $50,000 in excess thereof.

(b)                                 Notwithstanding anything in any Loan Document to the contrary, so long as no Default or Event of Default has occurred and is continuing, the Borrower may also prepay the outstanding Loans (which shall, for the avoidance of doubt, be automatically and permanently canceled immediately upon acquisition by the Borrower) (or Holdings or any of its Subsidiaries (other than the Borrower) may purchase such outstanding Loans) on the following basis; provided that (i) Holdings, the Borrower or its Subsidiary, as the case may be, shall represent and warrant as of the date of any assignment to Holdings, the Borrower or any of their Subsidiaries that it does not have any material non-public information with respect to Holdings, the Borrower, their Subsidiaries and their respective securities for purposes of United States securities laws that has not been disclosed to the Lenders (other than Lenders that do not wish to receive material non-public information with respect to Holdings, the Borrower, any of their Subsidiaries or Affiliates) prior to such time, (ii) Holdings shall be in compliance with Section 8.1 (whether or not currently in effect) on a pro forma basis, (iii) the Revolving Facility shall not be utilized to fund the assignment, and (iv) any offer to purchase or take by assignment any Loans by Holdings, the Borrower or their Subsidiaries shall have been made pursuant to the provisions of this Section 4.1(b):

(i)                             Any Group Member shall have the right to make a voluntary prepayment of Loans at a discount to par pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer (any such prepayment, the “Discounted Loan Prepayment”), in each case made in accordance with this Section 4.1(b); provided that no Group Member shall initiate any action under this Section 4.1(b) in order to make a Discounted Loan Prepayment unless (I) at least ten (10) Business Days shall have passed since the consummation of the most recent Discounted Loan Prepayment as a result of a prepayment made by a Group Member on the applicable Discounted Prepayment Effective Date; or (II) at least three (3) Business Days shall have passed since the date the Group Member was notified that no Lender was willing to accept any prepayment of any Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of any Group Member’s election not to accept any Solicited Discounted Prepayment Offers.

(ii)                          (A)                               Subject to the proviso to subsection (i) above, any Group Member may from time to time offer to make a Discounted Loan Prepayment by providing the Auction Agent with five (5) Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, at the sole discretion of the Group Member, to (x) each Lender and/or (y) each Lender with respect to any class of Loans on an individual tranche basis, (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable tranche, the tranche or tranches of Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different tranches of Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section), (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $500,000 in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date.  The Auction Agent will promptly provide each Appropriate Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York City time, on the third Business Day after the date of delivery of such notice to such Lenders (the “Specified Discount Prepayment Response Date”).

(B)                               Each Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Loans at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount and the tranches of such Lender’s Loans to be prepaid at such offered discount.  Each acceptance of a Discounted Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable.  Any Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment.

(C)                               If there is at least one Discount Prepayment Accepting Lender, the relevant Group Member will make a prepayment of outstanding Loans pursuant to this paragraph (C) to each Discount Prepayment Accepting Lender in accordance with the respective outstanding amount and tranches of Loans specified in such Lender’s Specified

Discount Prepayment Response given pursuant to subsection (B) above; provided that, if the aggregate principal amount of Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with such Group Member and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”).  The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the relevant Group Member of the respective Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Loan Prepayment and the tranches to be prepaid, (II) each Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the tranches of Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, tranche and Type of Loans of such Lender to be prepaid at the Specified Discount on such date.  Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Group Member and such Lenders shall be conclusive and binding for all purposes absent manifest error.  The payment amount specified in such notice to the Group Member shall be due and payable by such Group Member on the Discounted Prepayment Effective Date in accordance with subsection (vi) below (subject to subsection (c) below).

(iii)                       (A)                               Subject to the proviso to subsection (i) above, any Group Member may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of such Group Member, to (x) each Lender and/or (y) each Lender with respect to any Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Loans (the “Discount Range Prepayment Amount”), the tranche or tranches of Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Loans with respect to each relevant tranche of Loans willing to be prepaid by such Group Member (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different tranches of Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $500,000 in excess thereof and (IV) each such solicitation by the relevant Group Member shall remain outstanding through the Discount Range Prepayment Response Date.  The Auction Agent will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York City time, on the third Business Day after the date of delivery of such notice to such Lenders (the “Discount Range Prepayment Response Date”).  Each Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Lender is willing to allow prepayment of any or all of its then outstanding Loans of the applicable tranche or tranches and the maximum aggregate principal amount and tranches of such Lender’s Loans (the “Submitted Amount”) such Lender is willing to have prepaid at the Submitted Discount.  Any Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted

Loan Prepayment of any of its Loans at any discount to their par value within the Discount Range.

(B)                               The Auction Agent shall review all Discount Range Prepayment Offers which were received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with such Group Member and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Loans to be prepaid at such Applicable Discount in accordance with this subsection (iii).  The relevant Group Member agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by the Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts.  Each Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (C)) at the Applicable Discount (each such Lender, a “Participating Lender”).

(C)                               If there is at least one Participating Lender, the relevant Group Member will prepay the respective outstanding Loans of each Participating Lender in the aggregate principal amount and of the tranches specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with such Group Member and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”).  The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the relevant Group Member of the respective Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Loan Prepayment and the tranches to be prepaid, (II) each Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and tranches of Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and tranches of such Lender to be prepaid at the Applicable Discount on such date, and (IV) if applicable, each Identified Participating Lender of the Discount Range Proration.  Each determination by the Auction Agent of the amounts stated in the foregoing notices to the relevant Group Member and Lenders shall be conclusive and binding for all purposes absent manifest error.  The payment amount specified in such notice to the Group Member shall be due and payable by such Group Member on the Discounted Prepayment Effective Date in accordance with subsection (vi) below (subject to subsection (c) below).

(iv)                      (A)  Subject to the proviso to subsection (i) above, any Group Member may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Solicited Discounted Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of such Group Member, to (x) each Lender and/or (y) each Lender with respect to any class of Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate amount of the Loans (the “Solicited Discounted Prepayment Amount”) and the tranche or tranches of Loans such Group Member is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different tranches of Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $500,000 in excess thereof and (IV) each such solicitation by such Group Member shall remain outstanding through the Solicited Discounted Prepayment Response Date.  The Auction Agent will promptly provide each Appropriate Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York City time on the third Business Day after the date of delivery of such notice to such Lenders (the “Solicited Discounted Prepayment Response Date”).  Each Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) at which such Lender is willing to allow prepayment of its then outstanding Loan and the maximum aggregate principal amount and tranches of such Loans (the “Offered Amount”) such Lender is willing to have prepaid at the Offered Discount.  Any Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Loans at any discount.

(B)                               The Auction Agent shall promptly provide the relevant Group Member with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date.  Such Group Member shall review all such Solicited Discounted Prepayment Offers and select the largest of the Offered Discounts specified by the relevant responding Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the Group Member (the “Acceptable Discount”), if any.  If the Group Member elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by such Group Member from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (B) (the “Acceptance Date”), the Group Member shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount.  If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from the Group Member by the Acceptance Date, such Group Member shall be deemed to have rejected all Solicited Discounted Prepayment Offers.

(C)                               Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by the Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Agent will determine (in consultation with such Group Member and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the tranches of Loans (the “Acceptable Prepayment Amount”) to be prepaid by the relevant Group Member at the Acceptable Discount in accordance with this Section 4.1(b)(iv).  If the Group Member elects to accept any Acceptable Discount, then the Group Member agrees to accept all Solicited Discounted Prepayment Offers received by the Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount.  Each Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Loans equal to its Offered Amount (subject to any required pro rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”).  The Group Member will prepay outstanding Loans pursuant to this subsection (iv) to each Qualifying Lender in the aggregate principal amount and of the tranches specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with such Group Member and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”).  On or prior to the Discounted Prepayment Determination Date, the Auction Agent shall promptly notify (I) the relevant Group Member of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Loan Prepayment and the tranches to be prepaid, (II) each Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Loans and the tranches to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount and the tranches of such Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration.  Each determination by the Auction Agent of the amounts stated in the foregoing notices to the relevant Group Member and Lenders shall be conclusive and binding for all purposes absent manifest error.  The payment amount specified in such notice to such Group Member shall be due and payable by such Group Member on the Discounted Prepayment Effective Date in accordance with subsection (vi) below (subject to subsection (c) below).

(v)                         In connection with any Discounted Loan Prepayment, the relevant Group Member and the Lenders acknowledge and agree that the Auction Agent may require as a condition to any Discounted Loan Prepayment, the payment of reasonable customary fees and expenses from such Group Member in connection therewith.

(vi)                      If any Loan is prepaid in accordance with paragraphs (ii) through (iv) above, the relevant Group Member shall prepay such Loans on the Discounted Prepayment Effective Date.  The relevant Group Member shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available funds not later than 11:00 a.m. (New York City time) on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the relevant tranche of Loans on a pro rata basis across such installments.  The Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date.  The aggregate principal amount of the tranches and installments of the relevant Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the tranches of Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Loan Prepayment.

(vii)                   To the extent not expressly provided for herein, each Discounted Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 4.1(b), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the relevant Group Member.

(viii)                Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 4.1(b), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.

(ix)                      The relevant Group Member and the Lenders acknowledge and agree that the Auction Agent may perform any and all of its duties under this Section 4.1(b) by itself or through any Affiliate of the Auction Agent and expressly consent to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate.  The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Loan Prepayment provided for in this Section 4.1(b) as well as activities of the Auction Agent.

(c)                                  The relevant Group Member shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date (and if such offer is revoked pursuant to the preceding clauses, any failure by such Group Member to make any prepayment to a Lender, as applicable, pursuant to this Section 4.1(b) shall not constitute a Default or Event of Default under Section 9.1).

(d)                                 Notwithstanding anything in any Loan Document to the contrary, in the event that, on or prior to the ~~first~~six month anniversary of the Amendment No. ~~1~~2 Effective Date, the Borrower (x) makes any prepayment of Term B-1 Loans pursuant to Section 4.1(a) or 4.2(a) in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Term B-1 Lender, (I) in the case of clause (x), a prepayment premium of 1% of the principal amount of the Term B-1 Loans being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate principal amount of the applicable Term B-1 Loans outstanding immediately prior to such amendment.

4.2                               Mandatory Prepayments.

(a)                                 If any Indebtedness shall be incurred or issued by any Group Member after the Closing Date (other than Excluded Indebtedness), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such incurrence or issuance toward the prepayment of the Term Loans as set forth in Section 4.2(d).

(b)                                 (1)  If on any date any Group Member shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, an amount equal to 100% of such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans as set forth in Section 4.2(d); provided that, notwithstanding the foregoing, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans as set forth in Section 4.2(d).

(2)                                 Notwithstanding the foregoing, to the extent that (and for so long as) any of or all of the Net Cash Proceeds of any Asset Sale or any Recovery Event by a Foreign Subsidiary giving rise to mandatory prepayment pursuant to Section 4.2(b)(1) (each such Asset Sale and Recovery Event, a “Specified Asset Sale”) are prohibited or delayed by applicable local Requirements of Law from being repatriated to the jurisdiction of organization of the Borrower, the calculation of Net Cash Proceeds shall be reduced by the amount so prohibited or delayed; provided, that once such repatriation of any such affected Net Cash Proceeds is permitted under the applicable local Requirements of Law, the Group Members shall be treated as having received Net Cash Proceeds equal to the amount of such reduction.

(c)                                  The Borrower shall, on each Excess Cash Flow Application Date, apply the ECF Percentage of the excess, if any, of (i) Excess Cash Flow for the related Excess Cash Flow Payment Period minus (ii) Voluntary Prepayments made during such Excess Cash Flow Payment Period or, at the option of the Borrower, on or prior such Excess Cash Flow Application Date, toward the prepayment of the Term Loans as set forth in Section 4.2(d).  Each such prepayment shall be made on a date (an “Excess Cash Flow Application Date”) no later than ten (10) days after the date on which the financial statements referred to in Section 7.1(a) for the fiscal year of the Borrower with respect to which such prepayment is made are required to be delivered to the Lenders.

(d)                                 Amounts to be applied in connection with prepayments made pursuant to this Section 4.2 shall be applied to the prepayment of the Term Loans in accordance with Section 4.8 and first, to Base Rate Loans and, second, to Eurodollar Loans.  Each prepayment of the Term Loans under this Section 4.2 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

(e)                                  The Additional Term B-1 Commitment shall terminate upon funding on the Amendment No.~~1~~ 2 Effective Date.

(f)                                   For the avoidance of doubt, if any prepayment under Section 4.2(a) made on or prior to the ~~first~~six month anniversary of the Amendment No. ~~1~~2 Effective Date is a Repricing Transaction, the repayment shall be subject to Section 4.1(d).

4.3                               Conversion and Continuation Options.

(a)                                 The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 2:00 p.m., New York City time, on the Business Day preceding the proposed conversion date; provided that any such conversion of Eurodollar Loans may be made only on the last day of an Interest Period with respect thereto.  The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 2:00 p.m., New York City time, on the third Business Day preceding the proposed conversion date (which notice shall specify the length of the initial Interest Period therefor); provided that no Base Rate Loan under a particular Facility may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions.  Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

(b)                                 Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans; provided that no Eurodollar Loan under a particular Facility may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations; and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period.  Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

4.4                               Limitations on Eurodollar Tranches.

Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurodollar Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $500,000 or integral multiples of $100,000 in excess thereof (or, if less, the then outstanding amount of the Eurodollar Loans (or, in the case of a conversion, Base Rate Loans) to be borrowed, converted or continued) and (b) no more than ten (10) Eurodollar Tranches shall be outstanding at any one time.

4.5                               Interest Rates and Payment Dates.

(a)                                 Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

(b)                                 Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

(c)                                  If an Event of Default under Section 9.1(a) shall have occurred and be continuing, such overdue amounts shall bear interest at a rate per annum equal to (i) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2.00%, (ii) in the case of Reimbursement Obligations, the non-default rate applicable to Base Rate Loans under the Revolving Facility plus 2.00% and (iii) in the case of any such other amounts that do not relate to a particular Facility, the non-default rate then applicable to Base Rate Loans under the Revolving Facility plus 2.00%, in each case from the date of such Event of Default until such Event of Default is no longer continuing.

(d)                                 Interest shall be payable in arrears on each Interest Payment Date; provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

(e)                                  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”).  If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower.  In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (i) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (ii) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

4.6                               Computation of Interest and Fees.

(a)                                 Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans the rate of interest on which is calculated on the basis of clauses (a) or (b) of the definition of Base Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.  The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate.  Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective.  The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

(b)                                 Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.  The Administrative Agent shall, at the request of the Borrower, promptly deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 4.6(a).

4.7                               Inability to Determine Interest Rate.  If prior to the first day of any Interest Period:

(a)                                 the Administrative Agent shall have reasonably determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

(b)                                 the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as reasonably determined and conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give written notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter but at least two (2) Business Days prior to the first day of such Interest Period.  If such notice is given (x) any Eurodollar Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the last day of the then current Interest Period, to Base Rate Loans.  Until such notice has been withdrawn by the Administrative Agent (which notice the Administrative Agent agrees to withdraw promptly upon a determination that the condition or situation which gave rise to such notice no longer exists), no further Eurodollar Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurodollar Loans.

4.8                               Pro Rata Treatment; Application of Payments; Payments.

(a)                                 Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Term Percentages or Revolving Percentages, as the case may be, of the relevant Lenders.

(b)                                 Except as provided in Section 2.3(b) and 2.3(c), each payment (including each prepayment) on account of principal of and interest on the Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Term Lenders.  The amount of each principal prepayment of the Term Loans made pursuant to Section 4.1(a) shall be applied to reduce the then remaining installments of the Term Loans as specified by the Borrower in the applicable notice of prepayment.  The amount of each principal prepayment of the Term Loans made pursuant to Section 4.2 shall be applied to reduce the then remaining installments of the Term Loans in direct order of maturity.

(c)                                  Each payment on account of principal of and interest on the Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Lenders.

(d)                                 All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 1:00 p.m., New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds.  The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received.  If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day.  If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.  In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

(e)                                  Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may (but shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount.  If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation for the period until such Lender makes such amount immediately available to the Administrative Agent.  A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error.  If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower.

(f)                                   Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may (but shall not be required to), in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount.  If such payment is not made to the Administrative Agent by the Borrower within three (3) Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate.  Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

(g)                                  Notwithstanding anything to the contrary contained herein, the provisions of this Section 4.8 (i) shall be subject to the express provisions of this Agreement which require or permit differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders and (ii) shall not restrict any transactions permitted by Section 4.1(b) or 11.6, or any “amend and extend” transactions.

4.9                               Requirements of Law.

(a)                                 If the adoption of, taking effect of or any change, in each case after the date the applicable Lender becomes a party to this Agreement or the applicable Participant acquires a participation in all or a portion of a Lender’s rights and obligations under this Agreement, in any Requirement of Law or in the administration, interpretation or application thereof or compliance by any Lender or Issuing Lender with any request, guideline or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof (and, for purposes of this Agreement, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives in connection therewith are deemed to have gone into effect and adopted subsequent to the date hereof):

(i)                             shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender or Issuing Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

(ii)                          shall impose on such Lender or Issuing Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing is to increase the cost to such Lender or Issuing Lender of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof (whether of principal, interest or any other amount), then, in any such case, the Borrower shall promptly pay such Lender or Issuing Lender, upon its demand, any additional amounts necessary to compensate such Lender or Issuing Lender for such increased cost or reduced amount receivable.  If any Lender or Issuing Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

(b)                                 If any Lender or Issuing Lender shall have reasonably determined that the adoption of, taking effect of or any change in any Requirement of Law, in each case after the date the applicable Lender becomes a party to this Agreement or the applicable Participant acquires a participation in all or a portion of a Lender’s rights and obligations under this Agreement, regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or Issuing Lender or any corporation controlling such Lender or Issuing Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof (and, for purposes of this Agreement, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives in connection therewith are deemed to have gone into effect and adopted subsequent to the date hereof) shall have the effect of reducing the rate of return on such Lender’s or Issuing Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or Issuing Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or Issuing Lender’s or such corporation’s policies with respect to capital adequacy), then from time to time, after submission by such Lender or Issuing Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender or Issuing Lender such additional amount or amounts as will compensate such Lender or Issuing Lender or such corporation for such reduction.

(c)                                  A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender or Issuing Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error.  Failure or delay on the part of any Lender or Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or Issuing Lender pursuant to this Section for any amounts incurred more than 180 days prior to the date that such Lender or Issuing Lender notifies the Borrower of such Lender’s or Issuing Lender’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such 180 day period shall be extended to include the period of such retroactive effect.  The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.  The Borrower shall pay the Lender or Issuing Lender, as the case may be, the amount shown as due on any certificate referred to above within thirty (30) days after receipt thereof.

(d)                                 For the avoidance of doubt, the foregoing provisions of this Section 4.9 shall not apply in the case of Taxes, which shall instead be governed exclusively by Section 4.10.

4.10                        Taxes.

(a)                                 Payments Free of Indemnified Taxes and Other Taxes.  Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall (except to the extent required by law) be made free and clear of and without deduction or withholding for any Taxes, provided that if any Loan Party or any other applicable withholding agent shall be required by applicable law to deduct or withhold any Indemnified Taxes (including any Other Taxes) from any sum paid or payable by any Loan Party under any of the Loan Documents, then (i) the sum payable by the applicable Loan Party shall be increased as necessary so that after all required deductions or withholdings have been made (including deductions applicable to additional sums payable under this Section 4.10) the applicable Agent or Lender, as the case may be, receives on the due date a net amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable Loan Party shall make such deductions or withholdings and (iii) the applicable Loan Party shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law.

(b)                                 Payment of Other Taxes by the Borrower.  Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)                                  Indemnification by the Borrower.  The Loan Parties shall, jointly and severally, indemnify each Agent or Lender, within ten (10) business days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed on or attributable to amounts payable under this Section 4.10) imposed on or payable by such Agent or Lender, as the case may be, with respect to this Agreement or any other Loan Document, and reasonable expenses arising therefrom, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate setting forth the amount of such payment or liability delivered by a Lender (with a copy to the relevant Agent), or by an Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d)                                 Evidence of Payments.  As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Loan Party to a Governmental Authority, the Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment or other evidence of such payment reasonably satisfactory to the Agent.

(e)                                  Status of Lenders.  Each Lender shall deliver to the Borrower and to the Administrative Agent, whenever reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable laws and such other reasonably requested information as will permit the Borrower or the Administrative Agent, as the case may be, (A) to determine whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) to determine, if applicable, the required rate of withholding or deduction and (C) to establish such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of any payments to be made to such Lender pursuant to any Loan Document or otherwise to establish such Lender’s status for withholding tax purposes in an applicable jurisdiction.  If any form, certification or other documentation provided by a Lender pursuant to this Section 4.10(e) (including any of the specific documentation described below) expires or becomes obsolete or inaccurate in any respect, such Lender shall promptly notify the Borrower and the Administrative Agent in writing and shall promptly update or otherwise correct the affected documentation or promptly notify the Borrower and the Administrative Agent in writing that such Lender is not legally eligible to do so.

Without limiting the generality of the foregoing,

(A)                               any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent duly completed and executed originals of IRS Form W-9 or such other documentation or information prescribed by applicable laws or reasonably requested by the Borrower or the Administrative Agent (in such number of signed originals as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon request of the Borrower or the Administrative Agent) as will enable the Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to U.S. federal backup withholding or information reporting requirements; and

(B)                               each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of U.S. federal withholding tax with respect to any payments hereunder or under any other Loan Document shall deliver to the Borrower and the Administrative Agent (in such number of signed originals as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent), duly completed and executed copies of whichever of the following is applicable:

(i)  IRS Form W-8BEN (or any successor thereto) claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(ii)  IRS Form W-8ECI (or any successor thereto) claiming that specified payments (as applicable) under this Agreement or any other Loan Documents (as applicable) constitute income that is effectively connected with such Foreign Lender’s conduct of a trade or business in the United States,

(iii)  in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Sections 881(c) or 871(h) of the Code (the “Portfolio Interest Exemption”), (x) a certificate, substantially in the form of Exhibit Q-1, Q-2, Q-3 or Q-4, as applicable (a “Tax Status Certificate”) and (y) IRS Form W-8BEN (or any successor thereto),

(iv)  where such Lender is a partnership (for U.S. federal income tax purposes) or otherwise not a beneficial owner (e.g., where such Lender has sold a participation), IRS Form W-8IMY (or any successor thereto) and all required supporting documentation (including, where one or more of the underlying beneficial owner(s) is claiming the benefits of the Portfolio Interest Exemption, a Tax Status Certificate of such beneficial owner(s) (provided that, if the Foreign Lender is a partnership and not a participating Lender, the Tax Status Certificate from the beneficial owner(s) may be provided by the Foreign Lender on behalf of the beneficial owner(s)), or

(v)  any other form prescribed by applicable laws as a basis for claiming exemption from or a reduction in United States federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

Notwithstanding anything to the contrary in this Section 4.10(e), no Lender shall be required to deliver any documentation pursuant to this Section 4.10(e) that it is not legally eligible to provide.

(f)                                   FATCA.  Without limiting the generality of Section 4.10(e), each Lender shall use commercially reasonable efforts to deliver to the Borrower and the Administrative Agent, at the time or times prescribed by applicable law and at such times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law and such additional documentation reasonably requested by the Borrower or the Administrative Agent to avoid the imposition of withholding obligations under FATCA with respect to such Lender.

(g)                                  If any Agent or Lender determines, in its good faith discretion, that it has received a refund (whether received in cash or applied as an offset against other Taxes due) of any Indemnified Taxes or Other Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section, it shall promptly pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by any Loan Party under this Section 4.10 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Agent or Lender (including any Taxes), as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of such Agent or Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Agent or Lender in the event such Agent or

Lender is required to repay such refund to such Governmental Authority.  Such Lender or Agent, as the case may be, shall, at the Borrower’s written reasonable request, provide the Borrower with a copy of any notice of assessment or other evidence reasonably satisfactory to the Borrower of the requirement to repay such refund received from the relevant taxing authority.  This subsection shall not be construed to require any Agent or Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

(h)                                 The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder or under any other Loan Document.

(i)                                     For purposes of this Section 4.10, the term “Lender” shall include the Issuing Lender and the Swingline Lender.

4.11                        Indemnity.  The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss, cost or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of or conversion from Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement, (c) the making of a prepayment of, or a conversion from, Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto or (d) any other default by the Borrower in the repayment of such Eurodollar Loans when and as required pursuant to the terms of this Agreement.  Such indemnification may include an amount (other than with respect to clause (d)) equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin and the Eurodollar Floor included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market.  A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error.  This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

4.12                        Change of Lending Office.  Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 4.9 or 4.10(a), (b) or (c) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage or any unreimbursed costs or expenses; and provided, further, that nothing in this Section shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 4.9 or 4.10(a), (b) or (c).  The Borrower hereby agrees to pay all reasonable, documented out-of-pocket costs and expenses incurred by any Lender in connection with any such designation.

4.13                        Replacement of Lenders.  The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 4.9 or 4.10(a), (b) or (c) (such Lender, an “Affected Lender”), (b) is a Non-Consenting Lender or (c) is a Defaulting Lender, with a replacement financial institution or other entity; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) in the case of an Affected Lender, prior to any such replacement, such Lender shall have taken no action under Section 4.12 so as to eliminate the continued need for payment of amounts owing pursuant to Section 4.9 or 4.10(a), (b) or (c), (iii) the replacement financial institution or entity shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (iv) the Borrower shall be liable to such replaced Lender under Section 4.11 if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (v) the replacement financial institution or entity shall be an Eligible Assignee, (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 11.6 (provided that, except in the case of clause (c) hereof, the Borrower shall be obligated to pay the registration and processing fee referred to therein), (vii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 4.9 or 4.10(a), (b) or (c), as the case may be, (viii) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender, and (ix) in the case of a Non-Consenting Lender, the replacement financial institution or entity shall consent at the time of such assignment to each matter in respect of which the replaced Lender was a Non-Consenting Lender.

4.14                        Evidence of Debt.

(a)                                 Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(b)                                 The Administrative Agent, on behalf of the Borrower (or, in the case of an assignment not required to be recorded in the Register in accordance with the provisions of Section 11.6(d), the assigning Lender, acting solely for this purpose as a non-fiduciary agent of the Borrower), shall maintain the Register (or, in the case of an assignment not required to be recorded in the Register in accordance with the provisions of Section 11.6(d), a Related Party Register), in each case pursuant to Section 11.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type of such Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent (or, in the case of an assignment not required to be recorded in the Register in accordance with the provisions of Section 11.6(d), the assigning Lender) hereunder from the Borrower and each Lender’s share thereof.

(c)                                  The entries made in the Register and the accounts of each Lender maintained pursuant to Section 4.14(a) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded (absent manifest error); provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

(d)                                 The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans, Revolving Loans or Swingline Loans, as the case may be, of such Lender, substantially in the forms of Exhibit E-1, E-2 or E-3, respectively, with appropriate insertions as to date and principal amount.

4.15                        Illegality.  Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be canceled and (b) such Lender’s Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law.  If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.11.

SECTION 5.  REPRESENTATIONS AND WARRANTIES

To induce the Agents and the Lenders to enter into this Agreement and to make the Loans and issue, amend, extend, renew or participate in the Letters of Credit, each of Holdings and the Borrower hereby represents and warrants to each Agent and each Lender that:

5.1                               Financial Condition.

(a)                                 The unaudited pro forma consolidated balance sheet and related statements of income for the Borrower and its Subsidiaries (the “Pro Forma Financial Statements”) as of and for the twelve month periods ended on March 31, 2011, copies of which have heretofore been furnished to each Lender, have been prepared giving effect (as if such events had occurred on such date) to (i) the consummation of the Acquisition, (ii) the Loans to be made under this Agreement on the Closing Date, (iii) the Equity Contribution, (iv) the Refinancing and (v) the payment of fees and expenses in connection with the foregoing.  The Pro Forma Financial Statements have been prepared in good faith based on the assumptions set forth therein, which the Borrower believed to be reasonable assumptions at the time such Pro Forma Financial Statements were prepared, and present fairly in all material respects on a pro forma basis the estimated financial position of the Borrower and its consolidated Subsidiaries as at and for each of the dates and periods set forth above, assuming that the events specified in the preceding sentence had actually occurred at such date.

(b)                                 (i) The audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of each of the Borrower and its Subsidiaries and the Target and its Subsidiaries as of and for each of the fiscal years ended (or, in the case of the Borrower and its Subsidiaries, ended on or around) December 31, 2008, 2009 and 2010, accompanied by a report from Ernst & Young LLP and (ii) the unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of each of the Borrower and its Subsidiaries and the Target and its Subsidiaries for the fiscal quarter ended (or, in the case of the Borrower and its Subsidiaries, ended on or around) March 31, 2011, present fairly in all material respects the consolidated financial condition of each of the Borrower and its Subsidiaries and the Target and its Subsidiaries, as the case may be, as at such dates, and the consolidated results of their respective operations and cash flows for such period then ended (subject to normal year-end audit adjustments and the absence of footnotes in the case of the financial statements delivered pursuant to clause (ii) above).  All such financial statements delivered pursuant to clauses (b)(i) and (b)(ii) above, including the related schedules and notes thereto, have been prepared substantially in accordance with GAAP applied consistently throughout the periods involved.

5.2                               No Change.  Since January 1, 2011, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

5.3                               Corporate Existence; Compliance with Law.  Except as permitted under Section 8.4, each Group Member (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the organizational power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, (d) is in compliance with the terms of its Organizational Documents and (e) is in compliance with the terms of all Requirements of Law and all Governmental Authorizations, except to the extent that any failure under clause (a) (with respect to any Group Member other than the Borrower) or clauses (b), (c) and (e) to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.4                               Power; Authorization; Enforceable Obligations.  Each Loan Party has the organizational power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder.  Each Loan Party has taken all necessary organizational and other action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement.  No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (a) consents, authorizations, filings and notices described in Schedule 5.4, (b) consents, authorizations, filings and notices which have been, or will be, obtained or made and are in full force and effect on or before the Closing Date, (c) any such consent, authorizations, filings and notices the absence of which could not reasonably be expected to have a Material Adverse Effect, and (d) the filings referred to in Section 5.19.  Each Loan Document has been duly executed and delivered on behalf of each Loan Party thereto.  This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5.5                               No Legal Bar.  The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate (a) the Organizational Documents of any Loan Party, (b) any Requirement of Law, Governmental Authorization or any Contractual Obligation of any Group Member and (c) will not result in, or require, the creation or imposition of any Lien on any Group Member’s respective properties or revenues pursuant to its Organizational Documents, any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents and Liens permitted by Section 8.3), except for any violation set forth in clause (b) or (c) which could not reasonably be expected to have a Material Adverse Effect.

5.6                               Litigation and Adverse Proceedings.  No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Holdings or the Borrower, threatened in writing by or against any Group Member or against any of their respective properties or revenues (a) with respect to any of the Loan Documents, which would in any respect impair the enforceability of the Loan Documents, taken as a whole or (b) that could reasonably be expected to have a Material Adverse Effect.

5.7                               No Default.  No Group Member is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect.  No Default or Event of Default has occurred and is continuing.

5.8                               Ownership of Property; Liens.

(a)                                 Each Group Member has title in fee simple (or local law equivalent) to all of its owned real property, a valid leasehold interest in all its leased real property, and good title to, or a valid leasehold interest in, license to, or right to use, all its other tangible Property material to its business, in all material respects, and no such Property is subject to any Lien except as permitted by Section 8.3.  The tangible Property of the Group Members, taken as a whole, (i) is in good operating order, condition and repair (ordinary wear and tear excepted) and (ii) constitutes all the Property which is required for the business and operations of the Group Members as presently conducted.

(b)                                 Schedules 6(a) and 6(b) to the Perfection Certificate dated the Closing Date contain a true and complete list of each interest in real property (i) owned by any Group Member as of the date hereof and (ii) leased, subleased or otherwise occupied or utilized by any Group Member, as lessee, sublessee, franchisee or licensee, as of the date hereof.

(c)                                  No Mortgage encumbers improved real property that is located in Special Flood Hazard Area unless flood insurance under the applicable Flood Insurance Laws has been obtained in connection with Section 7.5.

5.9                               Intellectual Property.  Except as could not reasonably be expected to have a Material Adverse Effect, to the knowledge of any Loan Party:  (a) the conduct of, and the use of Intellectual Property in, the business of the Group Members as currently conducted (including the products and services of the Group Members) does not infringe, misappropriate, or otherwise violate the Intellectual Property rights of any other Person; (b) in the last two (2) years, there has been no such claim, to the knowledge of any Loan Party, threatened in writing against any Group Member; (c) to the knowledge of any Loan Party, there is no valid basis for a claim of infringement, misappropriation, or other violation of Intellectual Property rights against any Group Member; (d) to the knowledge of any Loan Party, no Person is infringing, misappropriating, or otherwise violating any Intellectual Property of any Group Member, and there has been no such claim asserted or threatened in writing against any third party by any Group Member or to the knowledge of any Loan Party, any other Person; and (e) each Group Member has at all times complied with all applicable laws, as well as its own rules, policies, and procedures, relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by such Group Member.

5.10                        Taxes.  Each Loan Party has filed or caused to be filed all federal, state and other tax returns that are required to be filed by it and each Loan Party has paid all federal, state and other taxes and any assessments made in writing against it or any of its property by any Governmental Authority (other than (a) any which are not yet due or the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Loan Party or (b) any which the failure to so file or pay could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect).

5.11                        Federal Reserve Regulations.  No Group Member is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.  No part of the proceeds of any extension of credit under this Agreement will be used for any purpose that violates or would be inconsistent with the provisions of Regulation T, U or X of the Board.

5.12                        Labor Matters.  Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:  (a) there are no strikes or other labor disputes against any Group Member pending or, to the knowledge of Holdings or the Borrower, threatened; (b) hours worked by and payment made to employees of each Group Member have not been in violation of the Fair Labor Standards Act, as amended, or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Group Member on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Group Member.

5.13                        ERISA.  Neither a Reportable Event nor a failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived has occurred or is reasonably expected to occur with respect to any Single Employer Plan, and each Single Employer Plan and Multiemployer Plan is in compliance in all respects with the applicable provisions of ERISA and the Code except where such Reportable Event, failure, or non-compliance could not reasonably be expected to have a Material Adverse Effect.  No withdrawal by the Borrower or any Commonly Controlled Entity from a Single Employer Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA has occurred or is reasonably expected to occur, except as could not reasonably be expected to have a Material Adverse Effect.  Except as could not reasonably be expected to have a Material Adverse Effect, no termination of a Single Employer Plan has occurred or is reasonably expected to occur.  No Lien against the Borrower or any Commonly Controlled Entity in favor of the PBGC or a Single Employer Plan or a Multiemployer Plan has arisen during the past five years, except as could not reasonably be expected to have a Material Adverse Effect.  No non-exempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) has occurred or is reasonably expected to occur with respect to any Plan, except as could not reasonably be expected to have a Material Adverse Effect.  Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan and neither the Borrower nor any Commonly Controlled Entity reasonably would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made, except, in each case, for any liability that could not reasonably be expected to result in a Material Adverse Effect.  No failure to make a required contribution to a Multiemployer Plan has occurred or is reasonably expected to occur, except as could not reasonably be expected to have a Material Adverse Effect.  No such Multiemployer Plan is in Reorganization or Insolvent or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA), except as could not reasonably be expected to have a Material Adverse Effect.

5.14                        Investment Company Act; Other Regulations.  No Loan Party is an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.  No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board, as amended) that limits its ability to incur Indebtedness.

5.15                        Capital Stock and Ownership Interests of Subsidiaries.  As of the Closing Date (a) Schedule 5.15 sets forth the name and jurisdiction of formation or incorporation of each Group Member and, as to each such Group Member (other than the Borrower), states the beneficial and record owners thereof and the percentage of each class of Capital Stock owned by any Loan Party, and (b) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees, independent contractors or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of any Group Member (other than the Borrower), except as created by the Loan Documents or as permitted hereby.  Except as listed on Schedule 5.15, as of the Closing Date, no Group Member owns any interests in any joint venture, partnership or similar arrangements with any Person.

5.16                        Use of Proceeds.  The proceeds of the Term B-1 Loans made pursuant to the Additional Term B-1 Commitment shall be used for the prepayment of ~~Original~~ Term B Loans, the payment of fees and expenses in connection with Amendment No. ~~1~~2 and for general corporate purposes.  The proceeds of the Revolving Loans shall be used on the Closing Date to refinance revolver borrowings under the Existing INC Credit Agreement outstanding on the Closing Date in an amount not exceeding $10,000,000 and the funding of any upfront fees and/or original issue discount.  After the Closing Date, the proceeds of the Revolving Loans shall be used, together with the proceeds of the Swingline Loans and the Letters of Credit, to finance working capital and for general corporate purposes of the Borrower and its Subsidiaries.

5.17                        Environmental Matters.  Except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a)                                 the facilities and properties owned or, to the Borrower’s knowledge, leased or operated by any Group Member (the “Properties”) do not contain any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute a violation of, or could reasonably be expected to give rise to liability under, any Environmental Law;

(b)                                 no Group Member has received any written claim, demand, notice of violation, or of actual or potential liability with respect  to any Environmental Laws relating to any Group Member;

(c)                                  Materials of Environmental Concern have not been transported, sent for treatment or disposed of from the Properties by any Group Member or, to the Borrower’s knowledge, by any other person in violation of, or in a manner or to a location that could reasonably be expected to result in any Group Member incurring liability under, any Environmental Law, nor have any Materials of Environmental Concern been released, generated, treated, or stored by any Group Member or, to the Borrower’s knowledge, by any other person at, on, under or from any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to result in any Group Member incurring liability under, any applicable Environmental Law;

(d)                                 no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which any Group Member is or, to the Borrower’s knowledge, will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or relating to  any Group Member;

(e)                                  each Group Member, the Properties and all operations at the Properties are in compliance with all applicable Environmental Laws; and

(f)                                   no Group Member has assumed by contract any liability of any other Person under Environmental Laws, nor is any Group Member paying for or conducting , in whole or in part,  any  response or other corrective action to address any Materials of Environmental Concern at any location pursuant to any Environmental Law.

5.18                        Accuracy of Information, etc.  No written statement contained in this Agreement, any other Loan Document or any other document, certificate or statement furnished by any Loan Party to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents (including the Confidential Information Memorandum) (other than information of a general economic or industry-specific nature), when taken as a whole, contained as of the date such statement, information, document or certificate was furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not materially misleading in the light of the circumstances under which such statements were made after giving effect to any supplements thereto; provided, however, that (i) with respect to the projections and other pro forma financial information contained in the materials referenced above, the Borrower represents only that the same were prepared in good faith and are based upon assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact, is by its nature inherently uncertain and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount and (ii) no representation is made with respect to information of a general economic or industry nature.

5.19                        Security Documents.  The Guarantee and Collateral Agreement and each other Security Document is, or upon execution or filing, as applicable, will be, effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid security interest in the Collateral described therein and proceeds thereof (to the extent a security interest can be created therein under the Uniform Commercial Code).  In the case of the Pledged Equity Interests described in the Guarantee and Collateral Agreement, when stock or interest certificates representing such Pledged Equity Interests (along with properly completed stock or interest powers endorsing the Pledged Equity Interest and executed by the owner of such shares or interests) are delivered to the Collateral Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement or any other Security Document, when financing statements and other filings specified on Schedule 5.19 in appropriate form are filed in the offices specified on Schedule 5.19 and upon the taking of possession or control by the Collateral Agent of the Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent required by the Security Documents), the Collateral Agent, for the benefit of the Secured Parties, shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations, in each case prior and superior in right to any other Person (except Liens permitted by Section 8.3) subject in the case of the Intellectual Property that is the subject of any application or registration, to the recordation of appropriate evidence of the Collateral Agent’s Lien in the United States Patent and Trademark Office and/or United States Copyright Office, as appropriate, and the taking of actions and making of filings necessary under the applicable Requirements of Law to obtain the equivalent of perfection.

5.20                        Solvency.  Holdings and its Subsidiaries (on a consolidated basis), after giving effect to the Transactions and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith, will be and will continue to be Solvent.

5.21                        Senior Indebtedness.  The Obligations constitute “senior debt,” “senior indebtedness,” “designated senior debt,” “guarantor senior debt” or “senior secured financing” (or any comparable term) of each Loan Party with respect to any Junior Financing.

5.22                        ~~Regulatory Compliance~~Sanctions and Anti-Corruption Laws.

(a)                                 Neither Holdings, the Borrower nor any of ~~its subsidiaries~~their Subsidiaries or, to the knowledge of Holdings and Borrower, any director, officer, employee, agent or representative of Holdings or the Borrower, is an individual or entity (for purposes of only this Section ~~5.21,~~5.22, “Person”) currently the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council , the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is Holdings ~~or~~, the Borrower or any Subsidiary located, organized or resident in a ~~country or territory that is the subject of Sanctions~~Sanctioned Country.  Each of Holdings and the Borrower represents and covenants that it will not, directly or indirectly, use ~~the~~any Loan, Letter of Credit or proceeds of the transaction, or lend, contribute or otherwise make available such Loan, Letter of Credit or proceeds to any subsidiary, joint venture partner or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(b)                                 Neither the Borrower nor any of its Subsidiaries nor, to the knowledge of the Borrower, any director, officer, agent or employee of the Borrower or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Borrower and its Subsidiaries have conducted their businesses in compliance with the FCPA.

5.23                        ~~Anti-Terrorism Laws~~[Reserved].

~~(a)           No Loan Party, or, to the knowledge of any Loan Party, any of its Subsidiaries, is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.~~

~~(b)           None of the Loan Parties, nor, to the knowledge of the Loan Parties, any Subsidiaries of any Loan Party or their respective agents acting or benefiting in any capacity in connection with the Loans, Letters of Credit or other transactions hereunder, is any of the following (each, a “Blocked Person”):~~

~~(i)          a Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224;~~

~~(ii)         a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224;~~

~~(iii)        a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;~~

~~(iv)       a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224;~~

~~(v)        a Person that is named as a “specially designated national” on the most current list published by the United States Treasury Department’s Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or~~

~~(vi)       a Person who is affiliated or associated with a person listed above.~~

~~(c)           No Loan Party, or to the knowledge of any Loan Party, any of its agents acting in any capacity in connection with the Loans, Letters of Credit or other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224.~~

5.24                        Patriot Act.  The Borrower and each of its Subsidiaries are in compliance in all material respects with (a) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (b) the Patriot Act and (c) other federal or state laws relating to “know your customer” and anti-money laundering rules and regulations.

SECTION 6.  CONDITIONS PRECEDENT

6.1                               Conditions to Initial Extension of Credit.  The agreement of each Lender to make the initial extension of credit requested to be made by it is subject to the satisfaction or waiver, prior to or substantially concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

(a)                                 Loan Documents.  The Administrative Agent shall have received (i) this Agreement, executed and delivered by each Agent, Holdings, the Borrower and each Person that is a Lender as of the Closing Date, (ii) the Guarantee and Collateral Agreement and each other Security Document (except for Mortgages and other deliverables as set forth in Section 7.10) required to be delivered on the Closing Date, executed and delivered by the Borrower and each other Loan Party that is a party thereto, (iii) a perfection certificate in customary form and substance and (iv) a Note executed by the Borrower in favor of each Lender that has requested a Note at least two Business Days in advance of the Closing Date.

(b)                                 Transactions.  The following transactions shall have been or shall substantially concurrently be consummated:

(i)                             The Acquisition shall be consummated (x) substantially concurrently with the initial funding of the Facilities and (y) in accordance with the Acquisition Documentation and no provision thereof shall have been amended or waived, and no consent shall be given, in each case, in any respect that is materially adverse to the interests of the Joint Lead Arrangers or the Lenders without the prior written consent of MSSF (not to be unreasonably withheld or delayed), it being understood that the consent of the Joint Lead Arrangers is not required for any reduction in the acquisition consideration payable under the Acquisition Agreement, which reduction shall be allocated (1) 70% to reduction of the Term Loans and (2) 30% to reduction of the Equity Contribution.  The Administrative Agent shall have received copies of each of the Acquisition Documentation, including any amendments, supplements or modifications with respect to any of the foregoing;

(ii)                          (x) The Borrower shall have received or shall substantially concurrently receive the Equity Contribution and (y) the Borrower shall have received or shall substantially concurrently receive $250,000,000 in aggregate gross cash proceeds from the issuance of the Senior Notes (or such lesser amount determined by the Borrower to be necessary to consummate the Transactions); and

(iii)                       On the Closing Date, after giving effect to the Transactions, neither Holdings nor any of its Subsidiaries on a consolidated basis shall have any indebtedness for borrowed money other than the Facilities, the Senior Notes, indebtedness contemplated by the Acquisition Agreement, any Convertible Notes that are not tendered and accepted for purchase under an offer to purchase and related consent solicitation made by the Target, and other indebtedness permitted by Section 8.2 and reflected in the Pro Forma Financial Statements.

(c)                                  Pro Forma Financial Statements; Financial Statements.  The Joint Lead Arrangers shall have received, (i) the financial statements described in Section 5.1(a), (ii) the financial statements described in Section 5.1(b)(i), (iii) the financial statements described in Section 5.1(b)(ii), and (iv) forecasts of the consolidated financial performance of Holdings and its Subsidiaries, (x) on an annual basis, through December 31, 2018 and (y) on a quarterly basis, through December 31, 2012.

(d)                                 Lien Searches.  The Administrative Agent shall have received the results of a recent lien search in the jurisdiction where each Loan Party is organized.

(e)                                  Fees.  The Borrower and its Subsidiaries shall have complied with all of their obligations under, and the terms of, the Fee Letter.  The Joint Lead Arrangers and the Agents shall have received all reasonable and documented out-of-pocket costs and expenses required to be paid and all accrued all reasonable and documented out-of-pocket costs and expenses required to be paid, including without limitation, the reasonable and invoiced fees and disbursements of one primary counsel (and one local counsel in each applicable jurisdiction, if required).

(f)                                   Closing Certificate.  The Administrative Agent shall have received a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit F, with appropriate insertions and attachments including the certificate of incorporation or certificate of formation, as applicable, of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party.

(g)                                  Legal Opinions.  The Administrative Agent shall have received the legal opinions of (i) Weil, Gotshal & Manges LLP, counsel to Holdings and its Subsidiaries, substantially in the form of Exhibit G-1, (ii) Squires, Sanders & Dempsey (US) LLP, Ohio counsel to Holdings and its Subsidiaries, substantially in the form of Exhibit G-2 and (iii) General Counsel of the Borrower, substantially in the form of Exhibit G-3.  Such legal opinions shall be addressed to the Agents and the Lenders and shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require that are customary for transactions of this kind.

(h)                                 Pledged Equity Interests; Stock Powers; Pledged Notes.  The Collateral Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, if applicable, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

(i)                                     Filings, Registrations and Recordings.  Each Uniform Commercial Code financing statement required by the Security Documents to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 8.3), shall be in proper form for filing, registration or recordation.

(j)                                    Patriot Act, Etc.  The Administrative Agent shall have received, with respect to such documents and other information requested in writing at least 5 business days prior to the Closing

Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

(k)                                 Solvency Certificate.  The Administrative Agent shall have received a certificate, in the form of Exhibit H, from a senior financial officer of Holdings or the Borrower certifying that Holdings and its subsidiaries, on a consolidated basis after giving effect to the Transactions and the other transactions contemplated hereby are solvent.

(l)                                     Insurance.  The Administrative Agent shall have received insurance certificates satisfying the requirements of Section 5.3 of the Guarantee and Collateral Agreement.

(m)                             Closing Date Material Adverse Effect.  Except as set forth on Section 3.1(q) of the Company Disclosure Schedule (as defined in the Acquisition Agreement) (it being understood that the information disclosed in one subsection of the Company Disclosure Schedule shall be deemed to be included in each other subsection of the Company Disclosure Schedule with respect to which the relevance of such information thereto would be reasonably apparent) or as disclosed in the Company SEC Documents (as defined in the Acquisition Agreement) filed by the Target with, or furnished by the Target to, the Securities and Exchange Commission since March, 16, 2009 and at least two Business Days (as defined in the Acquisition Agreement) prior to May 4, 2011, and publicly available as of May 4, 2011 (excluding any cautionary, predictive or forward-looking statements set forth in any section of such Company SEC Documents, including any statements in any section captioned “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements”), and subject to the limitation set forth in subsection (x) of Section 3.1 of the Acquisition Agreement, since January 1, 2011 there shall not have been any change, circumstance or event which, individually or in the aggregate, has had, or would reasonably be expected to have, a Closing Date Material Adverse Effect on the Target, regardless of whether such change, event, occurrence, state of fact or development arose out of facts or circumstances known by any of the parties to the Acquisition Agreement.  Since May 4, 2011, there shall not have been an effect, change, event or occurrence that has had or would reasonably be expected to have a Closing Date Material Adverse Effect on the Target.

(n)                                 Representations and Warranties.  Each of the representations and warranties made by any Loan Party in or pursuant to 5.3(a) and (b) (only as it relates to the entering into and performance of the Loan Documents), 5.4 (only as it relates to the authorization, execution and delivery and the enforceability of the Loan Documents), 5.5 (only as it relates to no violation of the Organizational Documents of any Loan Party or any Requirement of Law), 5.11, 5.14, 5.16, 5.19, 5.20, 5.21 and 5.24 shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specific date).

(o)                                 Acquisition Agreement Representations and Warranties.  Each of the representations and warranties made by the Target in the Acquisition Agreement that are material to the interests of the Lenders shall be true and correct as of such date as if made on and as of such date (except to the extent made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specific date), but only to the extent the Borrower or one of its Subsidiaries has the right to terminate its obligations under the Acquisition Agreement as a result of a breach or inaccuracy of any such representation or warranty in the Acquisition Agreement.

(p)                                 Notices.  The Borrower shall have delivered to the Administrative Agent the notice of borrowing for such extension of credit in accordance with this Agreement.

Notwithstanding anything to the contrary contained above in this Section 6.1, to the extent any Collateral is not provided (or any related required actions under this Section 6.1 are not taken) on the Closing Date after the Loan Parties’ use of commercially reasonable efforts to do so, the delivery of such Collateral (and the taking of the related required actions) shall not constitute a condition precedent to the extensions of credit under this Agreement on the Closing Date but shall instead be required to be delivered (or taken) after the Closing Date in accordance with the requirements of Section 7.10, except that (A) with respect to the perfection of security interests in UCC Filing Collateral, Holdings and the Borrower shall be obligated to deliver or cause to be delivered necessary Uniform Commercial Code financing statements to the Collateral Agent in proper form for filing and to irrevocably authorize and to cause the applicable Loan Parties to irrevocably authorize, the Collateral Agent to file necessary Uniform Commercial Code financing statements and (B) with respect to perfection of security interests in Stock Certificates of the Borrower and its Domestic Subsidiaries, Holdings and the Borrower shall be obligated to deliver to the Collateral Agent such Stock Certificates together with undated stock powers in blank.

6.2                               Conditions to Each Extension of Credit After the Closing Date.  The agreement of each Lender to make any extension of credit (other than the amendment, modification, renewal or extension of a Letter of Credit which does not increase the face amount of such Letter of Credit) requested to be made by it on any date after the Closing Date is subject to the satisfaction of the following conditions precedent:

(a)                                 Representations and Warranties.  Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specific date).

(b)                                 No Default.  No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

(c)                                  Notices.  The Borrower shall have delivered to the Administrative Agent and, if applicable, the Issuing Lender or the Swingline Lender, the notice of borrowing or Application, as the case may be, for such extension of credit in accordance with this Agreement.

Each borrowing by and issuance of a Letter of Credit (other than the amendment, modification, renewal or extension of a Letter of Credit which does not increase the face amount of such Letter of Credit) on behalf of the Borrower hereunder after the Closing Date shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 6.2 have been satisfied.

SECTION 7.  AFFIRMATIVE COVENANTS

The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding, or any Loan or other amount is owing to any Lender or Agent hereunder (other than Unasserted Contingent Obligations, Letters of Credit that have been Cash Collateralized and any amount owing under Specified Hedge Agreements and Specified Cash Management Agreements), Holdings shall and shall cause each of its Subsidiaries to:

7.1                               Financial Statements.  Furnish to the Administrative Agent and each Lender:

(a)                                 as soon as available, but in any event within (x) one hundred and twenty (120) days after the end of the fiscal year ending on December 31, 2011 and (y) ninety (90) days after the end of each fiscal year of Holdings, beginning with the fiscal year ending on December 31, 2012, (i) a copy of the audited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income or operations, members’ equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young LLP or other independent certified public accountants of nationally recognized standing and (ii) a narrative report and management’s discussion and analysis of the financial condition and results of operations of Holdings for such fiscal year, as compared to amounts for the previous fiscal year and budgeted amounts;

(b)                                 as soon as available, but in any event within (x) sixty (60) days after the end of each of the first three quarterly periods of each fiscal year of Holdings, for any such quarter ending prior to December 31, 2012 and (y) forty-five (45) days after the end of each of the first three quarterly periods of each fiscal year of Holdings, for any such quarter ending after December 31, 2012, (i) the unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income or operations, and cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of Holdings as fairly presenting in all material respects the financial condition, results of operation, and cash flows of Holdings in accordance with GAAP applied consistently throughout the periods reflected therein (subject to normal year-end audit adjustments and the absence of footnotes) and (ii) a narrative report and management’s discussion and analysis of the financial condition and results of operations for such fiscal quarter and the then elapsed portion of the fiscal year, as compared to the comparable periods in the previous fiscal year and budgeted amounts; and

(c)                                  at such time as reasonably determined by the Administrative Agent in consultation with the Borrower, after the financial statements of Holdings and its consolidated Subsidiaries are required to be delivered pursuant to Sections 7.1(a) and 7.1(b), the Borrower shall participate in a conference call during normal business hours to discuss results of operations of Holdings and its consolidated Subsidiaries with the Lenders.

Documents required to be delivered pursuant to Section 7.1(a) or (b) or Section 7.2(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at www.incresearch.com (or such other website specified by the Borrower to the Administrative Agent from time to time); or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that, (x) to the extent the Administrative Agent so requests, the Borrower shall deliver paper copies of such documents to the Administrative Agent until a written request to cease delivering paper copies is given by the Administrative Agent and (y) the Borrower shall notify the Administrative Agent (by facsimile or electronic mail) of the posting of any such documents.  The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to herein, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Notwithstanding the foregoing, if (i) Holdings’ financial statements are consolidated with its direct or indirect parent’ financial statements or (ii) any direct or indirect parent of Holdings is subject to periodic reporting requirements of the Exchange Act and Holdings is not, then the requirement to deliver consolidated financial statements of Holdings and its Subsidiaries pursuant to Sections 7.1(a) and 7.1(b) and the related narrative discussion and analysis and opinion of an independent certified public accountant, as applicable, may be satisfied by delivering consolidated financial statements of such direct or indirect parent of Holdings accompanied by a schedule showing, in reasonable detail, consolidating adjustments, if any, attributable solely to such direct or indirect parent and any of its subsidiaries that are not Holdings or any of its Subsidiaries, and the related narrative discussion and analysis and opinion of an independent certified public accountant, as applicable, of such direct or indirect parent; provided that any such opinion of an independent certified public accountant shall otherwise meet the requirements of Section 7.1(a)(i) above and shall relate solely to Holdings, its Subsidiaries, and such direct or indirect parent (as applicable) but, in the case of such indirect parent, only if such indirect parent has no direct or indirect Subsidiaries other than (i) the direct parent of Holdings, Holdings and its Subsidiaries and (ii) any intermediate parent that itself has no direct or indirect Subsidiaries other than the direct parent of Holdings, Holdings and its Subsidiaries and one or more other intermediate parents that meet the requirements of this clause (ii).

7.2                               Certificates; Other Information.  Furnish to the Administrative Agent and the Collateral Agent (as applicable):

(a)                                 concurrently with the delivery of any financial statements pursuant to Section 7.1(a) or (b), (i) a certificate of a Responsible Officer of the Borrower certifying that no Default or Event of Default has occurred and is continuing except as specified in such certificate, (ii) to the extent not previously disclosed and delivered to the Administrative Agent and the Collateral Agent, a listing of any Intellectual Property which is the subject of a United States federal registration or federal application (including Intellectual Property included in the Collateral which was theretofore unregistered and becomes the subject of a United States federal registration or federal application) acquired by any Loan Party since the date of the most recent list delivered pursuant to this clause (ii) (or, in the case of the first such list so delivered, since the Closing Date), and, at the request of the Administrative Agent, promptly deliver to the Collateral Agent an Intellectual Property Security Agreement suitable for recordation in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or such other instrument in form and substance reasonably acceptable to the Administrative Agent, and undertake the filing of any instruments or statements as shall be reasonably necessary to create, record, preserve, protect or perfect the Collateral Agent’s security interest in such Intellectual Property and (iii) a Compliance Certificate containing all information and calculations necessary for determining compliance by each Group Member with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be and, if applicable, for determining the Applicable Margins and Commitment Fee Rate;

(b)                                 as soon as available, and in any event no later than ninety (90) days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the following fiscal year shown on a quarterly basis (including a projected consolidated balance sheet of Holdings and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a description of the underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer of Holdings stating that such Projections are based on reasonable estimates, information and assumptions at the time prepared;

(c)                                  promptly after the same are filed, copies of all annual, regular or periodic and special reports and registration statements which the Loan Parties may file or be required to file with the SEC and not otherwise required to be delivered to the Administrative Agent pursuant hereto; and

(d)                                 promptly, such additional financial and other information regarding the business, financial or corporate affairs of Holdings or any of its Subsidiaries as the Administrative Agent may from time to time reasonably request, including, without limitation, other information with respect to the Patriot Act.

7.3                               Payment of Taxes.  Pay all Taxes, assessments, fees or other charges imposed on it or any of its property by any Governmental Authority before they become delinquent, except (a) where the amount or validity thereof is currently being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Group Member or (b) where the failure to pay could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

7.4                               Maintenance of Existence; Compliance.

(a)                                 (i)  Preserve, renew and keep in full force and effect its organizational existence except as permitted hereunder and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, including, without limitation, all necessary Governmental Authorizations, except, in each case, as otherwise permitted by Section 8.4 and except, in the case of clause (i) above solely with respect to Holdings or any Subsidiary of the Borrower, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and

(b)                                 comply with all Organizational Documents and Requirements of Law (including, without limitation, and as applicable, ERISA and the Code) except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

7.5                               Maintenance of Property; Insurance.  (a) Except as permitted by Section 8.5, keep all material Property useful and necessary in its business in good working order and condition, subject to casualty, condemnation, ordinary wear and tear and obsolescence, and (b) maintain insurance with financially sound and reputable insurance companies on all its Property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business.  The Borrower will furnish to the Administrative Agent, upon its reasonable request, information in reasonable detail as to the insurance so maintained.  If any improvement located on any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Borrower shall, or shall cause each Loan Party to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent.

7.6                               Inspection of Property; Books and Records; Discussions.  Keep proper books of records and account in which full, true and correct entries in conformity with GAAP shall be made of all material dealings and transactions in relation to its business and activities and (b) permit representatives of the Administrative Agent who may be accompanied by any Lender to visit and inspect any of its properties (which inspection shall not include any invasive sampling of the Environment) and examine and make abstracts from any of its books and records at any reasonable time during normal business hours and upon reasonable advance notice to the Borrower and to discuss the business, operations, properties and financial and other condition of the Group Members with the officers of the Group Members and with their independent certified public accountants (provided that the Borrower or its Subsidiaries may, at their option, have one or more employees or representatives present at any discussion with such accountants); provided that, unless an Event of Default has occurred and is continuing, only one (1) such visit in any calendar year shall be permitted and such visit shall be at the Borrower’s expense.

7.7                               Notices.  Promptly give notice to the Administrative Agent of:

(a)                                 the occurrence of any Default or Event of Default;

(b)                                 any (i) default or event of default under any Contractual Obligation of any Group Member that could reasonably be expected to have a Material Adverse Effect or (ii) litigation, investigation or proceeding that may exist at any time between any Group Member and any Governmental Authority, which could reasonably be expected to have a Material Adverse Effect;

(c)                                  the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit, litigation or proceeding, whether at law or in equity by or before any Governmental Authority (i) which could reasonably be expected to have a Material Adverse Effect or (ii) which relates to any Loan Document;

(d)                                 the following events, as soon as possible and in any event within thirty (30) days after a Responsible Officer of the Borrower obtains actual knowledge thereof, except to the extent as such events could not reasonably be expected to have a Material Adverse Effect: (i) the occurrence of any Reportable Event with respect to any Single Employer Plan, a failure to make any required contribution to any Single Employer Plan or Multiemployer Plan, the creation of any Lien against the Borrower or any Commonly Controlled Entity in favor of the PBGC or a Single Employer Plan or Multiemployer Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Single Employer Plan or Multiemployer Plan; and

(e)                                  any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 7.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action, if any, the Borrower or the relevant Subsidiary proposes to take with respect thereto.

7.8                               Environmental Laws.

(a)                                 Comply with, and use commercially reasonable efforts to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply with and maintain, and use commercially reasonable efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except, in each case, to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b)                                 Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws to address Materials of Environmental Concern, and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

7.9                               Interest Rate Protection.  Within ninety (90) days after the Closing Date (or such later date as the Administrative Agent may agree), enter into, and thereafter maintain for a period of not less than thirty (30) months after the Closing Date, Hedge Agreements to the extent necessary to provide that at least 50% of the aggregate principal amount of the Term Loans is subject to either a fixed interest rate or interest rate protection.

7.10                        Post-Closing; Additional Collateral, etc.

(a)                                 With respect to any property acquired after the Closing Date by any Group Member (other than (x) any property described in paragraph (b), (c), (d) or (e) below, (y) property acquired by any Group Member that is not a Loan Party and (z) property that is not required to become subject to Liens in favor of the Collateral Agent pursuant to the Loan Documents) as to which the Collateral Agent, for the benefit of the Secured Parties, does not have a perfected Lien, promptly (but in any event within 60 days following such acquisition or such later date as the Collateral Agent may agree) (i) execute and deliver to the Collateral Agent such amendments to the applicable Security Document or such other documents as the Collateral Agent deems reasonably necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in such property, and (ii) take all actions reasonably necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in such property, subject only to Liens permitted by Section 8.3, including, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the applicable Security Document or by law and, in the case of Intellectual Property subject to a United States federal registration or federal application, the delivery for filing of an Intellectual Property Security Agreement suitable for recordation in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or such other instrument in form and substance reasonably acceptable to the Collateral Agent, or as may be reasonably requested by the Collateral Agent.

(b)                                 With respect to any fee interest in any real property having a value (together with improvements thereof) of at least $2,000,000 owned or acquired after the Closing Date by any Group Member (other than (x) any such real property subject to a Lien expressly permitted by Section 8.3(g) and (y) real property acquired by a Group Member that is not a Loan Party), promptly (but in any event within 90 days or such later date as the Collateral Agent may agree) (i) execute and deliver a first priority Mortgage subject to Liens permitted under Section 8.3 hereof, in favor of the Collateral Agent, for the benefit of the Secured Parties, covering such real property, (ii) provide the Secured Parties with a policy of title insurance (or marked up title insurance commitment having the effect of a policy of title insurance) covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably acceptable to the Collateral Agent; provided that in jurisdictions that impose mortgage recording taxes, the Security Documents shall not secure indebtedness in an amount exceeding 105% of the fair market value of the Mortgaged Property, as reasonably determined in good faith by the Loan Parties and reasonably acceptable to Collateral Agent), as well as a Survey or any existing survey in lieu thereof, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent, (iii) deliver to the Collateral Agent legal opinions relating to, among other things, the enforceability, due authorization, execution and delivery of the applicable Mortgage, which opinions shall be in customary form and substance reasonably satisfactory to the Collateral Agent and (iv) deliver to the Administrative Agent a “Life-of-Loan” Federal Emergency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto), and if such Mortgaged Property is located in a special flood hazard area, evidence of flood insurance confirming that such insurance has been obtained and any and all other documents as the Collateral Agent may reasonably request, in each case, in form and substance reasonably satisfactory to the Collateral Agent.

(c)                                  With respect to any new Subsidiary (other than a Foreign Subsidiary, Disregarded Domestic Person, Domestic Subsidiary that is a direct or indirect subsidiary of a Foreign Subsidiary or an Immaterial Subsidiary) created or acquired after the Closing Date by any Group Member (except that, for the purposes of this paragraph (c), the term Subsidiary shall include any existing Subsidiary that ceases to be a Foreign Subsidiary, Disregarded Domestic Person, Domestic Subsidiary that is a direct or indirect subsidiary of a Foreign Subsidiary or an Immaterial Subsidiary), promptly (but in any event within 60 days or such later date as the Collateral Agent may agree) (i) execute and deliver to the Collateral Agent such

Security Documents as the Collateral Agent deems reasonably necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by any Loan Party, (ii) deliver to the Collateral Agent the certificates, if any, representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, (iii) cause such new Subsidiary (A) to become a party to the applicable Security Documents, (B) to take such actions reasonably necessary or advisable to grant to the Collateral Agent for the benefit of the Secured Parties a perfected first priority security interest (subject to Liens permitted by Section 8.3 hereof) in all or substantially all, or any portion of the property of such new Subsidiary that is required to become subject to a Lien in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Loan Documents as the Collateral Agent shall determine, in its reasonable discretion, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Collateral Agent and (C) deliver to the Collateral Agent a certificate of such Subsidiary, substantially in the form of Exhibit F, with appropriate insertions and attachments, and (iv) if reasonably requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in customary form and substance; provided that such opinions will only be given as to Subsidiaries other than Immaterial Subsidiaries.

(d)                                 With respect to any new “first-tier” Foreign Subsidiary created or acquired after the Closing Date (other than any Foreign Subsidiary (i) excluded pursuant to Section 7.10(f) or (ii) that is an Immaterial Subsidiary) by any Loan Party, promptly (but in any event within 60 days or such later date as the Collateral Agent may agree) (A) execute and deliver to the Collateral Agent such Security Documents as the Collateral Agent deems reasonably necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by any such Loan Party (provided that in no event shall more than 65% of the total outstanding voting Capital Stock of any such new Subsidiary be required to be so pledged) and (B) deliver to the Collateral Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, as the case may be, and take such other action as may be reasonably necessary or, in the opinion of the Collateral Agent, desirable to perfect the Collateral Agent’s security interest therein.

(e)                                  Within 60 days after the Closing Date (or such later date as the Collateral Agent may agree), the Collateral Agent shall have received executed Intellectual Property Security Agreements.

(f)                                   Notwithstanding anything to the contrary in this Section 7.10, (x) paragraphs (a), (b), (c), (d) and (e) of this Section 7.10 shall not apply to (i) any property, new Subsidiary or Capital Stock of a “first-tier” Foreign Subsidiary created or acquired after the Closing Date, as applicable, as to which the Administrative Agent and the Borrower have reasonably determined that (A) the collateral value thereof is insufficient to justify the cost, burden or consequences (including adverse tax consequences) of obtaining a perfected security interest therein, (B) under the law of such Foreign Subsidiary’s jurisdiction of formation, it is unlikely that the Collateral Agent would have the ability to enforce such security interest if granted or (C) such security interest would violate any applicable law; (ii) any property which is otherwise excluded or excepted under the Guarantee and Collateral Agreement or any corresponding section of any Security Document; or (iii) any Excluded Assets; and (y) no foreign law security or pledge agreements will be required.

7.11                        Further Assurances.  From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Administrative Agent or the Collateral Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or of more fully perfecting or renewing the rights of the Administrative Agent, the Collateral Agent and the Secured Parties with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Borrower or any other Loan Party which may be deemed to be part of the Collateral) pursuant hereto or thereto.  Upon the reasonable exercise by the Administrative Agent, the Collateral Agent or any Secured Party of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording qualification or authorization of any Governmental Authority, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent, the Collateral Agent or such Secured Party may be reasonably required to obtain from the Borrower or any of its Subsidiaries for such governmental consent, approval, recording, qualification or authorization.

7.12                        Rated Credit Facility; Corporate Ratings.  Use commercially reasonable efforts to (a) cause the Facilities to be continuously rated by S&P and Moody’s and (b) cause the Borrower to continuously receive a public Corporate Family Rating and Corporate Rating (it being acknowledged and agreed, in each case, that no minimum ratings shall be required).

7.13                        Use of Proceeds.  The Borrower shall use the proceeds of the Loans, together with the proceeds of the Swingline Loans and the Letters of Credit, solely as set forth in Section 5.16.

7.14                        Designation of Subsidiaries.  The Borrower shall be permitted to designate an existing or subsequently acquired or organized Subsidiary as an Unrestricted Subsidiary after the Closing Date, by written notice to the Administrative Agent, so long as (a) no Default has occurred and is continuing or would result therefrom, (b) immediately after giving effect to such designation, the Borrower shall be in compliance on a pro forma basis with Section ~~8.1,~~8.1 (whether or not currently in effect), such compliance to be determined on the basis of the financial information most recently delivered to Administrative Agent by the Borrower pursuant to Section 7.1, (c) such Unrestricted Subsidiary shall be capitalized (to the extent capitalized by the Borrower or any of its Subsidiaries) through Investments as permitted by, and in compliance with, Section 8.7, (d) without duplication of clause (c), any assets owned by such Unrestricted Subsidiary at the time of the initial designation thereof shall be treated as Investments pursuant to Section 8.7, and (e) the Borrower shall have delivered to the Administrative Agent an officer’s certificate executed by a Responsible Officer of the Borrower, certifying compliance with the requirements of preceding clauses (a) through (d), and containing the calculations and information required by the preceding clause (b).  The Borrower may designate any Unrestricted Subsidiary to be a Subsidiary for purposes of this Agreement (each, a “Subsidiary Redesignation”); provided that (i) no Default has occurred and is continuing or would result therefrom, (ii) immediately after giving effect to such Subsidiary Redesignation, the Borrower shall be in compliance on a pro forma basis with Section ~~8.1,~~8.1 (whether or not currently in effect), such compliance to be determined on the basis of the financial information most recently delivered to Administrative Agent by the Borrower pursuant to Section 7.1, (iii) the representations and warranties set forth in Article 5 and in the other Loan Documents shall be true and correct in all material respects immediately after giving effect to such Subsidiary Redesignation, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranties shall have been true and correct in all material respects as of such earlier date, and (iv) the Borrower shall have delivered to the Administrative Agent an officer’s certificate executed by a Responsible Officer of the Borrower, certifying compliance with the requirements of preceding clauses (i) through (iii), and containing the calculations and information required by the preceding clause (ii); provided, further, that no Unrestricted Subsidiary that has been designated as a Subsidiary pursuant to a Subsidiary Redesignation may again be designated as an Unrestricted Subsidiary.

SECTION 8.  NEGATIVE COVENANTS

Holdings and the Borrower hereby agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or Agent hereunder (other than Unasserted Contingent Obligations, Letters of Credit that have been Cash Collateralized and any amount owing under Specified Hedge Agreements or any Specified Cash Management Agreements), Holdings shall not, and shall not permit any of its Subsidiaries to:

8.1                               Financial Condition Covenant.  ~~Permit~~Except with the written consent of the Majority Facility Lenders with respect to the Revolving Facility, the Borrower will not permit the Secured Leverage Ratio as ~~at~~of the last day of any period of four (4) consecutive fiscal quarters of the Borrower ~~ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter ending on the following dates:~~to exceed 4.0 to 1.0; provided that this Section 8.1 shall be in effect (and shall only be in effect) when the sum of (A) the aggregate principal amount of Revolving Loans and Swingline Loans and (B) Letters of Credit (but excluding all Letters of Credit that are Cash Collateralized), in each case, outstanding as of the last day of such period, is greater than 25% of the Revolving Commitments.

~~Fiscal Quarter~~	~~Secured Leverage Ratio~~
~~December 31, 2012~~	~~3.75 to 1.00~~
~~March 31, 2013~~	~~3.50 to 1.00~~
~~June 30, 2013~~	~~3.50 to 1.00~~
~~September 30, 2013~~	~~3.25 to 1.00~~
~~December 31, 2013~~	~~3.25 to 1.00~~
~~March 31, 2014~~	~~3.25 to 1.00~~
~~June 30, 2014~~	~~3.00 to 1.00~~
~~September 30, 2014~~	~~3.00 to 1.00~~
~~December 31, 2014~~	~~3.00 to 1.00~~
~~March 31, 2015~~	~~2.75 to 1.00~~
~~June 30, 2015~~	~~2.75 to 1.00~~
~~September 30, 2015~~	~~2.75 to 1.00~~
~~December 31, 2015~~	~~2.50 to 1.00~~
~~March 31, 2016~~	~~2.50 to 1.00~~
~~June 30, 2016~~	~~2.50 to 1.00~~
~~September 30, 2016~~	~~2.50 to 1.00~~
~~December 31, 2016~~	~~2.50 to 1.00~~
~~March 31, 2017~~	~~2.50 to 1.00~~
~~June 30, 2017~~	~~2.50 to 1.00~~
~~September 30, 2017~~	~~2.50 to 1.00~~
~~December 31, 2017~~	~~2.50 to 1.00~~
~~March 31, 2018~~	~~2.50 to 1.00~~
~~June 30, 2018~~	~~2.50 to 1.00~~

8.2                               Indebtedness.  Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

(a)                                 Indebtedness of any Loan Party pursuant to any Loan Document;

(b)                                 unsecured Indebtedness of (i) any Loan Party owed to any other Loan Party; (ii) any Loan Party owed to any Group Member; (iii) any Group Member that is not a Loan Party owed to any other Group Member that is not a Loan Party; and (iv) subject to Section 8.7(g), any Group Member that is not a Loan Party owed to a Loan Party; provided that (x) in the case of clauses (i) and (iv), any such Indebtedness is evidenced by, and subject to the provisions of, an intercompany note, which shall be in a form reasonably satisfactory to the Administrative Agent, and (y) in the case of any such Indebtedness of a Loan Party owed to a Group Member that is not a Loan Party, such Indebtedness shall be subordinated in right of payment to the Obligations on terms reasonably satisfactory to the Administrative Agent;

(c)                                  Guarantee Obligations incurred in the ordinary course of business by (i) any Group Member that is a Loan Party of obligations of any other Loan Party and, subject to Section 8.7(g), of any Group Member that is not a Loan Party and (ii) any Group Member that is not a Loan Party of obligations of any Loan Party or any other Group Member;

(d)                                 Indebtedness outstanding on the date hereof and listed on Schedule 8.2 and any Permitted Refinancing thereof;

(e)                                  Indebtedness (including, without limitation, Capital Lease Obligations) of the Borrower or any Subsidiary secured by Liens permitted by Section 8.3(g), and any Permitted Refinancing thereof, in an aggregate principal amount not to exceed $20,000,000 at any one time outstanding;

(f)                                   Hedge Agreements permitted under Section 8.11;

(g)                                  Indebtedness of the Borrower or any Subsidiary in respect of performance, bid, surety, indemnity, appeal bonds, completion guarantees and other obligations of like nature and guarantees and/or obligations as an account party in respect of the face amount of letters of credit in respect thereof, in each case securing obligations not constituting Indebtedness for borrowed money (including worker’s compensation claims, environmental remediation and other environmental matters and obligations in connection with insurance or similar requirements) provided in the ordinary course of business;

(h)                                 Indebtedness arising from the endorsement of instruments in the ordinary course of business;

(i)                                     Indebtedness of a Person existing at the time such Person became a Subsidiary of any Loan Party (such Person, an “Acquired Person”), together with all Indebtedness assumed by the Borrower or any of its Subsidiaries in connection with any acquisition permitted under Section 8.7, but only to the extent that (i) such Indebtedness was not created or incurred in contemplation of such Person becoming a Subsidiary of such Loan Party or such acquisition, (ii) any Liens securing such Indebtedness attach only to the assets of the Acquired Person and (iii) the Consolidated Leverage Ratio, after giving pro forma effect to the acquisition, does not exceed 5.75 to 1.00;

(j)                                    Junior Indebtedness of the Borrower or any of its Subsidiary Guarantors; provided that the Consolidated Leverage Ratio, after giving pro forma effect thereto does not exceed 5.75 to 1.00;

(k)                                 Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within ten (10) Business Days of incurrence;

(l)                                     Indebtedness of Holdings or any Subsidiary that may be deemed to exist in connection with agreements providing for indemnification, purchase price adjustments, Earn-Out Obligations and similar obligations in connection with investments, acquisitions or sales of assets and/or businesses;

(m)                             Indebtedness under the Senior Notes and Senior Notes Documents in an aggregate principal amount not to exceed $300,000,000 and any Permitted Refinancing thereof;

(n)                                 Indebtedness arising from judgments or decrees not constituting an Event of Default under Section 9.1(h);

(o)                                 Guarantee Obligations incurred by any Loan Party in respect of Indebtedness otherwise permitted by this Section 8.2;

(p)                                 other Indebtedness of the Borrower or any of its Subsidiary Guarantors in an aggregate principal amount (for the Borrower and all Subsidiary Guarantors) not in excess of $15,000,000 at any time outstanding;

(q)                                 Indebtedness of Foreign Subsidiaries and Subsidiaries of the Borrower that are not Loan Parties not in excess of $20,000,000 at any time outstanding;

(r)                                    Indebtedness representing deferred compensation to future, present or former employees, officers, directors or consultants of Holdings, the Borrower or any Subsidiary;

(s)                                   Indebtedness consisting of promissory notes issued by any Loan Party to current or former officers, directors, employees or consultants of any Group Member (or any spouses, successors, administrators, heirs or legatees of any of the foregoing) to finance the purchase or redemption of Capital Stock permitted by Section 8.6(d);

(t)                                    Indebtedness consisting of the financing of insurance premiums in the ordinary course of business;

(u)                                 any Indebtedness of any Group Member that is not a Loan Party owing to another Group Member that is not a Loan Party under any Cash Pool Obligation; ~~and~~

(v)                                 Indebtedness in respect of overdraft facilities, foreign exchange facilities, payment facilities, cash management obligations and similar obligations incurred in the ordinary course of business; and

(w)                               Attributable Receivables Indebtedness incurred pursuant to Permitted Receivables Facilities not in excess of $100,000,000 at any time outstanding.

8.3                               Liens.  Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except for:

(a)                                 Liens for Taxes, assessments or governmental charges or levies (i) that are not overdue for a period of more than 30 days, (ii) that are being contested in good faith by appropriate proceedings that stay the enforcement of such claim; provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP, (iii) that arise from government allowed payment plans providing for payment of Taxes over a period of time not to exceed one year that stay the enforcement of such Lien and for which adequate reserves have been established in accordance with GAAP, or (iv) that are immaterial amounts;

(b)                                 Liens imposed by law, including, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than sixty (60) days (or, if more than sixty (60) days overdue, no action has been taken to enforce such Lien) or that are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture and sale of the property or assets subject to any such Lien;

(c)                                  pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, or letters of credit or guarantees issued in respect thereof, other than any Lien imposed by ERISA with respect to a Single Employer Plan or Multiemployer Plan;

(d)                                 pledges or deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business or letters of credit or guarantees issued in respect thereof;

(e)                                  easements, zoning restrictions, rights-of-way, restrictions, covenants, licenses, encroachments, protrusions and other similar encumbrances incurred in the ordinary course of business, and minor title deficiencies, in each case that do not in any case individually or in the aggregate materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

(f)                                   Liens in existence on the date hereof listed on Schedule 8.3 and any renewals or extensions of any of the foregoing; provided that no such Lien is spread to cover any additional property after the Closing Date (other than improvements thereon) and the Indebtedness secured thereby is permitted by Section 8.2(d);

(g)                                  Liens securing Indebtedness of the Borrower or any Subsidiary incurred pursuant to Section 8.2(e) to finance the acquisition of fixed or capital assets; provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the amount of Indebtedness secured thereby is not increased other than as permitted by Section 8.2(e);

(h)                                 Liens created pursuant to the Security Documents or any other Loan Document;

(i)                                     Liens approved by Collateral Agent appearing on the policies of title insurance being issued in connection with any Mortgages;

(j)                                    any interest or title of a lessor under any lease entered into by the Borrower or any Subsidiary in the ordinary course of its business and covering only the assets so leased;

(k)                                 licenses, leases or subleases granted to third parties or Group Members in the ordinary course of business which, individually or in the aggregate, do not (i) materially impair the use (for its intended purposes) or the value of the property subject thereto or (ii) materially interfere with the ordinary course of business of the Borrower or any of its Subsidiaries;

(l)                                     Liens securing judgments not constituting an Event of Default under Section 9.1(h) or securing appeal or other surety bonds related to such judgments;

(m)                             the filing of UCC financing statements solely as a precautionary measure in connection with operating leases and consignment arrangements;

(n)                                 Liens existing on property acquired by the Borrower or any Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed) and any modification, replacement, renewal or extension thereof; provided that (i) such Lien is not created in contemplation of such acquisition, (ii) such Lien does not extend to any other property of any Group

Member not subject to such Lien at the time of acquisition (other than improvements thereon) and (iii) the Indebtedness secured by such Liens is permitted by Section 8.2(i);

(o)                                 (i) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by any Group Member, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that, unless such Liens are nonconsensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness, and (ii) Liens of a collection bank arising under Section 4-210 of the UCC on items in the course of collection;

(p)                                 Liens in favor of customs and revenue authorities arising as a matter of law and in the ordinary course of business to secure payment of customs duties in connection with the importation of goods;

(q)                                 statutory and common law landlords’ liens under leases to which the Borrower or any of its Subsidiaries is a party;

(r)                                    Liens on assets of Foreign Subsidiaries and Subsidiaries of the Borrower that are not Loan Parties securing indebtedness of such Subsidiaries to the extent the Indebtedness secured thereby is permitted under Section 8.2;

(s)                                   Liens not otherwise permitted by this Section so long as the aggregate outstanding principal amount of the obligations secured thereby do not exceed $15,000,000 at any one time;

(t)                                    Liens arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers or Indebtedness permitted under Section 8.2(v);

(u)                                 Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by any Group Member in the ordinary course of business;

(v)                                 licenses of Intellectual Property granted by any Group Member in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of the Group Members;

(w)                               Liens (i) on deposits of cash or Cash Equivalents in favor of the seller of any property to be acquired in any Permitted Acquisition or any other Investment permitted by this Agreement to be applied against the purchase price for such Permitted Acquisition or Investment, (ii) consisting of an agreement to dispose of any property in a permitted Disposition and (iii) earnest money deposits of cash or Cash Equivalents made by any Group Member in connection with any letter of intent or purchase agreement permitted hereunder; ~~and~~

(x)                                 Liens on cash on deposit in an escrow arrangement reasonably satisfactory to MSSF for the Convertible Notes pending maturity thereof; and

(y)                                 Liens on Receivables and Permitted Receivables Facility Assets in connection with Permitted Receivables Facilities permitted by Section 8.2(w).

8.4                               Fundamental Changes.  Merge into, amalgamate or consolidate with any Person, or permit any other Person to merge into, amalgamate or consolidate with it, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of, all or substantially all of its property or business, except that:

(a)                                 any Subsidiary of the Borrower may be merged, consolidated or be amalgamated (i) with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation), (ii) with or into any other Subsidiary of the Borrower (provided that if only one party to such transaction is a Subsidiary Guarantor, the Subsidiary Guarantor shall be the continuing or surviving corporation) or (iii) subject to Section 8.7(g), with or into any other Group Member;

(b)                                 any Subsidiary of the Borrower may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any Subsidiary Guarantor or, subject to Section 8.7(g) (to the extent applicable), any other Group Member;

(c)                                  any Subsidiary that is not a Loan Party may (i) merge, consolidate  or otherwise combine (including via contribution or sale) with or into any Subsidiary that is not a Loan Party or (ii) dispose of all or substantially all of its assets (including any Disposition that is in the nature of a voluntary liquidation) to (x) another Subsidiary that is not a Loan Party or (y) to a Loan Party;

(d)                                 any Subsidiary may enter into any merger, consolidation or similar transaction with another Person to effect a transaction permitted under Section 8.7;

(e)                                  transactions permitted under Section 8.5 shall be permitted; and

(f)                                   any Subsidiary of the Borrower may dissolve, liquidate or wind up its affairs at any time; provided that such dissolution, liquidation or winding up, as applicable, could not reasonably be expected to have a Material Adverse Effect.

For the avoidance of doubt, nothing in this Agreement shall prevent Holdings or any Subsidiary thereof from being converted into, or reorganized or reconstituted as a limited liability company, limited partnership or corporation; provided that (i) the Administrative Agent shall have been provided at least 10 days’ prior written notice of such change (or such other period acceptable to the Administrative Agent in its sole discretion) and (ii) the relevant Group Member shall take all such actions and execute all such documents as the Administrative Agent or the Collateral Agent may reasonably request in connection therewith.

8.5                               Disposition of Property.  Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of the Borrower or any Subsidiary, issue or sell any shares of the Borrower’s or such Subsidiary’s Capital Stock to any Person, except:

(a)                                 Dispositions of obsolete, damaged, uneconomic or worn out machinery, parts, property or equipment, or property or equipment no longer used or useful, in the conduct of its business, whether now owned or hereafter acquired;

(b)                                 the sale of inventory and owned or leased vehicles, each in the ordinary course of business;

(c)                                  Dispositions permitted by Sections 8.4(a), (b), (c), (d) and (f);

(d)                                 the sale or issuance of any Subsidiary’s Capital Stock to the Borrower or any Subsidiary Guarantor or, if such Subsidiary is not a Loan Party, to any other Group Member;

(e)                                  any Subsidiary of the Borrower may Dispose of any assets to the Borrower or any Subsidiary Guarantor or, subject to Section 8.7(g) (to the extent applicable), any other Group Member, and any Subsidiary that is not a Subsidiary Guarantor may Dispose of any assets, or issue or sell Capital Stock, to any other Subsidiary that is not a Subsidiary Guarantor;

(f)                                   Dispositions of cash or Cash Equivalents in the ordinary course of business in transactions not otherwise prohibited by this Agreement;

(g)                                  licenses granted by the Loan Parties with respect to Intellectual Property, or leases or subleases, granted to third parties in the ordinary course of business which, individually or in the aggregate, do not materially interfere with the ordinary conduct of the business of the Loan Parties or any of their Subsidiaries, taken as a whole;

(h)                                 the Disposition of other property having a fair market value not to exceed $20,000,000 in any fiscal year of the Borrower; provided that at least 75% of the consideration received in connection therewith consists of cash or Cash Equivalents;

(i)                                     the issuance or sale of shares of any Subsidiary’s Capital Stock to qualify directors if required by applicable law;

(j)                                    Dispositions or exchanges of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

(k)                                 Dispositions of leases entered into in the ordinary course of business, to the extent that they do not materially interfere with the business of the Loan Parties and their Subsidiaries, taken as a whole;

(l)                                     the abandonment or other Disposition of Intellectual Property that is, in the reasonable judgment of the Borrower, no longer economically practicable to maintain and material in the conduct of the business of the Loan Parties and their Subsidiaries, taken as a whole;

(m)                             the Disposition of Property which constitutes a Recovery Event;

(n)                                 Dispositions consisting of the sale, transfer, assignment or other Disposition of accounts receivable in connection with the collection, compromise or settlement thereof in the ordinary course of business and not as part of a financing transaction;

(o)                                 Investments in compliance with Section 8.7;

(p)                                 dispositions of non-core assets acquired in connection with any Permitted Acquisition in an aggregate amount not to exceed $3,000,000 per calendar year;

(q)                                 the disposition of property which constitutes, or which is subject to, a Recovery Event;

(r)                                    Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(s)                                   sale or issuances of Qualified Capital Stock of Holdings to future, present or former employees, officers, directors or consultants in respect of compensation of services;

(t)                                    the unwinding of any Hedge Agreements; ~~and~~

(u)                                 Dispositions listed on Schedule ~~8.5.~~8.5; and

(v)                                 Dispositions of Receivables and Permitted Receivables Related Assets in connection with Permitted Receivables Facilities permitted by Section 8.2(w).

8.6                               Restricted Payments.  Declare or pay any dividend (other than dividends payable solely in common stock or other common equity interests of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Group Member, in each case, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings or any Subsidiary (collectively, “Restricted Payments”), except that:

(a)                                 any Subsidiary may make Restricted Payments to the Borrower or any Subsidiary Guarantor or any other Person that owns a direct equity interest in such Subsidiary in proportion to such Person’s ownership interest in such Subsidiary;

(b)                                 each Subsidiary may make Restricted Payments to the Borrower and to Wholly Owned Subsidiaries (and, in the case of a Restricted Payment by a non-Wholly Owned Subsidiary, to the Borrower and any Subsidiary and to each other owner of Capital Stock or other equity interests of such Subsidiary on a pro rata basis based on their relative ownership interests);

(c)                                  so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Holdings may purchase, redeem or otherwise acquire shares of its common stock or other common equity interests or warrants or options to acquire any such shares, in each case, to the extent consideration therefor consists of the proceeds received from the substantially concurrent issue of new shares of Qualified Capital Stock (other than any Specified Equity Contribution);

(d)                                 (i) Holdings may make a Restricted Payment to (or to allow any direct or indirect parent thereof to) pay for the repurchase, retirement or other acquisition of Capital Stock of Holdings (or any direct or indirect parent thereof) held by any future, present or former officers, directors, employees or consultants of any Group Member (or any spouses, successors, administrators, heirs or legatees of any of the foregoing) upon the death, disability or termination of employment or services of such individual, and (ii) any Group Member may purchase, redeem or otherwise acquire any Capital Stock from the present or former employees, officers, directors and consultants of any Group Member (or any spouses, successors, administrators, heirs or legatees of any of the foregoing) pursuant to the terms of any employee stock option, incentive stock or other equity-based plan or arrangement; provided that the aggregate amount of payments under this clause (d) shall not exceed in any fiscal year $5,000,000 (with unused amounts in any fiscal year being carried over to succeeding fiscal years subject to a maximum of $10,000,000 in any fiscal year) plus, in each case, (x) any proceeds received by any Group Member after the date hereof in connection with the issuance of Qualified Capital Stock (other than any Specified Equity Contribution) that are used for the purposes described in this clause (d) plus (y) the net cash proceeds of any “key-man” life insurance policies of any Group Member that have not been used to make any repurchases, redemptions or payments under this clause (d);

(e)                                  so long as (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (y) after giving pro forma effect to the payment of such Restricted Payment, the Borrower shall be in pro forma compliance with the covenant set forth in Section 8.1 (whether or not currently in effect)  as of the date of the most recent financial statements delivered pursuant to Sections 7.1(a) and (b) and (z) the Borrower shall have delivered to the Administrative Agent a certificate evidencing compliance with clauses (x) and (y), Holdings and the Borrower may make Restricted Payments (i) in an aggregate amount not to exceed $15,000,000 plus (ii) if the Available Amount Condition has been met, the Available Amount;

(f)                                   Holdings may make Permitted Tax Distributions;

(g)                                  (i) to the extent actually used by Holdings (or any direct or indirect parent thereof) to pay such taxes, costs and expenses, the Borrower may make Restricted Payments to or on behalf of Holdings (or any direct or indirect parent thereof) in an amount sufficient to pay franchise taxes and other fees required to maintain the legal existence of Holdings (or any direct or indirect parent thereof), (ii) the Borrower may make Restricted Payments to or on behalf of Holdings (or any direct or indirect parent thereof) in an amount sufficient to pay out-of-pocket legal, accounting and filing costs and other expenses in the nature of overhead in the ordinary course of business of Holdings (or any direct or indirect parent thereof) to the extent such expenses are attributable to the ownership or operation of the Borrower and the Subsidiaries in an aggregate amount not to exceed $2,000,000 in any fiscal year and (iii) the Borrower may make Restricted Payments to or on behalf of Holdings (or any direct or indirect parent thereof) to enable Holdings to pay fees, salaries, bonuses, expenses and indemnities owing to directors, officers and employees of Holdings (or any direct or indirect parent thereof) to the extent such expenses are attributable to the ownership or operation of the Borrower and the Subsidiaries;

(h)                                 the Borrower may make Restricted Payments to Holdings (or any direct or indirect parent thereof) the proceeds of which are used to make cash payments in lieu of issuing fractional shares in connection with the exercise of warrants, options, or other securities convertible into or exchangeable for Capital Stock in an amount not to exceed $200,000 in any fiscal year;

(i)                                     Holdings may make Restricted Payments constituting non-cash repurchases of Capital Stock of Holdings (or any direct or indirect parent thereof) deemed to occur upon exercise of stock options or warrants (or equivalent) if such Capital Stock represents a portion of the exercise price of such options or warrants;

(j)                                    to the extent constituting Restricted Payments, any Group Member may enter into transactions expressly permitted by Sections 8.4, 8.5 and 8.7;

(k)                                 (a) the payment of annual fees to any Sponsor or any of its Affiliates pursuant to the Management Services Agreement in an aggregate amount per annum not to exceed $500,000, (b) dividends or distributions pursuant to the Class C Agreement in an aggregate amount per annum not to exceed $500,000; (c) (i) payments of indemnification and third-party expense reimbursements under the Expense Reimbursement Agreement and Management Services Agreement and (ii) other payments under the Expense Reimbursement Agreement or other fees under the Management Services Agreement and the Class C Agreement in an aggregate amount not to exceed $15,000,000; provided that, payments pursuant to this clause (ii) in any calendar year do not exceed $5,000,000, in each case as such agreements are in effect on the Closing Date or as such agreements may be amended in accordance with Section 8.9;

(l)                                     the Borrower may make Restricted Payments on its common stock (or Restricted Payments to Holdings or any direct or indirect parent thereof to fund Restricted Payments on such entity’s common stock), following the consummation of a Qualified Public Offering after the Closing Date, of up to

6% per annum of the net cash proceeds received by or contributed to the Borrower in or from any Qualified Public Offering;

(m)                             the Group Members may make Restricted Payments on the Closing Date to fund the Transactions as described in the Confidential Information Memorandum, including immediately after the LLC Conversion, the Target may redeem the one Class B unit held by Avista for a redemption price not to exceed $100; and

(n)                                 the Borrower may make Restricted Payments to Holdings to fund Restricted Payments to be made by Holdings pursuant to clause (c), (d), (e), (f) or (k) of this Section 8.6.

8.7                               Investments.  Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business line or unit of, or a division of, or make any other investment in, any Person (all of the foregoing, “Investments”), except:

(a)                                 extensions of trade credit in the ordinary course of business;

(b)                                 Investments in cash and Cash Equivalents;

(c)                                  Guarantee Obligations permitted by Section 8.2;

(d)                                 loans and advances to present or prospective officers, directors and employees of any Group Member in the ordinary course of business (including for travel, entertainment, relocation and similar expenses) in an aggregate amount for all Group Members not to exceed $2,000,000 at any time outstanding;

(e)                                  the Acquisition and the Transactions related thereto;

(f)                                   intercompany Investments by (i) any Group Member in any Loan Party; provided that all such intercompany Investments to the extent such Investment is a loan or advance owed to a Loan Party are evidenced by an intercompany note and (ii) any Group Member that is not a Loan Party to any other Group Member that is not a Loan Party;

(g)                                  intercompany Investments by any Loan Party in any Subsidiary, that, after giving effect to such Investment, is not a Subsidiary Guarantor (including, without limitation, Guarantee Obligations with respect to obligations of any such Subsidiary, loans made to any such Subsidiary, Investments resulting from mergers with or sales of assets to any such Subsidiary and Investments in Foreign Subsidiaries) and Investments by any Subsidiaries that are not Loan Parties in an amount (valued at cost) not to exceed $20,000,000 at any time outstanding;

(h)                                 Investments in the ordinary course of business consisting of endorsements for collection or deposit or lease, utility and other similar deposits and deposits with suppliers in the ordinary course of business;

(i)                                     Permitted Acquisitions, including Investments by any Loan Party in any Foreign Subsidiary the proceeds of which are promptly used by such Foreign Subsidiary (directly or indirectly through another Foreign Subsidiary) to consummate a Permitted Acquisition of Persons organized under the laws of, and/or assets located in, a jurisdiction other than the United States or any State thereof (and pay fees and expenses incurred in connection therewith);

(j)                                    Investments consisting of Hedge Agreements permitted by Section 8.11;

(k)                                 Investments existing as of the Closing Date and set forth in Schedule 8.7 and any extension or renewal thereof; provided that the amount of any such Investment is not increased at the time of such extension or renewal;

(l)                                     Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors or other Persons to the extent reasonably necessary in order to prevent or limit loss or in connection with the bankruptcy or reorganization of suppliers or customers and in settlement of delinquent obligations of, and other disputes with, suppliers or customers arising in the ordinary course of business;

(m)                             Investments received as consideration in connection with Dispositions permitted under Section 8.5 and Investments as consideration for services provided by the Borrower and its Subsidiaries;

(n)                                 so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, in addition to Investments otherwise expressly permitted by this Section, Investments by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost, if applicable) not to exceed (i) $20,000,000 at any time outstanding plus (ii) if the Available Amount Condition has been met, the Available Amount.

(o)                                 Investments by a Group Member that is not a Loan Party in the form of Cash Pool Obligations;

(p)                                 loans and advances to Holdings (or any direct or indirect parent thereof) in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments to the extent permitted to be made to Holdings (or any direct or indirect parent thereof) in accordance with Section 8.6;

(q)                                 promissory notes or other obligations of directors, officers, employees or consultants of a Group Member in connection with such directors’, officers’, employees’ or consultants’ purchase of Capital Stock of Holdings (or any direct or indirect parent thereof), so long as no cash or Cash Equivalent is advanced by any Group Member in connection with such Investment;

(r)                                    purchases and other acquisitions of inventory, materials, equipment and intangible property in the ordinary course of business;

(s)                                   Leases, licenses and sublicenses of real or personal property in the ordinary course of business;

(t)                                    mergers and consolidations in compliance with Section 8.4 (other than Section 8.4(d));

(u)                                 purchase of joint venture interests in the Existing Joint Ventures from the Group Members’ partners in such Existing Joint Ventures pursuant to the terms of the Existing Joint Ventures as in effect on the Closing Date;

(v)                                 Investments in joint ventures not to exceed $15,000,000 at any time outstanding; ~~and~~

(w)                               Investments in minority equity interests in customers received from such customers as part of fee arrangements entered into in the ordinary course of business or otherwise consistent with industry practice not to exceed $20,000,000 (valued at cost) at any time outstanding; and

(x)                                 Investments in connection with Permitted Receivables Facilities.

8.8                               Optional Payments and Modifications of Certain Debt Instruments.

(a)                                 (i) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to any Junior Financing except for (A) Permitted Refinancings and (B) payments in the aggregate pursuant to this clause (i)(B) not to exceed the Available Amount during the term of this Agreement; provided that in the case of this clause (i)(B) (w) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (x) after giving pro forma effect to any such payment, the Borrower shall be in pro forma compliance with the covenant set forth in Section 8.1 (whether or not currently in effect) as of the date of the most recent financial statements delivered pursuant to Sections 7.1(a) and (b), (y) the Borrower shall have delivered to the Administrative Agent a certificate evidencing compliance with clauses (w) and (x) and (z) the Available Amount Condition has been met; (ii) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Junior Financing (other than any amendment that is not materially adverse to the Lenders, it being agreed that any amendment, modification, waiver or other change that, in the case of any Junior Indebtedness, would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon is not materially adverse to the Lenders); or (iii) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Qualified Capital Stock that would cause such Qualified Capital Stock to become Disqualified Capital Stock.

(b)                                 Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Organizational Document of any Loan Party or any Pledged Company if such amendment, modification, waiver or change could reasonably be expected to have a Material Adverse Effect.

8.9                               Transactions with Affiliates.  Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to Holdings or such Subsidiary as would be obtainable by Holdings or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, except:

(a)                                 transactions between Holdings and its Subsidiaries;

(b)                                 loans or advances to directors, officers and employees permitted under Section 8.7(d) and transactions permitted by Sections 8.2(r), 8.2(s) and 8.7(q);

(c)                                  the payment of reasonable and customary fees, compensation, benefits and incentive arrangements paid or provide to, and indemnities provided on behalf of, officers, directors, employees or consultants of the Borrower, Holdings (or any direct or indirect parent thereof) or any of its Subsidiaries;

(d)                                 (i) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by Holdings’ board of managers (or similar governing body) or the senior management thereof and (ii) any repurchases of any issuances, awards or grants issued pursuant to clause (i), in each case, to the extent permitted by Section 8.6;

(e)                                  employment arrangements entered into in the ordinary course of business between Holdings or any Subsidiary and any employee thereof;

(f)                                   any Restricted Payment permitted by Section 8.6;

(g)                                  the Transactions and the payment of all fees and expenses related to the Transactions as set forth in the Confidential Information Memorandum;

(h)                                 the payment of transaction, management, consulting, monitoring and advisory fees, related expenses and indemnification payments to the Sponsors and their Affiliates pursuant to the Management Services Agreement, the Class C Agreement and the Expense Reimbursement Agreement, in each case not to exceed permitted payments set forth in Section 8.6(k) and as in effect on the Closing Date and the termination fees pursuant to the Management Services Agreement, Class C Agreement or Expense Reimbursement Agreement, or any amendments thereto (so long as any such amendment is not materially disadvantageous in the good faith judgment of the Borrower to the Lenders, when taken as a whole);

(i)                                     Intellectual Property licenses to Group Members in existence on the Closing Date;

(j)                                    sales of Qualified Capital Stock of Holdings to Affiliates of the Borrower not otherwise prohibited by the Loan Documents and the granting of registration and other customary rights in connection therewith;

(k)                                 any transaction with an Affiliate where the only consideration paid by any Loan Party is Qualified Capital Stock of Holdings;

(l)                                     transactions with customers, clients, suppliers, joint venture partners or purchasers or sellers of goods and services, in each case in the ordinary course of business and otherwise not prohibited by the Loan Documents;

(m)                             transactions in the ordinary course of business with (i) Unrestricted Subsidiaries or (ii) joint ventures in which Holdings or a Subsidiary thereof holds or acquires an ownership interest (whether by way of Capital Stock or otherwise) so long as the terms of any such transactions are no less favorable to Holdings or Subsidiary participating in such joint ventures than they are to other joint venture partners; ~~and~~

(n)                                 the transactions listed on Schedule 8.9 hereto; and

(o)                                 transactions effected as part of a Permitted Receivables Facility.

8.10                        Sales and Leasebacks.  Enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred unless (i) the sale of such property is permitted by Section 8.5 and (ii) any Liens arising in connection with its use of such property are permitted by Section 8.3.

8.11                        Hedge Agreements.  Enter into any Hedge Agreement, except (a) Hedge Agreements entered into in the ordinary course of business and not for speculative purposes, (b) Hedge

Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of Holdings or any Subsidiary and (c) any Hedge Agreements required to be entered into pursuant to the terms and conditions of this Agreement.

8.12                        Changes in Fiscal Periods.  Permit any change in the fiscal year of the Borrower; provided that the Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent (such acceptance not to be unreasonably withheld or delayed), in which case, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.

8.13                        Negative Pledge Clauses.  Enter into or suffer to exist or become effective any agreement that prohibits, limits or imposes any condition upon the ability of any Group Member to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) the Senior Notes Documents and any Permitted Refinancing thereof, (d) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary or any restrictions with respect to the Borrower or a Subsidiary imposed with respect to Receivables and/or Permitted Receivables Facility Assets pursuant to an agreement that has been entered into in connection with a Permitted Receivables Facility, (e) customary provisions in leases, licenses and other contracts restricting the assignment thereof, (f) any other agreement that does not restrict in any manner (directly or indirectly) Liens created pursuant to the Loan Documents or any Collateral securing the Obligations and does not require the direct or indirect granting of any Lien securing any Indebtedness or other obligation by virtue of the granting of Liens on or pledge of Property of any Loan Party to secure the Obligations and (g) any prohibition or limitation that (i) exists pursuant to applicable Requirements of Law, (ii) consists of customary restrictions and conditions contained in any agreement relating to any transaction permitted under Section 8.4 or the sale of any property permitted under Section 8.5, (iii) restricts subletting or assignment of leasehold interests contained in any lease governing a leasehold interest of any Group Member, (iv) exists in any agreement in effect at the time such Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into in contemplation of such Person becoming a Subsidiary, (v) exists in any instrument governing Indebtedness assumed in connection with any Permitted Acquisition, which encumbrance or restriction is not applicable to any Person, or the Properties or assets of any Person, other than the Person or the Properties or assets of the Person so acquired or (vi) is imposed by any amendments or refinancings that are otherwise permitted by the Loan Documents or the contracts, instruments or obligations referred to in clause (b), (c), (d), (e), (f), (g)(iv) or (g)(v); provided that such amendments and refinancings are no more materially restrictive with respect to such prohibitions and limitations than those in effect prior to such amendment or refinancing (as determined in good faith and, if requested by the Administrative Agent, certified in writing to the Administrative Agent by a Responsible Officer of the Borrower).

8.14                        Clauses Restricting Subsidiary Distributions.  Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Borrower to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower, (b) make loans or advances to, or other Investments in, the Borrower or any other Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of:

(i)                             any restrictions existing under (x) the Loan Documents and (y) the Senior Note Documents and any Permitted Refinancing thereof,

(ii)                          any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary,

(iii)                       any restrictions set forth in the agreement governing any Junior Indebtedness so long as the restrictions set forth therein are not materially more restrictive than the corresponding provisions in the Loan Documents,

(iv)                      any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby),

(v)                         restrictions and conditions existing on the date hereof identified on Schedule 8.14 (but not to any amendment or modification expanding the scope or duration of any such restriction or condition),

(vi)                      restrictions or conditions imposed by any agreement relating to Liens permitted by this Agreement but solely to the extent that such restrictions or conditions apply only to the property or assets subject to such permitted Lien,

(vii)                   customary provisions in leases, licenses and other contracts entered into in the ordinary course of business restricting the assignment thereof,

(viii)                customary restrictions in joint venture agreements and other similar agreements applicable to joint ventures permitted hereunder and applicable solely to such joint venture,

(ix)                      any agreement of a Foreign Subsidiary governing Indebtedness permitted to be incurred or permitted to exist under Section 8.2,

(x)                         any agreement or arrangement already binding on a Subsidiary when it is acquired so long as such agreement or arrangement was not created in anticipation of such acquisition;

(xi)                      Requirements of Law;

(xii)                   customary restrictions and conditions contained in any agreement relating to any transaction permitted under Section 8.4 or the sale of any property permitted under Section 8.5 pending the consummation of such transaction or sale;

(xiii)                any agreement in effect at the time such Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into in connection with or in contemplation of such Person becoming a Subsidiary of the Borrower;

(xiv)               any instrument governing Indebtedness assumed in connection with any Permitted Acquisition, which encumbrance or restriction is not applicable to any Person, or the Properties or assets of any Person, other than the Person or the Properties or assets of the Person so acquired; ~~or~~

(xv)                  any encumbrances or restrictions imposed by any amendments or refinancings that are otherwise permitted by the Loan Documents or the contracts, instruments or obligations referred to in clause (vi), (x), (xiii) or (xiv) of this Section; provided that such amendments or refinancings are no more materially restrictive with respect to such encumbrances and restrictions than those in effect prior to such amendment or refinancing (as determined in good faith and, if requested by the Administrative Agent, certified in writing to the Administrative Agent by a Responsible Officer of the Borrower); or

(xvi)               prohibitions, restrictions and conditions contained in agreements relating to a Permitted Receivables Facility.

8.15                        Lines of Business.  Enter into any business, either directly or through any Subsidiary, except for those businesses in which Holdings and its Subsidiaries are engaged on the date of this Agreement (after giving effect to the Transactions) or that are reasonably related, incidental, ancillary or complementary thereto.

8.16                        Holding Company.  In the case of Holdings, engage in any business or activity other than (a) the ownership of all outstanding Capital Stock in the Borrower, (b) maintaining its corporate existence, (c) participating in tax, accounting and other administrative activities as a member of the consolidated group of companies, that includes the Loan Parties, (d) the execution and delivery of the Loan Documents and the Senior Note Documents to which it is a party and the performance of its obligations thereunder, (e) the incurrence of Indebtedness permitted to be incurred by Holdings pursuant to Section 8.2, (f) the consummation of any Permitted Acquisition so long as any assets acquired in connection with such Permitted Acquisition are owned by the Borrower or a Subsidiary of the Borrower immediately following such Permitted Acquisition, (g) Restricted Payments permitted to be made or received by Holdings under Section 8.6, (h) the consummation of a Qualified Public Offering or any other issuance of its Capital Stock, (i) any transaction that Holdings is expressly permitted or contemplated to enter into or consummate under this Section 8, and (j) activities incidental to the businesses or activities described in clauses (a) through (i) of this Section.

SECTION 9.  EVENTS OF DEFAULT

9.1                               Events of Default.  If any of the following events shall occur and be continuing:

(a)                                 the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, fee or any other amount payable hereunder or under any other Loan Document, within five (5) days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b)                                 any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

(c)                                  any Loan Party shall default in the observance or performance of any agreement contained in (i) Section 7.4(a) (with respect to the Borrower only), Section 7.7(a) or Section 8 ~~of this Agreement~~(other than Section 8.1) of this Agreement or (ii) Section 8.1 of this Agreement; provided that (A) any Event of Default under Section 8.1 is subject to cure as provided in Section 9.2 and an Event of Default with respect to such Section 8.1 shall not occur until the expiration of the tenth (10th) Business Day after the date on which financial statements are required to be delivered with respect to the applicable fiscal quarter hereunder and (B) a default by the Borrower under Section 8.1 shall not constitute an Event of Default with respect to the Term Loans unless and until the Majority Facility Lenders with respect to the Revolving Facility shall have terminated their Revolving Commitments and declared all amounts under the Revolving Loans to be due and payable; or

(d)                                 any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of thirty (30) days after any such days after notice to the Borrower from the Administrative Agent; or

(e)                                  any Group Member (i) defaults in making any payment of any principal of any Material Indebtedness (including any Guarantee Obligation or Hedge Agreement that constitutes Material Indebtedness, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) defaults in making any payment of any interest on any such Material Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) defaults in the observance or performance of any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Material Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Material Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Material Indebtedness constituting a Guarantee Obligation) to become payable; or

(f)                                   (i) any Group Member (other than an Immaterial Subsidiary) shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Group Member (other than an Immaterial Subsidiary) shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Group Member (other than an Immaterial Subsidiary) any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the assets of the Group Members, taken as a whole, that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days after any such days from the entry thereof; or (iv) any Group Member (other than an Immaterial Subsidiary) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

(g)                                  (i)  any failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived, shall occur with respect to any Single Employer Plan or any Lien in favor of the PBGC or a Single Employer Plan or Multiemployer Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (ii) a Reportable Event shall occur, or proceedings shall commence under Section 4042 of ERISA to have a trustee appointed, or a trustee shall be appointed, with respect to a Single Employer Plan, (iii) any Single Employer Plan shall be terminated under Section 4041(c) of ERISA, (iv)  any withdrawal by the Borrower or any Commonly Controlled Entity from a Single Employer Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) shall occur or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA shall occur, (v) any Group Member or any Commonly Controlled Entity shall, or is reasonably likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan, (vi)  any failure to make a required contribution to a Multiemployer Plan shall occur, (vii) the occurrence of any event or condition which could reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Single Employer Plan, or (viii) any Group Member shall engage in any nonexempt “prohibited transaction” (within the meaning of Section 406 of ERISA or Section 4975 of the Code) involving any Plan; and in each case in clauses (i) through (viii) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

(h)                                 one or more judgments or decrees shall be entered against any Group Member and the same shall not have been vacated, discharged, stayed or bonded pending appeal for a period of 30 consecutive days and any such judgments or decrees either (i) is for the payment of money, individually or in the aggregate (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage), of $10,000,000 or more or (ii) is for injunctive relief and could reasonably be expected to have a Material Adverse Effect, or

(i)                                     any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Subsidiary of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby (except to the extent the loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing Collateral or to file Uniform Commercial Code continuation statements); or any Loan Party or any Subsidiary of any Loan Party shall so assert in writing; or

(j)                                    the guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason, to be in full force and effect or any Loan Party or any Subsidiary of any Loan Party shall so assert in writing; or

(k)                                 a Change of Control occurs; or

(l)                                     (i) any of the Obligations of the Loan Parties under the Loan Documents for any reason shall cease to be “senior debt,” “senior indebtedness,” “designated senior debt,” “guarantor senior debt” or “senior secured financing” (or any comparable term) under, and as defined in, any Junior Financing Documentation, (ii) the subordination provisions set forth in any Junior Financing Documentation shall, in whole or in part, cease to be effective or cease to be legally valid, bonding and enforceable against the holders of any Junior Financing, if applicable, or (iii) any Loan Party or any Subsidiary of any Loan Party, shall assert any of the foregoing in writing;

then, and in any such event, (A) if such event is an Event of Default specified in paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken:  (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Commitments to be terminated forthwith, whereupon the Revolving Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable.  With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit.  Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents in accordance with the Guarantee and Collateral Agreement.  After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto).  Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower Notwithstanding anything to the contrary, if the only Event of Default then having occurred and continuing is pursuant to a failure to observe Section 8.1, the Administrative Agent shall only take the actions set forth in this Section 9.1 with respect to the Revolving Commitments, Revolving Loans and Swingline Loans and at the request of the Majority Facility Lenders (as opposed to Required Lenders) under the Revolving Facility.

9.2                               Borrower’s Right to Cure.  Notwithstanding anything to the contrary contained in Section 9.1, in the event of any Event of Default or potential Event of Default under the covenant set forth in Sections 8.1 with respect to any fiscal quarter, at any time during such fiscal quarter and until the expiration of the tenth (10th) Business Day after the date on which financial statements are required to be delivered with respect to the applicable fiscal quarter hereunder, if Holdings receives a Specified Equity Contribution, Holdings may apply the amount of the net cash proceeds thereof to increase Consolidated EBITDA with respect to such applicable quarter; provided that (i) such net cash proceeds (x) are actually received by Holdings as cash equity other than Disqualified Capital Stock (including through capital contribution of such net cash proceeds to Holdings) no later than ten (10) Business Days after the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder and (y) are Not Otherwise Applied; (ii) in each period of four consecutive fiscal quarters, there shall be at least two fiscal quarters in which no Specified Equity Contribution is made, (iii) no more than four Specified Equity Contributions shall be made in the aggregate during the term of this Agreement; (iv) the amount of any Specified Equity Contribution shall be no more than the amount required to cause Holdings to be in pro forma compliance with Section 8.1 for any applicable period; (v) all Specified Equity Contributions shall be disregarded for purposes of determining any baskets with respect to the covenants contained in this Agreement, the calculation of the Available Amount and the application of the Pricing Grid; and (vi) there shall be no pro forma reduction in Indebtedness with the proceeds of any Specified Equity Contribution for determining compliance with Section 8.1.

SECTION 10.  THE AGENTS

10.1                        Appointment.

(a)                                 Each Lender (and, if applicable, each other Secured Party) hereby irrevocably designates and appoints each Agent as the agent of such Lender (and, if applicable, each other Secured

Party) under this Agreement and the other Loan Documents, and each such Lender (and, if applicable, each other Secured Party) irrevocably authorizes such Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or other Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.

(b)                                 Each of the Secured Parties hereby irrevocable designates and appoints General Electric Capital Corporation as collateral agent of such Secured Party under this Agreement and the other Loan Documents, and each such Secured Party irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf as are necessary or advisable with respect to the Collateral under this Agreement or any of the other Loan Documents, together with such powers as are reasonably incidental thereto.  The Collateral Agent hereby accepts such appointment.

10.2                        Delegation of Duties.  Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

10.3                        Exculpatory Provisions.  Neither any Agent nor any of their respective officers, directors, members, partners, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders or any other Secured Party for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or any Specified Hedge Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or any Specified Hedge Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any Specified Hedge Agreement or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder.  The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document or any Specified Hedge Agreement, or to inspect the properties, books or records of any Loan Party.

10.4                        Reliance by Agents.  Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by such Agent.  The Administrative Agent shall deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent.  Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders or the Majority Facility Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.  The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders or the Majority Facility Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans and all other Secured Parties.

10.5                        Notice of Default.  No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.”  In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders.  The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Secured Parties.

10.6                        Non-Reliance on Agents and Other Lenders.  Each Lender (and, if applicable, each other Secured Party) expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender or any other Secured Party.  Each Lender (and, if applicable, each other Secured Party) represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement, any Specified Hedge Agreement or any Specified Cash Management Agreement.  Each Lender (and, if applicable, each other Secured Party) also represents that it will, independently and without reliance upon any Agent or any other Lender or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents,  any Specified Hedge Agreement or any Specified Cash Management Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates.  Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender or any other Secured Party with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any Affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

10.7                        Indemnification.  To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Section 11.5 to be paid by it to any Agent Related Party (or any sub-agent thereof), each Lender severally agrees to pay to such Agent Related Party (or any such sub-agent thereof) such Lender’s Aggregate Exposure Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that (a) the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against any Agent Related Party (or any such sub-agent thereof) and (b) no

Lender shall be liable for the payment of any portion of such unreimbursed expense or indemnified loss, claim, damage, liability or related expense that is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence or willful misconduct.  The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

10.8                        Agent in Its Individual Capacity.  Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent.  With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender,” “Lenders,” “Secured Party” and “Secured Parties” shall include each Agent in its individual capacity.

10.9                        Successor Administrative Agent; Resignation of Issuing Lender and Swingline Lender.  The Administrative Agent and the Collateral Agent may resign as Administrative Agent and Collateral Agent, respectively, upon ten (10) Business Days’ notice to the Lenders and the Borrower.  If the Administrative Agent or Collateral Agent, as applicable, shall resign as Administrative Agent or Collateral Agent, as applicable, under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 9.1(a) or Section 9.1(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent or Collateral Agent, as applicable, and the term “Administrative Agent” or “Collateral Agent,” as applicable, shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s or Collateral Agent’s, as applicable, rights, powers and duties as Administrative Agent or Collateral Agent, as applicable, shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or Collateral Agent, as applicable, or any of the parties to this Agreement or any holders of the Loans.  If no successor agent has accepted appointment as Administrative Agent or Collateral Agent, as applicable, by the date that is ten (10) Business Days following a retiring Administrative Agent’s or Collateral Agent’s, as applicable, notice of resignation, the retiring Administrative Agent’s or Collateral Agent’s, as applicable, resignation shall nevertheless thereupon become effective and the Required Lenders shall assume and perform all of the duties of the Administrative Agent or Collateral Agent, as applicable, hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.  After any retiring Administrative Agent’s or Collateral Agent’s, as applicable, resignation as Administrative Agent or retiring Collateral Agent’s resignation as Collateral Agent, as applicable, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Collateral Agent, as applicable, under this Agreement and the other Loan Documents.

10.10                 Agents Generally.  The Joint Lead Arrangers, Joint Bookrunners, the Amendment No.1 Lead Arrangers and Amendment No.~~1~~2 Lead Arrangers shall not have any duties or responsibilities hereunder in its capacity as such.

10.11                 Lender Action.  Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents, the Specified Hedge Agreements or the Specified Cash Management Agreements (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceeds, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent; provided that the foregoing shall not prohibit any Lender from filing proofs of claim during the pendency of a proceeding relative to any Loan Party under any bankruptcy or other debtor relief law.

10.12                 Withholding Tax.  To the extent required by any applicable law, an Agent shall withhold from any payment to any Lender an amount equal to any applicable withholding Tax.  If the IRS or any Governmental Authority asserts a claim that the Agent did not properly withhold Tax from any amount paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding Tax ineffective), such Lender shall indemnify and hold harmless the Agent (to the extent that the Agent has not already been reimbursed by the Borrower and without limiting or expanding the obligation of the Borrower to do so) for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including any penalties, additions to Tax or interest thereon, together with all expenses incurred, including legal expenses and any out-of-pocket expenses, whether or not such Tax was correctly or legally imposed or asserted by the relevant Government Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Agent.  The agreements in this Section 10.12 shall survive the resignation and/or replacement of the Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Loans and the repayment, satisfaction or discharge of all obligations under this Agreement.

SECTION 11.  MISCELLANEOUS

11.1                        Amendments and Waivers.  Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.1.  The Required Lenders and each Loan Party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

(i)                             forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or forgive or reduce any interest or fee payable hereunder (except (x) in connection with the waiver of applicability of any post-default increase in interest rates, which waiver shall be effective with the consent of the Required Lenders and (y) that any amendment or modification of the financial covenants or defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender’s Commitment, in each case without the written consent of each Lender directly affected thereby; provided that neither any amendment, modification or waiver of a mandatory prepayment required hereunder, nor any amendment of Section 4.2 or any related definitions including Asset Sale, Excess Cash Flow, or Recovery Event, shall constitute a reduction of the amount of, or an extension of the scheduled date of, any principal installment of any Loan or Note or other amendment, modification or supplement to which this clause (i) is applicable;

(ii)                          eliminate or reduce the voting rights of any Lender under this Section 11.1 without the written consent of such Lender;

(iii)                       reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release Holdings or all or substantially all of the Subsidiary Guarantors from their obligations under the Guarantee and Collateral Agreement, in each case without the written consent of all Lenders;

(iv)                      reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the written consent of all Lenders under such Facility;

(v)                         amend, modify or waive any provision of Section 10 or any other provision in any manner which increases the obligations or diminishes the rights of any Agent without the written consent of each Agent adversely affected thereby;

(vi)                      amend, modify or waive any provision of Section 3.3, 3.4 or 3.15 without the written consent of the Swingline Lender;

(vii)                   amend, modify or waive any provision of Sections 3.7 to 3.15 without the written consent of the Issuing Lender; and

(viii)                release all or substantially all of the Guarantors or the Collateral, except as otherwise may be provided in this Agreement or the other Loan Documents;

provided that notwithstanding the foregoing amendments to or waivers of Section 8.1, Section 9.1(c)(ii) and Section 9.2  (and related definitions as used in such Sections, but not as used in other Sections of this Agreement) will require only the written approval of the Majority Facility Lenders (as opposed to Required Lenders) under the Revolving Facility.

In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Term Loans (“Refinanced Term Loans”) with a replacement term loan tranche hereunder (“Replacement Term Loans”); provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans plus accrued interest, fees and expenses related thereto, (b) the Applicable Margin for such Replacement Term Loans shall not be higher than the Applicable Margin for such Refinanced Term Loans, (c) the weighted average life to maturity of such Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Refinanced Term Loans at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the applicable Term Loans) and (d) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans in effect immediately prior to such refinancing.

If, in connection with any proposed amendment, modification, waiver or termination requiring the consent of all (or all affected) Lenders (including all Lenders under a single Facility), the consent of the Required Lenders (or Majority Facility Lenders, as the case may be) is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained being referred to as a “Non-Consenting Lender”), then, so long as the Administrative Agent is not a Non-Consenting Lender, the Administrative Agent or a Person reasonably acceptable to the Administrative Agent shall have the right but not the obligation to purchase at par from such Non-Consenting Lenders, and such Non-Consenting Lenders agree that they shall, upon the Administrative Agent’s request, sell and assign to the Administrative Agent or such Person, all of the Term Loans and Revolving Commitments of such Non-Consenting Lenders for an amount equal to the principal balance of all such Term Loans and any outstanding Revolving Loans held by such Non-Consenting Lenders and all accrued interest and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment and Assumption.  In addition to the foregoing, the Borrower may replace any Non-Consenting Lender pursuant to Section 4.13.

Notwithstanding the foregoing, this Agreement and the other Loan Documents may be amended (or amended and restated), modified or supplemented with the written consent of the Administrative Agent and the Borrower (a) to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or the Issuing Lender, (b) to add one or more additional credit facilities with respect to Incremental Term Loans to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans, as applicable, and the accrued interest and fees in respect thereof and (c) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Majority Facility Lenders; provided that the conditions set forth in Section 2.4 are satisfied.

Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable law, such Lender will not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Loans or other extensions of credit of such Lender hereunder will not be taken into account in determining whether the Required Lenders or all of the Lenders, as required, have approved any such amendment or waiver (and the definitions of “Required Lenders” and “Majority Facility Lenders” will automatically be deemed modified accordingly for the duration of such period); provided that, subject to the limitations set forth in the first paragraph of this Section 11.1, any such amendment or waiver that would increase or extend the term of the Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender.

11.2                        Notices.

(a)                                 All notices and other communications provided for hereunder shall be either (i) in writing (including telecopy or e-mail communication) and mailed, telecopied or delivered or (ii) as and to the extent set forth in Section 11.2(b) and in the proviso to this Section 11.2(a), in an electronic medium and as delivered as set forth in Section 11.2(b) if to the Borrower, at its address at 3201 Beechleaf Court, Suite 600, Raleigh, North Carolina 27604, Attention:  Chief Financial Officer, E-mail Address:

~~dgill@incresearch.com~~greg.rush@incresearch.com, Fax No.:  919.334.3651, and a copy (which shall not constitute notice) to Avista Capital Partners, LP, at its address at 65 East 55th Street, 18th Floor, New York, NY 10022, Attention:  ~~Sriram Venkataraman~~Robert Girardi, E-mail Address:  ~~venkataraman@avistacap.com~~girardi@avistacap.com, Fax No.:  (212) 593-6939, Ontario Teachers’ Pension Plan Board, at its address at 5650 Yonge Street, Toronto, ON M2M 4H5, Attention:  Terry Woodward, E-mail Address:  terry_woodward@otpp.com, Fax No.:  416 730-5082, Weil, Gotshal & Manges LLP, at its address at 767 Fifth Avenue, New York, New York 10153, Attention:  Andrew J. Yoon, E-mail Address:  andrew.yoon@weil.com, Fax No.:  (212) 310-8007, and Torys LLP, at its address at 237 Park Avenue, New York, New York 10017, Attention:  Jonathan B. Wiener, E-mail Address:  jwiener@torys.com, Fax No.:  (212) 682-0200; if to the Collateral Agent, at its address at 2 Bethesda Metro Center, Suite 600, Bethesda, MD  20817, Attention: INC Research Account Manager, Fax No: (866) 231-6698; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties; if to the Administrative Agent, at its address at 2 Bethesda Metro Center, Suite 600, Bethesda, MD  20817, Attention: INC Research Account Manager, Fax No: (866) 231-6698; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties provided, however, that materials and information described in Section 11.2(b) shall be delivered to the Administrative Agent in accordance with the provisions thereof or as otherwise specified to the Borrower by the Administrative Agent.  All such notices and other communications shall, when mailed, be effective four days after having been mailed by regular mail, one Business Day after having been mailed by overnight courier, and when telecopied or E-mailed, be effective when properly transmitted, except that notices and communications to any Agent pursuant to Sections 2, 3, 4, 6 and 10 shall not be effective until received by such Agent. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

(b)           The Borrower hereby agrees that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a new, or a conversion of an existing, borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any default or event of default under this Agreement or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent to an electronic address specified by the Administrative Agent to the Borrower. In addition, the Borrower agrees to continue to provide the Communications to the Agents in the manner specified in the Loan Documents but only to the extent requested by the Administrative Agent.

(c)           THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE ADMINISTRATIVE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS, EXCEPT TO THE EXTENT THE LIABILITY OF SUCH PERSON IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR

OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (COLLECTIVELY, “ADMINISTRATIVE AGENT PARTIES”) HAVE ANY LIABILITY TO THE BORROWER, ANY LENDER PARTY OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET.

The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents.  Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents.  Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address.  Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

11.3        No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

11.4        Survival of Representations and Warranties.  All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding and so long as the Commitments of any Lender have not been terminated.

11.5        Payment of Expenses.

(a)           The Borrower agrees (i) to pay or reimburse each Agent and the Joint Bookrunners for all of their reasonable and documented out-of-pocket costs and expenses associated with the syndication of the Facilities and incurred in connection with the preparation, negotiation, execution and delivery, and any amendment, supplement or modification to, this Agreement and the other Loan Documents, any security arrangements in connection therewith and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable invoiced fees and disbursements of counsel to such parties (provided that, unless there is a conflict of interest, such fees and disbursements shall not include fees and disbursements for more than one primary counsel and one local counsel in each relevant jurisdiction) and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter as such parties shall deem appropriate, (ii) to pay or reimburse each Lender and Agent for all its reasonable documented out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, or during any workout or restructuring, including the reasonable and invoiced fees and disbursements of counsel to such parties (provided that such fees and disbursements shall not include fees and disbursements for more than one primary counsel and one local counsel in each relevant jurisdiction), (iii) to pay, indemnify, and hold each Lender and each Agent harmless from, any and all recording and filing fees, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (iv) to pay, indemnify, and hold each Lender and Agent and the Joint Bookrunners and their respective affiliates (including, without limitation, controlling persons) and each member, partner, director, officer, employee, advisor, agent, affiliate, successor, partner, member, representative and assign of each of the forgoing (each, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents (regardless of whether any Loan Party is or is not a party to any such actions or suits) and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans, and the reasonable and documented fees, disbursements and other charges of one legal counsel to such Indemnitees taken as a whole (and, if applicable, one local counsel to such persons taken as a whole in each appropriate jurisdiction and, in the case of a conflict of interest, one additional local counsel in each appropriate jurisdiction to all affected Indemnitees taken as a whole) in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (iv), collectively, the “Indemnified Liabilities”); provided, that the Borrower shall not have any obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of, or material breach of any Loan Documents by, such Indemnitee or its controlled affiliates, officers or employees acting on behalf of such Indemnitee or any of its controlled affiliates in connection with the Transactions.  Statements payable by the Borrower pursuant to this Section 11.5 shall be submitted to the Chief Financial Officer, at the address of the Borrower set forth in Section 11.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent.  The agreements in this Section 11.5 shall survive repayment of the Loans and all other amounts payable hereunder.

(b)           To the fullest extent permitted by applicable law, neither the Borrower nor any Indemnitee shall assert, and each of the Borrower and each Indemnitee does hereby waive, any claim against any party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that the foregoing shall not limit the indemnification obligations of the Borrower under clause (a) above.  No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent such damages are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of, or material breach of any Loan Documents by, such Indemnitee or its controlled affiliates, officers or employees acting on behalf of such Indemnitee or any of its controlled affiliates in connection with the Transactions.

(c)           The Borrower shall not, without the prior written consent of the Indemnitee, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnitee is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnitee from all liability arising out of such proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability, or a failure to act by or on behalf of such Indemnitee.

11.6        Successors and Assigns; Participations and Assignments.

(a)           The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except (x) to an assignee in accordance with the provisions of paragraph (b) of this Section, (y) by way of participation in accordance with the provisions of paragraph (e) of this Section, (z) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (g) of this Section or (xx) to an Affiliated Lender in accordance with the provisions of paragraph (h) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, express or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors as assigns permitted hereby, Participants to the extent provided in paragraph (e) of this Section 11.6 and, to the extent expressly contemplated hereby, the Affiliates of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)           Any Lender may assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)          except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $1,000,000 (in the case of the Term Facility) and $5,000,000 (in the case of the Revolving Facility), in each case unless otherwise agreed by the each the Borrower and the Administrative Agent otherwise consent (such consent not to be unreasonably withheld or delayed); provided that no such consent of the Borrower shall be required if an Event of Default under Section 9.1(a) or (f) has occurred and is continuing;

(ii)         each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate tranches of Loans (if any) on a non-pro rata basis;

(iii)        no consent shall be required for any assignment except to the extent required by paragraph (b)(i) of this Section and, in addition, the consent of:

(A)          the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default under Section 9.1(a) or (f) has occurred and is continuing at the time of such assignment, (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund, or (z) such assignment is made prior to the earlier of (1) the Syndication Date and (2) the date that is 60 days after the Closing Date; provided that in each case the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received written notice thereof;

(B)          except in the case of clause (A)(z) above, the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (x) the Term Facility if such assignment is to an Assignee that is not a Lender, an Affiliate of a Lender or an Approved Fund or (y) the Revolving Facility if such assignment is to an Assignee that is not a Lender with a Revolving Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and

(C)          (1) in the case of any assignment to a new Revolving Lender or that increases the obligation of the Assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding), the Issuing Lender (such consent not to be unreasonably withheld or delayed), and (2) in the case of any assignment of a Revolving Commitment, the Swingline Lender (such consent not to be unreasonably withheld or delayed); provided that no consent of the Issuing Lender or the Swingline Lender shall be required for an assignment to an Assignee that is a Revolving Lender or an Affiliate or Approved Fund of a Revolving Lender;

(iv)       except in the case of assignments pursuant to paragraph (c) below, the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (it being understood that payment of only one processing fee shall be required in connection with simultaneous assignments to two or more Approved Funds), and the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire;

(v)        no assignment shall be permitted to be made to Holdings, the Borrower or any of their Subsidiaries, except pursuant to Section 4.1(b),

(vi)       no assignment shall be permitted to be made to a natural person;

(vii)      no assignment shall be permitted to be made to a Disqualified Institution; and

(viii)     assignments to Affiliates of the Borrower shall be subject to subsection (h) below.

Except as otherwise provided in paragraph (c) below, subject to acceptance and recording thereof pursuant to paragraph (d) below, from and after the effective date specified in each Assignment and Assumption the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 4.9, 4.10,

4.11 and 11.5; provided, with respect to such Section 4.10, that such Lender continues to comply with the requirements of Sections 4.10 and 4.10(e)).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section, except any purported assignment or transfer to a Disqualified Institution shall be void ab initio.

(c)           Notwithstanding anything in this Section 11.6 to the contrary, a Lender may assign any or all of its rights hereunder to an Affiliate of such Lender or an Approved Fund of such Lender without (a) providing any notice (including, without limitation, any administrative questionnaire) to the Administrative Agent or any other Person or (b) delivering an executed Assignment and Assumption to the Administrative Agent; provided that (A) such assigning Lender shall remain solely responsible to the other parties hereto for the performance of its obligations under this Agreement, (B) the Borrower, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such assigning Lender in connection with such assigning Lender’s rights and obligations under this Agreement until an Assignment and Assumption and an administrative questionnaire have been delivered to the Administrative Agent, (C) the failure of such assigning Lender to deliver an Assignment and Assumption or administrative questionnaire to the Administrative Agent or any other Person shall not affect the legality, validity or binding effect of such assignment and (D) an Assignment and Assumption between an assigning Lender and its Affiliate or Approved Fund shall be effective as of the date specified in such Assignment and Assumption.

(d)           The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of and interest owing with respect to the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  Subject to the penultimate sentence of this paragraph (d), the entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Issuing Lender and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  In the case of an assignment to an Affiliate of a Lender or an Approved Fund pursuant to paragraph (c), as to which an Assignment and Assumption and an administrative questionnaire are not delivered to the Administrative Agent, the assigning Lender shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register (a “Related Party Register”) comparable to the Register on behalf of the Borrower.  The Register or Related Party Register shall be available for inspection by the Borrower, the Issuing Lender, the Swingline Lender and any Lender (with respect to the Commitments of, and principal amount of and interest owing with respect to the Loans and L/C Obligations owing to such Lender only) at the Administrative Agent’s office at any reasonable time and from time to time upon reasonable prior notice.  Except as otherwise provided in paragraph (c) above, upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b)(iv) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register.  Except as otherwise provided in paragraph (c) above, no assignment shall be effective for purposes of this Agreement unless and until it has been recorded in the Register (or, in the case of an assignment pursuant to paragraph (c) above, the applicable Related Party Register) as provided in this paragraph (d).  The date of such recordation of a transfer shall be referred to herein as the “Assignment Effective Date.”

(e)           Any Lender may, at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) no participation shall be permitted to be made to Holdings or any of its Subsidiaries or Affiliates, nor any officer or director of any such Person or a natural person or Disqualified Institution (to the extent such Disqualified Institution has been identified to the Lenders).  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 11.1.  Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.9, 4.10 and 4.11 to the same extent as if it were a Lender (subject to the requirements and obligations of those sections including the documentary requirements in Section 4.10(e)) and had acquired its interest by assignment pursuant to paragraph (b) of this Section.  To the extent permitted by applicable law, each Participant also shall be entitled to the benefits of Section 11.7(b) as though it were a Lender; provided that such Participant shall be subject to Section 11.7(a) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower and solely for tax purposes, maintain a register complying with the requirements of Sections 163(f), 871(h) and 881(c)(2) of the Code on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”).  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  The entries in the Participant Register shall be conclusive and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(f)            A Participant shall not be entitled to receive any greater payment under Section 4.9 or 4.10 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant had no such participation been transferred to such Participant.

(g)           Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, any central bank or any other Person, and this Section shall not apply to any such pledge or assignment of a security interest or to any such sale or securitization; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(h)           Any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement to an Affiliated Lender subject to the following limitations:

(i)          Affiliated Lenders will not receive information provided solely to Lenders by the Administrative Agent or any Lender and will not be permitted to attend or participate in meetings attended solely by the Lenders and the Administrative Agent, other than the right to receive notices of Borrowings, notices of prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II;

(ii)         Each Affiliated Lender shall make a representation that, as of the date of any such assignment pursuant to this Section 11.6, it is not in possession of material non-public information with respect to Holdings, the Borrower, their respective Subsidiaries or their respective securities for purposes of the United States securities laws that has not been disclosed to the assigning Lender prior to such date, other than because such assigning Lender does not wish to receive material non-public information with respect to Holdings, the Borrower, their respective Subsidiaries or their respective securities;

(iii)        Affiliated Lenders may not purchase Revolving Loans by assignment pursuant to this Section 11.6; and

(iv)       the aggregate principal amount of Term Loans purchased by assignment pursuant to this Section 11.6 and held at any one time by Affiliated Lenders may not exceed 25% of the original principal amount of all Term Loans on the Effective Date plus the original principal amount of all term loans made pursuant to a Term Commitment Increase.

(i)            Each Affiliated Lender that is not a Debt Fund Affiliate, in connection with any (i) consent (or decision not to consent) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document, (ii) other action on any matter related to any Loan Document or (iii) direction to the Administrative Agent, Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, agrees that, except with respect to any amendment, modification, waiver, consent or other action described in clause (i) of the first proviso of Section 11.1 or that adversely affects such Affiliated Lender in any respect as compared to other Lenders, shall be deemed to have voted its interest as a Lender without discretion in such proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliated Lenders.  The Borrower and each Affiliated Lender hereby agrees that if a case under Title 11 of the United States Code is commenced against the Borrower, the Borrower, with respect to any plan of reorganization that does not adversely affect any Affiliated Lender in any material respect as compared to other Lenders, shall seek (and each Affiliated Lender shall consent) to designate the vote of any Affiliated Lender and the vote of any Affiliated Lender with respect to any such plan of reorganization of the Borrower or any Affiliate of the Borrower shall not be counted.  Each Affiliated Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliated Lender and in the name of such Affiliated Lender, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (i).

11.7        Sharing of Payments; Set-off.

(a)           Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a “Benefited Lender”) shall, at any time after the Loans and other amounts payable hereunder shall become due and payable pursuant to Section 9, receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9.1(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.  Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a director creditor of each Loan Party in the amount of such participation to the extent provided in clause (b) of this Section 11.7.

(b)           In addition to any rights and remedies of the Lenders provided by law, subject to Section 10.11, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower, and to the extent permitted by applicable law, upon the occurrence of any Event of Default which is continuing, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, as the case may be.  Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application.

(c)           Notwithstanding anything to the contrary contained herein, the provisions of this Section 11.7 shall be subject to the express provisions of this Agreement which require or permit differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

11.8        Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile transmission or electronic mail (in “.pdf” or similar format) shall be effective as delivery of a manually executed counterpart hereof.

11.9        Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.10      Integration.  This Agreement and the other Loan Documents represent the entire agreement of Holdings, the Borrower, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

11.11      GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

11.12      Submission To Jurisdiction; Waivers.  Each of the parties hereto hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)           consents that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the address set forth in Section 11.2 or on the signature pages hereof, as the case may be, or at such other address of which the Administrative Agent shall have been notified pursuant thereto; and

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

11.13      Acknowledgments.  The Borrower hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b)           each Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Loan Parties, their stockholders and/or their affiliates.  Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, its stockholders or its affiliates, on the other.  The Loan Parties acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its stockholders or its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party, its management, stockholders, creditors or any other Person.  Each Loan Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.  Each Loan Party agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Loan Party, in connection with such transaction or the process leading thereto; and

(c)           no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

11.14      Releases of Guarantees and Liens.

(a)           Notwithstanding anything to the contrary contained herein or in any other Loan Document, each of the Administrative Agent and the Collateral Agent is hereby irrevocably authorized by each Secured Party (without requirement of notice to or consent of any Secured Party except as expressly required by Section 11.1) to take any action requested by the Borrower having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document (including, without limitation, the release of any Subsidiary Guarantor from its obligations if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder) or that has been consented to in accordance with Section 11.1; provided that no such release shall occur if (x) such Subsidiary Guarantor continues to be a guarantor in respect of any Junior Financing or (y) such Collateral continues to secure any Junior Financing or (ii) under the circumstances described in paragraph (b) below.

(b)           At such time as (i) the Loans, the Reimbursement Obligations and the other Obligations (other than Unasserted Contingent Obligations) shall have been paid in full or Cash Collateralized and (ii) the Commitments have been terminated and no Letters of Credit shall be outstanding (or shall have been Cash Collateralized or backstopped to the reasonable satisfaction of the Issuing Bank), the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent, the Collateral Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.  At such time, the Collateral Agent shall take such actions as are reasonably necessary, at the cost of the Borrower, to effect each release described in this Section 11.14 in accordance with the relevant provisions of the Security Documents.

11.15      Confidentiality.  Each Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential in accordance with its customary procedures; provided that nothing herein shall prevent any Agent or any Lender from disclosing any such information (a) to any Agent, any other Lender, any Affiliate of a Lender or any Approved Fund (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential) other than any Disqualified Institution that has been identified to such Agent or Lender, (b) subject to an agreement to comply with confidentiality provisions at least as restrictive as the provisions of this Section, to any actual or prospective Transferee or any direct or indirect counterparty to any Hedge Agreement (or any professional advisor to such counterparty), (c) to its employees, directors, members, partners, agents, attorneys, accountants and other professional advisors or those of any of its affiliates (it being understood that the Person to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed (other than as a result of a disclosure in violation of this Section 11.15), (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document; provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any Governmental Authority or representative thereof (other than any such request in connection with any examination of the financial condition or other routine examination of such Lender by such Governmental Authority) for disclosure of any such non-public information prior to disclosure of such information.

11.16      WAIVERS OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.17      Patriot Act Notice.  Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it may be required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INC RESEARCH, LLC, as Borrower

By:
Name:
Title:

INC RESEARCH INTERMEDIATE, LLC,
as Holdings

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent and Swingline Lender

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Issuing Lender

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Collateral Agent

By:
Name:
Title:

NATIXIS,
as Documentation Agent

By:
Name:
Title:

By:
Name:
Title:

REVOLVING LENDERS

MORGAN STANLEY BANK, N.A.,
as a Revolving Lender

By:
Name:
Title:

ING CAPITAL LLC,
as a Revolving Lender

By:
Name:
Title:

ROYAL BANK OF CANADA,
as a Revolving Lender

By:
Name:
Title:

NATIXIS,
as a Revolving Lender

By:
Name:
Title:

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Revolving Lender

By:
Name:
Title:

TERM LENDERS

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Term Lender

By:
Name:
Title:

Annex A

PRICING GRID FOR LOANS

REVOLVING LOANS AND SWINGLINE LOANS

Pricing Level	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans
I	~~4.50~~3.25%	~~3.50~~2.25%
II	~~4.25~~3.00%	~~3.25~~2.00%
III	~~4.00~~2.75%	~~3.00~~1.75%

TERM LOANS

Pricing Level	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans
IV	 ~~4.75~~3.25%	~~3.75~~2.25%
V	~~4.50~~3.00%	~~3.50~~2.00%
VI	2.75%	1.75%

COMMITMENT FEE RATE

Pricing Level	Commitment Fee Rate
~~VI~~	~~0.500 %~~
VII	~~0.375~~0.500%
VIII	0.375%

So long as no Default or Event of Default has occurred and is continuing, the Applicable Margin for Loans and the Commitment Fee Rate shall be adjusted, on and after the first Adjustment Date (as defined below) occurring after the completion of the first full fiscal quarter of the Borrower after the Amendment No.~~1~~2 Effective Date~~,~~ based on changes in the Secured Leverage Ratio, with such adjustments to become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which the relevant financial statements are delivered to the Lenders pursuant to Section 7.1 and to remain in effect until the next adjustment to be effected pursuant to this paragraph.  If any financial statements referred to above are not delivered within the time periods specified in Section 7.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Pricing Grid shall apply.  On each Adjustment Date, the Applicable Margin for Loans and the Commitment Fee Rate shall be adjusted to be equal to the Applicable Margins opposite the Pricing Level determined to exist on such Adjustment Date from the financial statements relating to such Adjustment Date.

As used herein, the following rules shall govern the determination of Pricing Levels on each Adjustment Date:

Annex A-1

“Pricing Level I” shall exist on an Adjustment Date if the Secured Leverage Ratio for the relevant period is greater than ~~2.00~~ 1.75to 1.00 and shall apply to the Revolving Loans and Swingline Loans.

“Pricing Level II” shall exist on an Adjustment Date if the Secured Leverage Ratio for the relevant period is less than or equal to ~~2.00 to 1.00 but greater than 1.50~~1.75 to 1.00 and shall apply to the Revolving Loans and Swingline Loans.

“Pricing Level III” shall exist on an Adjustment Date if the Secured Leverage Ratio for the relevant period is less than or equal to ~~1.50~~ 1.75  to 1.00 and shall apply to the Revolving Loans and Swingline Loans and prior to such Adjustment Date a Qualified Public Offering resulting in gross proceeds of at least $100,000,000 shall have been consummated.

“Pricing Level IV” shall exist on an Adjustment Date if the Secured Leverage Ratio for the relevant period is greater than ~~2.00~~1.75 to 1.00 and shall apply to the Term Loans.

“Pricing Level V” shall exist on an Adjustment Date if the Secured Leverage Ratio for the relevant period is less than or equal to ~~2.00~~1.75 to 1.00 and shall apply to the Term Loans.

“Pricing Level VI” shall exist on an Adjustment Date if the Secured Leverage Ratio for the relevant period is ~~greater~~less than ~~1.50~~or equal to 1.75 to 1.00 and shall apply to the ~~Commitment Fee Rate~~Term Loans and prior to such Adjustment Date a Qualified Public Offering resulting in gross proceeds of at least $100,000,000  shall have been consummated.

“Pricing Level VII” shall exist on an Adjustment Date if the Secured Leverage Ratio for the relevant period is greater than 1.50 to 1.00 and shall apply to the Commitment Fee Rate.

“Pricing Level VIII” shall exist on an Adjustment Date if the Secured Leverage Ratio for the relevant period is less than or equal to 1.50 to 1.00 and shall apply to the Commitment Fee Rate.

Annex A-2